As filed with the Securities and Exchange Commission on February 9, 2026
File Nos. 333-281213
811-22913

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 4	☒
And
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 7	☒

COHEN & STEERS ETF TRUST
(Exact Name Of Registrant As Specified In Charter)
1166 Avenue of the Americas, 30th Floor, New York, NY 10036
(Address Of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: (212) 832-3232
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
1166 Avenue of the Americas, 30th Floor
New York, New York 10036
(Name And Address Of Agent Of Service Of Process)

With copies to:
Michael G. Doherty, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036	Brian McCabe, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
☐	immediately upon filing pursuant to paragraph (b)
☐	On [ ] pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BECOMES EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

1166 AVENUE OF THE AMERICAS, 30TH FLOOR
NEW YORK, NEW YORK 10036
PROSPECTUS
Advisor
Cohen & Steers Capital Management, Inc.
1166 Avenue of Americas, 30th Floor
New York, New York 10036
[ ]
Fund	Ticker	Stock Exchange
Cohen & Steers Future of Energy Active ETF	[ ]	NYSE Arca
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THE FUND’S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO INDICATES OTHERWISE IS COMMITTING A CRIME.

COHEN & STEERS FUTURE OF ENERGY ACTIVE ETF

Summary Section

Investment Objective
The investment objective of Cohen & Steers Future of Energy Active ETF (the “Fund”) is to provide attractive total return, comprised of current income and price appreciation.

Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment):	[None]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	[0.80] %
Other Expenses(1)	[0.00] %
Total Annual Fund Operating Expenses(2)	[0.80] %

(1)
Based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$[ ]	$[ ]	$[ ]	$[ ]
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is new and does not yet have a portfolio turnover rate to disclose. The portfolio turnover rate of the Predecessor Fund (as defined below) in the most recent fiscal year was [ ]% of the average value of its portfolio.

Principal Investment Strategies
The Fund is an exchange-traded fund. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of energy companies, including traditional-, alternative-, renewable- and clean-energy companies, natural resource companies, utilities, and companies in associated businesses (collectively, “Energy and Energy-Related Companies”) (as further defined below). The Fund will seek to invest in Energy and Energy-Related Companies that [Cohen & Steers Capital Management, Inc.], the Fund’s investment advisor (the “Advisor”), believes are leading, enabling, supplying, disrupting, or otherwise benefiting from transitional or longer-term structural changes to the global energy sector, such as changes resulting from shifting demand and supply of traditional and alternative energy sources, increasing emphasis on storage, resilience, and security of supply, and other developments in technologies, regulations, and behaviors affecting the energy sector. Equity securities include common stocks, rights or warrants to purchase common stocks, convertible securities, preferred stocks depositary receipts, private investments in public equity (“PIPEs”), and private placements. The Fund may invest in equity securities of Energy and Energy- Related Companies of any market capitalization. “Energy and Energy-Related Companies” may also include:
(i) Securities of companies that own or otherwise engage in activities related to energy in the U.S., such as assets related to exploration, development, mining, production, transmission, infrastructure, processing, refining, storage, gathering, distribution, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, renewable energy, liquefied natural gas (“LNG”), fertilizer, timer or industrial source carbon dioxide;
(ii) securities of renewable companies that are owners or operators of “clean” assets, as well as those developing technologies, products, processes and services relating to more efficient or cleaner use, storage, delivery, management, conservation or conversion of natural resources or products derived therefrom or the transition to cleaner and more efficient use of natural resources or products derived therefrom;
(iii) Utilities, including gas, water, cable, electrical and telecommunications utilities;
(iv) Energy and Energy-Related Companies that are organized as Master Limited Partnerships (“MLPs”) and limited liability companies that are publicly traded and treated as partnerships or C corporations for U.S. federal income tax purposes. Direct investments in MLPs may take the form of debt or equity, including, without limitation, common units, preferred units, convertible subordinated units, PIPEs, and securities of affiliates of MLPs, substantially all of whose assets consist of units or ownership interests of an affiliated MLP (which includes, without limitation, general partner interests, incentive distribution rights, common units and subordinated units);
(v) securities of exchange-traded, open-end or closed-end funds that invest primarily in other Energy or Energy-Related Companies or their affiliates; and
(vi) Instruments that provide economic exposure to each type of investment listed in items (i) through (v) above, including derivative instruments such as, among others, forward contracts, futures and options thereon, options and swaps.
The Fund may also invest up to 50% of its net assets in foreign securities, including those issued by companies in emerging markets.
The Fund may invest up to 20% of its net assets in investments that are not Energy and Energy-Related Companies.
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Debt securities issued by Energy and Energy-Related Companies may include those rated below investment grade (below Baa3 or BBB-) by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings (“S&P”), or Fitch Ratings (“Fitch”) or an equivalent rating by one nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Advisor at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” The Fund may invest in debt securities without regard to their maturity or credit rating.
The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks.

Principal Risks of Investing in the Fund
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account any reinvestment of Fund dividends and distributions.
Market Volatility Risk
The Fund’s strategy of focusing its investments in Energy and Energy-Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets has significantly affected the performance of the energy infrastructure industry, as well as the performance of the Energy and Energy-Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of Energy and Energy-Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.
Energy Sector Risks
The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector has lagged the performance of other sectors or the broader market as a whole. Recent uncertainty in the energy markets has had an adverse effect on energy-related securities, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following:
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Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
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The global energy markets are especially vulnerable to war, sanctions, trade disruptions, tarrifs and other geopolitical risks.
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Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of Energy and Energy-Related Companies.
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Slowdowns in new construction and acquisitions can limit growth potential.
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A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
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Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of Energy and Energy-Related Companies to make distributions.
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Changes in the regulatory environment could adversely affect the profitability of Energy and Energy-Related Companies.
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Extreme weather or other natural disasters could impact the value of Energy and Energy-Related Companies.
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Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
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Threats of attack by terrorists on energy assets could impact the market for Energy and Energy-Related Companies.
Common Stock Risk
While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Industry Specific Risks
Entities operating in the energy sector are also subject to risks that are specific to the industry within that sector they serve. These sectors include pipelines, gathering and processing, midstream, exploration and production, propane, coal and marine shipping.
Utilities Sector Risk
Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; the potential impact of natural disasters, terrorist attacks on the utility industry and
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its customers; increased competition; potential losses resulting from changes in regulations; and liabilities for environmental damage and general civil liabilities.
Natural Resources Risk
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism or sanctions) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. In particular Russia’s military invasion of Ukraine has increased the volatility of many natural resources investments. Rising interest rates and general economic conditions may also affect the demand for natural resources.
Below Investment Grade Securities Risk
The Fund may invest in securities that are rated below investment grade or equivalent unrated securities. Below investment grade securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Convertible Securities Risk
Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Liquidity Risk
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly
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those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.
Foreign (Non-U.S.) Securities and Emerging Markets Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health emergencies (including epidemics and pandemics), and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities (including trading and tariff arrangements and restrictions, sanctions and cybersecurity attacks). In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets, exchanges and economies and, in some countries, less mature governments and governmental institutions. Foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the United States. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes, exchange controls, the imposition of restrictions on foreign investment, the lack of hedging instruments, restrictions on repatriation of capital invested or from problems in security registration or settlement and custody. Furthermore, custody practices and regulations abroad may offer less protection to investors, such as the Fund, and the Fund may be limited in its ability to enforce contractual rights or obligations. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Clean Energy Risk
Many clean energy companies are involved in the development and commercialization of new technologies, which may be subject to delays resulting from budget constraints, technological difficulties, or public and regulatory opposition. Clean energy companies may be highly dependent
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upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for clean energy products, changes in energy prices, and international political events may cause fluctuations in the performance of clean energy companies and the prices of their securities.
Renewable Companies Risk
Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.
Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).
Royalty and Income Trust Risk
Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts. Certain trusts may be considered partnerships and their interests may not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is often driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.
Master Limited Partnership Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject
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to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
Interest Rate Risk to Energy and Energy-Related Companies Risk
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy and Energy-Related Companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of Energy and Energy-Related Companies. Rising interest rates may also impact the price of the securities of Energy and Energy-Related Companies as the yields on alternative investments increase.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; and special redemption rights.
Tax Risk
The Fund intends to qualify each year as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Subchapter M of the Code. For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet, among other things, certain asset diversification requirements at the close of each quarter of its taxable year. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the IRS or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this requirement.
Derivatives and Hedging Transactions Risk
The use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, financial leverage risk, liquidity risk, over-the-counter (“OTC”) trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.
The U.S. government has enacted legislation that provides for regulation of the derivatives market, including minimum margin and capital, clearing and trade execution requirements. The European Union, United Kingdom and some other jurisdictions have implemented and continue to implement similar requirements, which affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objectives through the use of such instruments.
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Rule 18f-4 under the Investment Company Act of 1940 (the “1940 Act”) requires that, among other things, the Fund limit its use of derivatives to maintain its status as a “limited derivatives user.” If the Fund were not able to maintain such status, it would be required to apply a value-at-risk based limit to its use of derivative instruments and financing transactions, comply with other requirements, and adopt and implement a derivatives risk management program. Rule 18f-4 may curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy.
Options Risk
There are various risks associated with the Fund’s use of options, including risks from writing covered call options, writing naked call options and writing put options. The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. The value of options written by the Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.
The Fund may also write unlisted OTC options, which differ from listed or exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Restricted and Illiquid Securities Risk
The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Such securities may include Energy and Energy-Related Companies and non-Energy and Energy-Related Companies.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Authorized Participant Concentration Risk
Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as
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Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem an aggregation of a specified number of shares (each a “Creation Unit”), Fund shares may trade at a greater premium or discount between the market price and the net asset value (“NAV”) per share of Fund shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the NYSE Arca, Inc. (the “Exchange”). This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Market Price Relative to NAV Risk
Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. The Advisor cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, for example, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Secondary Market Trading Risk
Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Fund Shares Liquidity Risk
Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for Fund shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and
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bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Market Disruption and Geopolitical Risk
Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.
Recent examples include the ongoing conflicts in Ukraine and the Middle East, recent political and military developments in Venezuela, and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.
Regulatory Risk
Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Cyber Security Risk
With the increased use of technologies such as the Internet and artificial intelligence including machine learning technology and generative artificial intelligence such as ChatGPT (collectively, “AI Technologies”), and the dependence on computer systems to perform necessary business functions, the
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Fund and its service providers (including the Advisor and Subadvisors (defined below)), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, a Subadvisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund, the Advisor and the Subadvisors may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
New Fund Risk
The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such liquidation could have negative tax consequences for shareholders.
Large Shareholder Risk
Certain shareholders, including other funds advised by the Advisor or Subadvisors, may from time to time own a large amount of the Fund’s shares. In addition, a third-party investor, the Advisor, a Subadvisor or an affiliate of the Advisor or a Subadvisor, an authorized participant, a lead market maker, seed investor or another entity may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited length of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a significant percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account.
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Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, RIC ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions, risk of a premature liquidity event initiated by activist shareholders and non-diversification risk. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired. The Fund may invest in exchange-traded derivative products that are not registered under the 1940 Act.
Rule 12d1-4 under the 1940 Act and other applicable rules under Section 12(d)(1) permit an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. Reliance on these conditions could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
Non-Diversification Risk
As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Fund Performance
The Fund is a newly organized series of Cohen & Steers ETF Trust created to acquire the assets and liabilities of Cohen & Steers Future of Energy Fund, Inc. (the “Predecessor Fund”) in a reorganization (the “Reorganization”). The Predecessor Fund will be considered the accounting and tax survivor of the Reorganization and, accordingly, certain performance information, financial highlights, and other information relating to the Predecessor Fund have been included in the Fund’s prospectus and presented as if the Reorganization had been consummated. The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund is adopting the performance of the Predecessor Fund as the result of the Reorganization. The Advisor to the Fund also served as the investment adviser to the Predecessor Fund. Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart shows changes in the Predecessor Fund’s performance from year to year (represented by the performance of the Predecessor Fund’s Class I shares). The Predecessor Fund changed its principal investment strategies on March 28, 2024. The performance in the following bar chart and table reflects returns achieved pursuant to different principal investment strategies for periods prior to such change. If the Fund’s current strategies had been in place for the periods prior to such change, results shown may have been different.
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The table shows how the Predecessor Fund’s average annual returns (represented by the Predecessor Fund’s Class I shares) compare with the performance of a selected broad-based market index (the “Broad-Based Index”), the MSCI World Index (net) Index-net, over various time periods. The MSCI World Index-net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes. In addition to the Broad-Based Index, the table shows performance of two additional benchmarks. Each additional benchmark is represented by the performance of a benchmark consisting of the Alerian Midstream Energy Select Index (Total Return) through January 31, 2019, the Alerian Midstream Energy Select Canada-Capped Index through October 30, 2020, and a blended benchmark of 70% Alerian Midstream Energy Index, 20% S&P 500 Utilities Index, and 10% S&P 500 Oil & Gas Refining & Marketing Index through March 28, 2024. Following March 28, 2024, one additional benchmark (the “Linked Benchmark”) is represented by the performance of the S&P Energy Select Sector Index and the other additional benchmark (the “Custom Linked Benchmark”) is represented by the performance of the Cohen & Steers Energy Aggregate Blend Price Index, which is a blended benchmark consisting of 35% S&P Energy Select Sector Index, 35% Cohen & Steers Risk Parity Energy Index (Custom) and 30% S&P North American and Europe Clean Energy Index-net. The Alerian Midstream Energy Select Index (Total Return) is a capped, float adjusted, capitalization-weighted index composite of North American energy infrastructure companies, whose constituents are engaged in midstream activities involving energy commodities. The Alerian Midstream Energy Select Canada-Capped Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalized-weighted index, which includes the same companies as the Alerian Midstream Energy Select Index (Total Return) but caps the aggregate weight of Canadian constituents at 20%, is disseminated end-of-day on a price-return and total-return basis. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a price return basis and on a total return basis. The S&P 500 Utilities Index comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard (GICS) utilities sector. The S&P 500 Oil & Gas Refining & Marketing Index is a subset of the S&P 500 Index that includes companies engaged in the refining and marketing of oil, gas and/or refined products. The S&P Energy Select Sector Index is a modified market cap index comprised of energy-related companies within the S&P 500, as defined by the GICS energy sector classification. The Cohen & Steers Risk Parity Energy Index (Custom) is based on the S&P Energy Select Sector Index with weights based on volatility contribution of the underlying GICS industries. The S&P North American and Europe Clean Energy Index-net is designed to measure the performance of 100 of the largest companies in global clean energy-related businesses from North America and Europe. The Advisor believes that the Linked Benchmark and the Custom Linked Benchmark, as compared to the Broad-Based Index, are comprised of securities that are more representative of the Fund’s investment strategy during those periods.
Had the Predecessor Fund been structured as an ETF, its performance may have differed. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information is available at www.cohenandsteers.com or by calling (800) 330-7348.
Class I Shares*
Annual Total Returns
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[ ]
* The bar chart for the Predecessor Fund reflected the performance of Class A shares of the Predecessor Fund. The Fund is showing the performance of the Predecessor Fund’s Class I Shares because, as one of the oldest share classes and the share class with the greatest net assets, the Fund believes it is more representative of the Predecessor Fund’s historical performance.
Highest quarterly return during this period:	[ ]%	quarter ended	[ ]
Lowest quarterly return during this period:	[ ]%	quarter ended	[ ]
Average Annual Total Returns
(for the periods ended [  ])
	1 Year	5 Years	10 Years

Class I Shares	[ ]%	[ ]%	[ ]%
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sales of Fund Shares	[ ]%	[ ]%	[ ]%
Linked Benchmark (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
Custom Linked Benchmark (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
MSCI World Index-net (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Investment Management
Advisor
[Cohen & Steers Capital Management, Inc.]
Subadvisors
[Cohen & Steers Asia Limited (“CNS Asia”)]
[Cohen & Steers UK Limited (“CNS UK”)]
Portfolio Managers
The Fund’s portfolio managers are:
[Benjamin Morton—Executive Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since its inception, and was a portfolio manager of the Predecessor Fund since 2013.
Tyler S. Rosenlicht—Senior Vice President of the Advisor. Mr. Rosenlicht has been a portfolio manager of the Fund since its inception, and was a portfolio manager of the Predecessor Fund since 2015.]
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Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with [ ], the Fund’s distributor (the “Distributor”), that governs transactions in Fund creation units) in large blocks of shares called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at www.cohenandsteers.com.

Tax Information
The Fund’s distributions may be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, and may consist of a non-taxable return of capital. Investments through such tax-advantaged arrangements may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial representative to recommend the Fund over another investment. Ask your individual financial representative or visit your financial intermediary’s website for more information.
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Investment Objective, Principal Investment Strategies and Related Risks

COHEN & STEERS FUTURE OF ENERGY ACTIVE ETF

Objective
The investment objective of the Fund is to provide attractive total return, comprised of current income and price appreciation. In pursuing its investment objective, the Fund seeks both capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. The Fund may change its investment objective without shareholder approval, although it has no current intention to do so. Shareholders will be provided with at least 60 days’ prior written notice of any change to the Fund’s investment objective.

Principal Investment Strategies
The Fund is an exchange-traded fund. In making investment decisions with respect to securities purchased by the Fund, the Advisor relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive level of distributions. Their potential for capital appreciation is also evaluated. The Advisor seeks to identify Energy and Energy-Related Companies that are leading, enabling, supplying, disrupting, or otherwise benefiting from transitional or longer-term structural changes to the global energy sector, such as changes resulting from shifting demand and supply of traditional and alternative energy sources, increasing emphasis on storage, resilience, and security of supply, and other developments in technologies, regulations, and behaviors affecting the energy sector. The Advisor reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, distribution coverage ratio and environmental, social and governance (“ESG”) factors. The Advisor utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price to distributable cash flow multiples, distributable cash flow growth rate and distribution yield, among other metrics. The Fund will not seek to achieve specific ESG outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the Advisor may incorporate consideration of relevant ESG factors into its investment decision-making.
The following are the Fund’s principal investment strategies. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s investments are contained in the Fund’s SAI.
Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of Energy and Energy-Related Companies.
The Fund may invest in common and preferred stock, convertible securities, warrants and depositary receipts of companies that are organized as corporations, limited liability companies or limited partnerships, although the Fund may invest no more than 20% of its net assets in securities issued by issuers other than Energy and Energy-Related Companies.
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Certain Investment Strategies:
●
Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
●
Debt Securities. The Fund may invest in the debt securities, including preferred securities and other fixed-income securities, including hybrid-preferred securities, corporate debt obligations and debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such debt securities may include those that, at the time of investment, are rated below investment grade (below Baa3 or BBB-) by Moody’s, S&P, Fitch or an equivalent rating by an NRSRO or that are unrated but judged to be below investment grade by the Advisor at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” A security will be considered to be investment grade if it is rated as such by one of Moody’s, S&P, Fitch or another NRSRO or, if unrated, are judged to be investment grade by the Advisor at the time of purchase. The rate of interest on a debt obligation may be fixed, floating or variable. The Fund may invest in debt securities without regard to their maturity or credit rating.
●
Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
●
Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.
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●
Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.
●
Royalty Trusts. A royalty trust is a trust which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a royalty trust to finance internal growth through exploration is limited. Therefore, royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.
Foreign (Non-U.S.) Securities and Depositary Receipts
The Fund may invest in securities of foreign issuers, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are
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designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.  The Fund may invest in foreign issuers in both developed and emerging markets.
Derivatives Transactions
The Fund may, but is not required to, use, without limit (subject to applicable law), various Derivatives Transactions described below to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective, no assurance can be given that it will achieve this result. The Fund may enter into (buy or sell) exchange-listed and OTC put and call options on securities (including securities of investment companies and baskets of securities), indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Fund also may purchase and sell derivative instruments that combine features of these instruments. The Fund may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”
Options
The Fund may write (or sell) put or call options on indexes or securities with the intention of earning option premiums. In addition, the Fund may write call options if it desires to exit a position when the price of the underlying security rises to a particular level or it may write put options if it desires to acquire an investment at a price below the market price. The Fund may also engage in these transactions in an effort to profit from market movements. The options that the Fund writes may be covered or uncovered. The extent to which the Fund uses options, if at all, will be based on market conditions and will vary from time to time. Under normal market conditions, the notional value of the uncovered (i.e., naked) call options written by the Fund will not exceed 20% of the value of the Fund’s net assets.
An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index underlying the option) at a specified price (the “exercise price”). Upon exercise, the writer of an option on a security has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. When the Fund writes (i.e., sells) a call option on a security held by the Fund (or a security that the Fund has the right to acquire at the same or lesser price than the exercise price of the written call), the written call option is called a “covered call.” If the Fund does not own the security underlying the written call option, or a right to acquire the security underlying the written call option at a price the same or lesser than the exercise price of the written call option, the written call option is known as a “naked call.” Similarly, when the Fund writes (i.e., sells) a put option, the position is considered covered if it owns a corresponding short position in the reference security and naked if the Fund does not own a corresponding short position in the reference security.
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The values of options are determined by trading activity in the broad options markets and will be affected by, among other factors, changes in the value of the underlying securities (including those comprising an index) in relation to the exercise price, changes in dividend rates of underlying securities, changes in interest or currency rates, changes in actual or perceived volatility of the stock market and the time remaining until the expiration date.
Call option writing will reduce the potential to benefit from any appreciation in the portion of the Fund’s stock portfolio with respect to which call options are written. In effect, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. Put option writing exposes the Fund to the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
When the Fund writes a naked call option (i.e., without holding the underlying security or instrument), the amount of the Fund’s potential loss would be theoretically unlimited. Put option writing exposes the Fund to the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
The transaction costs of buying and selling options consist primarily of the bid-ask spread and commissions (imposed in opening, closing, exercise and assignment transactions). Transaction costs may be higher for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs will decrease the amount of any gain or increase the amount of any loss the Fund realizes on an option. The Fund may seek to close out (terminate) an option it has written by buying an offsetting option or, in the case of some OTC options, agreeing with the option purchaser to terminate the transaction prior to its expiration date. If the Fund terminates an option prior to its expiration, the Fund will have to make a cash payment equal to the value of the option and may incur additional transaction costs. There can be no assurance that the Fund will be able to close out an option written by it at any particular time or at a favorable price.
The Fund generally writes options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written) or “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), but reserves the flexibility to write options that are more substantially “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or are “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.
A securities index assigns relative values to the securities included in the index (which change periodically), and the index fluctuates with changes in the market values of those securities. An index option typically relates to the securities included in that index. The exercise of an index option requires
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a cash payment and does not involve the actual purchase or sale of securities. The Fund may write options on “broad-based” market indexes, as well as on narrower indexes, such as those in respect of select sectors. The Fund also may write options on ETFs and other similar instruments designed to correlate with the performance of an index or market segment. The Fund may write options on select sectors and single stocks. The underlying instruments on which the Fund writes options may be sponsored or issued by, or representative of, U.S. or foreign (non-U.S.) indexes or entities.
The Fund may write listed/exchange-traded options contracts, as well as unlisted OTC options, particularly with respect to options on foreign securities or indexes. Listed option contracts in the United States are originated and standardized by the Options Clearing Corporation (the “OCC”). Listed call options are currently traded on the NYSE, the Chicago Board Options Exchange and various other U.S. exchanges, as well as on various foreign exchanges. OTC options are not originated and standardized by the OCC or any other exchange or clearinghouse and are not listed and traded on an options exchange, and therefore involve increased liquidity, counterparty and other risks. See “Principal Risks—Options Risk.”
Conventional options have expiration dates that can generally be up to nine months from the date the options are first listed for trading. Longer-term options can have expiration dates up to three years from the date of listing. The options the Fund intends to write may be either “European-style” options, which may be exercised only during a specified period of time just prior to the expiration date, or “American-style” options, which may be exercised at any time between the date of purchase and the expiration date.
Natural Resource Companies
In selecting the Fund’s investments in natural resource companies, the Advisor researches countries, industries, sectors and companies to identify potential investment targets. The Advisor applies quantitative and qualitative analysis to a universe of U.S. and non-U.S. natural resource companies of any market capitalization, including those located in emerging market countries. Proprietary screening tools are used to identify quantitative characteristics such as return on capital, cash flows, balance sheet strength and ESG factors. The Advisor conducts in depth bottom-up analysis on those companies which meet the initial criteria. The Advisor analyzes financial statements, evaluates management and corporate governance structures, and determines an outlook for a particular company or industry.
Renewable Companies
The Fund may invest in common stocks and other equity securities, preferred securities and income securities of U.S. and non-U.S. renewable companies. Renewable companies are owners or operators of “clean” assets, as well as those developing technologies, products, processes and services relating to more efficient or cleaner, use, storage, delivery, management, conservation or conversion of natural resources or products derived therefrom or the transition to cleaner and more efficient use of natural resources or products derived therefrom. This includes companies that generate significant exposure from any of the following, among others: generation and supply of clean energy, development and manufacturing of resource efficient materials, hardware and equipment, sustainable production and distribution of food and water, and protection of the environment. Specific types of renewable companies that the Fund may invest in, include but are not limited to, owners and operators of renewable energy production and storage facilities; electric grid operators; smart meter manufacturers; renewable energy material suppliers; sustainable transport manufacturers and developers; efficiency technology companies; sustainable food and agricultural producers; water utilities; pollution control companies; and recycling services.
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The Fund may invest in renewable companies of any market capitalization and in any geographic region. The Fund may also invest in securities of renewable companies in the form of ADRs, GDRs and EDRs. The Fund may participate in the IPO market of securities issued by renewable companies.
Some investments in renewable companies have similar underlying characteristics of other asset classes, which may cause the Fund’s allocation range to such asset class to be exceeded.
Infrastructure Companies
The Fund will invest in infrastructure companies primarily in developed countries, but may invest in securities of infrastructure companies domiciled in emerging market countries. These equity securities can consist of:
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common stocks;
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rights or warrants to purchase common stocks;
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securities convertible into common stocks where the conversion feature represents, in the Advisor’s view, a significant element of the securities’ value;
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preferred stocks; and
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equity units.
Other Investment Companies
The Fund may invest in securities of closed-end funds, open-end funds, ETFs and other investment companies, including funds that invest primarily in MLPs and related companies, to the extent permitted under Section 12(d)(1) of the 1940 Act and the rules thereunder, or any exemption granted under the 1940 Act. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged. The NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Advisor. The Fund’s investments in other investment companies may be limited by tax considerations. Investments in investment companies that invest primarily in MLPs will generally have different tax characteristics than equity securities of MLPs.
Master Limited Partnerships
The Fund may invest in Energy and Energy-Related Companies organized as MLPs and their affiliates. MLPs are generally publicly traded entities that are organized under state law as limited partnerships or limited liability companies and receive partnership or C corporation taxation treatment under the Code. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the
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general partner and limited partners. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through and up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The Fund may also participate in the IPO market of MLPs and securities issued by midstream energy companies.
Investment Restrictions
Except as otherwise stated, all percentage restrictions referenced in this Prospectus or the SAI are measured at the time of investment. If a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from market movements will not be considered a violation of the restriction.

Additional Investment Information
In addition to the principal investment strategies described above, the Fund has other investment practices that are described here and in the SAI. These investment practices may subject the Fund to additional risks. Please review this section and the SAI for more information about the additional investment practices and their associated risks.
Illiquid Securities
Illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the instrument. The Fund will not invest more than 15% of its net assets in illiquid securities. Restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration, may be illiquid. Such investments may include private investments in public equity and private placements.
Defensive Position
When the Advisor or a Subadvisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent the Fund assumes a temporary defensive position, it may not pursue or achieve its investment objectives. In addition, the Fund may be required to hold more cash than anticipated to support its derivative positions, which could have a negative impact on returns.
Investment Restrictions
Except as otherwise stated, all percentage restrictions referenced in this Prospectus or the SAI are measured at the time of investment. If a percentage restriction is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from market movements will not be considered a violation of the restriction.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. The Fund files its complete schedule of portfolio
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holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which is available to the public 60 days after the end of the quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-737-6370 or (ii) on the SEC’s website at www.sec.gov. The Fund’s full portfolio holdings are published semi-annually in reports filed with the SEC on Form N-CSR and such reports are made available at www.cohenandsteers.com in the “Funds” section under “Fund Literature,” generally within 70 days after the end of each semi-annual period.
Each business day, the Fund also posts on its website an uncertified list of portfolio holdings as of the close of business on the prior business day. The Fund’s website also contains information on the Fund’s NAV, market price, premiums/discounts, and bid-ask spreads, among other information.
Please see the section of this Prospectus entitled “Risks of Investing in the Funds” for more information regarding the risks of investing in the Fund.

Principal Risks of Investing in the Fund
This section contains a discussion of the general risks of investing in the Fund. The principal risks of the Fund are discussed in the relevant summary section of this Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the FDIC or by any bank or governmental agency.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s or, if applicable, a Subadvisor’s, investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Authorized Participant Concentration Risk
Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Below Investment Grade Securities Risk
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to
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expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Clean Energy Risk
Many clean energy companies are involved in the development and commercialization of new technologies, which may be subject to delays resulting from budget constraints, technological difficulties, or public and regulatory opposition. Clean energy companies may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. In addition, seasonal weather conditions, fluctuations in the supply of and demand for clean energy products, changes in energy prices, and international political events may cause fluctuations in the performance of clean energy companies and the prices of their securities.
Common Stock Risk
Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Convertible Securities Risk
Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
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Cyber Security Risk
With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors (defined below)), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, a Subadvisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.
Each of the Fund, the Advisor and the Subadvisors may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.
Derivatives and Hedging Transactions Risk
Many of the risks applicable to trading the underlying asset are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the OTC markets or on non-U.S. exchanges.
Additional risks associated with derivatives trading include:
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Counterparty Risk. Because derivative transactions in which the Fund may engage may involve instruments that are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the additional risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to enter into transactions only with counterparties which the Advisor and, if applicable, the Subadvisors, believe to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty.
Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple
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other participants in the platform. While trading on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund.
For centrally cleared derivatives, such as cleared swaps, futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.
The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations under those instruments, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer of an instrument in which the Fund invests will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result. This risk will be heightened to the extent the Fund enters into derivative transactions with a single issuer (or affiliated issuers that are part of the same organization), causing the Fund to have significant exposure to such issuer.
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Liquidity Risk. Derivative instruments, especially when traded in large amounts, may not be liquid in all circumstances, so that in volatile markets the Fund may not be able to close out a position without incurring a loss. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to the potential of greater losses.
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Financial Leverage Risk. Trading in derivative instruments can result in large amounts of financial leverage. Thus, the leverage offered by trading in derivative instruments will magnify the gains and losses experienced by the Fund and could cause the value of the Fund’s net assets to be subject to wider fluctuations than would be the case if the Fund did not use the leverage feature of derivative instruments.
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Over-the-Counter Trading Risk. Derivative instruments, such as swap agreements, that may be entered into by the Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “ask” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions.
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Tracking Risk. The value of the derivatives that the Fund uses to gain commodities exposure may not correlate to the values of the underlying commodities. When used for hedging purposes, an imperfect or variable degree of correlation between price or rate movements of the derivative instrument and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to risk of loss.
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Rule 18f-4 under the 1940 Act requires that, among other things, the Fund limit its use of derivatives to maintain its status as a “limited derivatives user.” If the Fund were not able to maintain such status, it would be required to apply a value-at-risk based limit to its use of derivative instruments and financing transactions, comply with other requirements, and adopt and implement a derivatives risk management program. Rule 18f-4 may curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy.
Energy Sector Risks
Because the Fund will invest at least 80% of its net assets in Energy and Energy-Related Companies, the Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector has lagged the performance of other sectors or the broader market as a whole. Recent uncertainty in the energy markets has had an adverse effect on energy-related securities, and it is unclear when these markets may stabilize. In addition, there are several specific risks associated with investments in the energy sector, including the following:
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Risks of Counterparty Financial Distress. Issues in the energy sector may directly affect the Fund’s MLP investments. In addition, the Fund’s MLP investments are themselves exposed to the fortunes of the energy companies with which they do business. For example, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.
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Commodity Price Risk. Energy and Energy-Related Companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; any changes in policy caused by a change in the U.S. presidential administration; international politics; policies of the Organization of the Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector.
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Depletion Risk. Energy and Energy-Related Companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy
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commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.
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Supply and Demand Risk. Energy and Energy-Related Companies operating in the energy sector could be adversely affected by increases or decreases in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, an excess supply of energy commodities could depress energy commodities’ prices and indirectly have an adverse effect on the Fund. In addition, a decline in demand for energy commodities could negatively impact the energy sector; shortages may occur as a result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.
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Regulatory Risk. The energy sector is highly regulated. Energy and Energy-Related Companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular input or by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:
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the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;
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the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;
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the federal Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and
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the federal Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that
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regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.
Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.
There is an inherent risk that Energy and Energy-Related Companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or gathering pipelines could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of Energy and Energy-Related Companies operating in the energy sector, and the cost of any remediation that may become necessary. Energy and Energy-Related Companies operating in the energy sector may not be able to recover these costs from insurance.
Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.
In the wake of a Supreme Court decision holding that the EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Fund’s investments.
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Acquisition Risk. MLPs may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to investors will be limited. There are risks inherent in any acquisition,
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including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions. Other companies operating in the energy sector may be subject to similar risks.
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Weather Risks. Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders. Other companies operating in the energy sector may be subject to similar risks.
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Catastrophic Event Risk. Energy and Energy-Related Companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of Energy and Energy-Related Companies operating in the energy sector. Energy and Energy-Related Companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.
Exchange-Traded Notes (ETNs) Risk
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater (including the likelihood of greater volatility of the Fund’s NAV).
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Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to factors impacting the issuer (such as changes in the issuer’s credit rating) even if there are no changes in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Foreign (Non-U.S.) Securities and Emerging Markets Risk
The Fund may invest in non-U.S. securities. In addition, the Fund may invest in securities of companies domiciled in so-called “emerging markets” (or lesser developed countries). Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:
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foreign economic, financial, political and social developments, such as, international wars or conflicts (including Russia’s military invasion of Ukraine), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health emergencies (including epidemics and pandemics);
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different legal systems;
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the possible imposition of exchange controls or other foreign governmental laws or restrictions;
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less governmental supervision;
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regulation changes;
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less publicly available information about foreign companies due to less rigorous disclosure and accounting standards or regulatory practices;
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high and volatile rates of inflation;
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foreign currency devaluation;
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fluctuating interest rates; and
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different accounting, auditing and financial record-keeping standards and requirements.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience,
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high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
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the possibility of expropriation of assets;
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confiscatory taxation;
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difficulty in obtaining or enforcing a court judgment;
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economic, political or social instability; and
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diplomatic developments that could affect investments in those countries.
In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:
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growth of gross domestic product;
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rates of inflation;
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capital reinvestment;
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resources;
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self-sufficiency; and
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balance of payments position.
To the extent the Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce the Fund’s return on those securities.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and, accordingly, may do so in the future. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. The
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economies of many emerging market countries may be heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging market countries. In addition, the relatively high level of indebtedness of many emerging market countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.
Certain non-U.S. companies in which the Fund invests may constitute “passive foreign investment companies.” See “Additional Information—Tax Considerations” in this Prospectus and “Taxation” in the SAI. This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Fund may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements for qualification as a RIC.
The Fund may hold foreign securities of developed market issuers and emerging market issuers. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.
As a result of these potential risks, the Advisor or a Subadvisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Advisor or a Subadvisor, have had no or limited prior experience.
Fund Shares Liquidity Risk
Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to
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variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Interest Rate Risk to Energy and Energy-Related Companies Risk
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of Energy and Energy-Related Companies to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of Energy and Energy-Related Companies. Rising interest rates may also impact the price of the securities of Energy and Energy-Related Companies as the yields on alternative investments increase.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Large Shareholder Risk
Certain shareholders, including other funds advised by the Advisor or, if applicable, a Subadvisor, may from time to time own a large amount of the Fund’s shares. In addition, a third-party investor, the Advisor, a Subadvisor or an affiliate of the Advisor or Subadvisor, an authorized participant, a lead market maker, seed investor or another entity may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited length of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund, including on the Fund’s liquidity. In addition, transactions by large shareholders may account for a significant percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Fund’s shares. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account.
Liquidity Risk
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. Also, the Fund may be one of the largest investors in certain
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sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.
Market Disruption and Geopolitical Risk
Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East and recent political and military developments in Venezuela), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Systemic risk events in the financial sectors and/or resulting government actions can negatively impact investments held by the Fund. For example, issues with certain regional U.S. banks and other financial institutions in March 2023 raised economic concerns over disruption in the U.S. banking system. These risks also may adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms, and exchanges, with which the Fund interacts. There can be no certainty that any actions taken by the U.S. government to strengthen public confidence in the U.S. banking system or financial markets will be effective in mitigating the effects of financial institution failures on the economy and restoring or maintaining public confidence. In addition, raising the U.S. Government debt ceiling has become increasingly politicized. Any failure to increase the total
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amount that the U.S. Government is authorized to borrow could lead to a default on U.S. Government obligations. A default or a threat of default by the U.S. Government would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Fund’s investments.
The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
The rapid development and increasingly widespread use and regulation of AI Technologies may pose risks to the Fund. For instance, the rapid advanced development of AI Technologies and efforts to regulate or control its use and advancement may have significant positive or negative impacts on a wide range of different industries and the global economy. It is not possible to predict which companies, sectors, or economies may benefit or be disadvantaged by such developments, or is it possible to determine the full extent of current or future risks related thereto.
Some political leaders around the world (including in the U.S. and certain European nations) have been and may be elected on protectionist platforms, raising questions about the future of global free trade. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of the Fund and its investments.
Market Price Relative to NAV Risk
Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. The Advisor cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, for example, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account any reinvestment of Fund dividends and distributions.
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Market Volatility Risk
The Fund’s strategy of focusing its investments in Energy and Energy-Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets has significantly affected the performance of the energy infrastructure industry, as well as the performance of the Energy and Energy-Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of Energy and Energy-Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.
Master Limited Partnership Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or industry sector (for example, the energy sector) or a particular geographic region are subject to risks associated with such industry, sector or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes.
Natural Resources Risk
The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism or sanctions) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. In particular Russia’s military invasion of Ukraine has increased the volatility of many natural resources investments. Rising interest rates and general economic conditions may also affect the demand for natural resources.
New Fund Risk
The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such liquidation could have negative tax consequences for shareholders.
Non-Diversification Risk
As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.
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Options Risk
There are various risks associated with the Fund’s use of options. When the Fund writes a covered call option, the Fund forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Fund with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Fund’s portfolio securities with the performance of the relevant index. Writing covered call options will generally limit the Fund’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Fund retains the risk of loss (less premiums received) if the value of the underlying stock investment declines. This combination of potentially limited appreciation and full depreciation over time may lead to erosion in the value of the Fund’s portfolio, and the Fund’s performance may be lower than it otherwise would have been if it did not write covered call options.
Writing naked calls is riskier than writing covered calls because there is no underlying security held by the Fund that can act as either a full or a partial hedge. Naked calls have speculative characteristics and the potential for loss is unlimited. When a naked call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price of an exercised naked call, the Fund will lose the difference minus any premium received (for writing the call option).
Put option writing exposes the Fund to the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.
The Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, the Advisor will attempt to maintain for the Fund written call option positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of securities held in the Fund’s stock portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call option positions will not correlate closely with changes in the market value of the corresponding securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in net losses to the Fund (including at times when the market values of securities held by the Fund are declining) that exceed option premiums received and any increase in value of the Fund’s corresponding portfolio securities.
When the Fund writes listed or exchange-traded options, a liquid secondary market may not exist on an exchange when the Fund seeks to close out an option position. The value of options written by the
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Fund may be adversely affected if the market for the option is reduced or becomes illiquid. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.
The Fund may write unlisted OTC options, particularly with respect to foreign securities and indexes. OTC options differ from listed or exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. In addition, the Fund’s ability to terminate OTC options may be more limited than with exchange-traded options. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions, risk of a premature liquidity event initiated by activist shareholders and non-diversification risk. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired. The Fund may invest in exchange-traded derivative products that are not registered under the 1940 Act.
Rule 12d1-4 under the 1940 Act and other applicable rules under Section 12(d)(1) permit an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. Reliance on these conditions could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.
In addition, investments in other investment companies may be subject to the following risks:
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Manager Risk. The Fund’s investments in other funds are subject to the ability of the managers of those funds to achieve the funds’ investment objectives.
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ETF Risk. An ETF that is based on a specific index, whether securities, commodities or a combination of the two, may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. An ETF also incurs certain expenses not incurred by its applicable index. The market value of an ETF share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share and the supply and demand in the market for the underlying assets of the ETF. In addition, certain securities that are part of the index tracked by an ETF may, at times, be unavailable, which may impede the ETF’s ability to track its index. An ETF that utilizes leverage can, at times, be relatively illiquid, which can affect whether its share price approximates NAV. As a result of using leverage, an ETF is subject to the risk of failure in the futures and options markets it uses to obtain leverage and the risk that a counterparty will default on its obligations, which can result in a loss to the Fund.
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Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.
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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.
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Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.
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Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Interest rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change). Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.
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Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.
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Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.
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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. During periods of high volatility, the Fund may experience increased redemptions, requiring it to liquidate securities when it is difficult to do so.
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Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.
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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a negative impact on the return of the security held by the Fund. See “Preferred Securities Risk—Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.
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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Advisor or, if applicable, a Subadvisor believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.
Regulatory Risk
Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.
Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.
The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. These regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example,
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climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
Renewable Companies Risk
Renewable companies may be subject to a variety of factors that may adversely affect their business or operations, including costs and losses associated with environmental and other regulations and enforcement policies or changes thereto, obsolescence of its existing offerings, the effects of economic slowdown, short production cycles, increased competition from other providers of services, the effects of energy conservation policies and other factors.
Because many renewable companies may be concentrated in a particular industry or industry sector (for example, the energy sector), they are subject to risks associated with such industry or sector. Renewable energy companies may be more volatile than companies operating in more established industries. Renewable energy companies and other companies operating in the renewable energy group of industries are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; the success of research or exploration projects, changes in governmental or environmental regulation; reduced availability of renewable energy sources or other commodities for transporting, processing, storing or delivering resources; slowdowns in new construction; seasonal weather conditions, extreme weather or other natural disasters; and threats of attack by terrorists on certain clean energy assets. Additionally, the industry also can be significantly affected by the supply of and demand for specific products or services, including the supply of and demand and price of traditional energy sources (e.g., oil and gas).
Restricted and Illiquid Securities Risk
The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Such securities may include MLPs and related companies and non-MLPs and related companies. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.
Royalty and Income Trust Risk
Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts.
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Certain trusts may be considered partnerships and their interests may not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is often driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.
Secondary Market Trading Risk
Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the bid price) and the price at which an investor is willing to sell Fund shares (the ask price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause widening of bid/ask spreads.
Tax Risk
The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Code. For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet, among other things, certain asset diversification requirements at the close of each quarter of its taxable year. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the IRS or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this requirement.
In order to qualify as a RIC, the Fund must also derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Code. Certain of the Fund’s investments, may not give rise to qualifying income. If the Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would not satisfy the 90% gross income test.
If the Fund were to fail to meet the diversification or income test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits would generally be taxable to Fund shareholders as ordinary income.
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Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund.
For more information about U.S. federal income tax consequences of an investment in the Fund, see “Additional Information—Tax Considerations.”
Utilities Sector Risk
Companies in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital in periods of high inflation and unsettled capital markets; governmental regulation of rates the issuer can charge to customers; costs associated with compliance with environmental and other regulations; effects of economic slowdowns and surplus capacity; the potential impact of natural disasters, terrorist attacks on the utility industry and its customers; increased competition; potential losses resulting from changes in regulations; and liabilities for environmental damage and general civil liabilities.
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How the Fund DifferS from Traditional Mutual Funds

Redeemability
Traditional mutual fund shares may be bought from, and redeemed with, the issuing fund for cash at NAV, typically calculated once at the end of each business day. Shares of an ETF, by contrast, cannot be purchased from or redeemed with the ETF except by or through Authorized Participants. Except when aggregated in Creation Units, the shares of the Fund are not redeemable securities of the Fund. In addition, ETFs issue and redeem shares, generally on a continuous basis, only in large blocks of shares called Creation Units.
Exchange Listing
Unlike traditional mutual fund shares, the Fund’s shares are listed for trading on the Exchange. Investors can purchase and sell shares on the secondary market through a broker or other financial intermediary (collectively, “financial intermediary(ies)”). There can be no assurance that the Fund’s shares will continue to trade on the Exchange or that the Fund’s shares will continue to meet the requirements for listing or trading on the Exchange. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a financial intermediary may be subject to brokerage commissions and charges. Secondary-market transactions do not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, shares and on changes in the prices of the Fund’s portfolio holdings. The market price of shares may differ from the NAV of the Fund. The difference between market price of shares and the NAV of the Fund is called a premium when the market price is above the reported NAV and called a discount when the market price is below the reported NAV. The market price of the Fund’s shares may deviate significantly from the NAV of the shares, for example, in times of extreme market volatility or other conditions.
Tax Treatment
To the extent the Fund redeems its shares in kind, the distribution of portfolio securities to meet such redemption requests may mitigate certain adverse tax consequences associated with traditional mutual funds to continuing Fund shareholders. This is because traditional mutual funds typically sell portfolio securities to obtain cash to meet redemptions and, as necessary, may recognize taxable gains in connection with such sales. By contrast, to the extent the Fund redeems its shares in kind, as opposed to in cash, the Fund’s in-kind redemption mechanism will potentially reduce, relative to a traditional mutual fund, taxable gains resulting from redemptions. However, the Fund cannot predict to what extent, if any, it will redeem its shares in kind rather than in cash, particularly during the Fund’s growth stages when portfolio changes are more likely to be implemented within the Fund rather than through the in-kind redemption mechanism. Nor can the Fund predict the extent to which any such in-kind redemptions will reduce the taxable gain recognized in connection therewith.
Because the Fund may effect redemptions partly or entirely in cash, rather than in-kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such sales may cause the Fund to recognize gains it might not otherwise have recognized, or to recognize such gains sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gains at the Fund level and otherwise comply with the requirements for qualification as a
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RIC under the Code. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees.

Management of the Fund

The Advisor and Subadvisors
[The Advisor, a registered investment advisor located at 1166 Avenue of the Americas, 30th Floor, New York, New York 10036, was formed in 1986 and its clients include pension plans, endowment funds and investment companies, including each of the open-end and closed-end Cohen & Steers funds and the Cohen & Steers ETFs. As of [  ], the Advisor managed approximately $[  ] billion in assets. The Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”
The Fund is a series of Cohen & Steers ETF Trust, a Maryland statutory trust (the “Trust”), that is overseen by the Board.
The Advisor is responsible for the overall management of the Fund’s portfolio and for the supervision and ongoing monitoring of the Subadvisors.
CNS Asia, with offices located at 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central Hong Kong, is a wholly owned subsidiary of CNS and serves as a Subadvisor to the Fund pursuant to an agreement with the Advisor (a “Subadvisory Agreement”). CNS Asia provides investment research and advisory services with respect to Asia Pacific real estate securities and provides trade order execution services for the Fund. CNS Asia is a registered investment advisor and was formed in 2005.
CNS UK, with offices located at The Burlian, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom, is a wholly owned subsidiary of CNS and serves as a Subadvisor to the Fund pursuant to a Subadvisory Agreement. CNS UK provides investment research and advisory services to the Advisor in connection with managing the Fund’s investments in Europe and provides trade order execution services for the Fund. CNS UK is a registered investment advisor and was formed in 2006.
[The fees of the Subadvisors are paid by the Advisor (and not the Fund) out of its investment advisory fee received from the Fund.]
References in this Prospectus to activities and responsibilities of the Advisor may be performed by one or more of the Subadvisors, as applicable.
Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Trust, on behalf of the Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Advisor also performs certain administrative services for the Fund and provides persons satisfactory to the Board to serve as officers of the Fund. Such officers, as well as certain Trustees of the Trust, may also be directors, officers, or employees of the Advisor. The Advisor and Subadvisors also select brokers and dealers to execute the Fund’s portfolio transactions.
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For its services under the Investment Advisory Agreement, the Fund pays the Advisor a monthly investment advisory fee at the annual rate, of [0.80]% of the average daily net assets of the Fund (the “Management Fee”). The Management Fee is accrued at a daily rate and paid monthly in arrears from the assets of the Fund.
In return for the Management Fee (which is sometimes referred to as a “unitary” or “unified” fee), the Advisor has agreed to bear all operating costs of the Fund other than the following expenses, which will be borne by the Fund: the Management Fee, payments made under the Fund’s distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, and, upon approval of the Board, extraordinary expenses.
The Advisor may bear operating fees and expenses for which the Advisor is responsible as described above through the Fund’s payment of such fees and expenses and a corresponding reduction in the Management Fee payable by that Fund to the Advisor.
A discussion regarding the Board’s basis for approving the Investment Advisory Agreement and Subadvisory Agreements will be included in the Fund’s first Form N-CSR filing.]

Portfolio Managers
[The Advisor and the Subadvisors utilize a team-based approach in managing the Funds. The portfolio managers named below direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.
The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.
The Fund’s portfolio managers are:
Benjamin Morton—Mr. Morton joined the Advisor in 2003 and currently serves as Executive Vice President of the Advisor. He is based in New York.
Tyler Rosenlicht—Mr. Rosenlicht joined the Advisor in 2012 and currently serves as Senior Vice President of the Advisor. He is based in New York.]

Pricing of Fund Shares

The Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading.
Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on an exchange are valued at their settlement price at the close of trading on their primary exchange. Forward foreign currency contracts are valued daily at the prevailing forward exchange rate. Centrally
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cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. OTC interest rate swaps are valued utilizing quotes received from a third-party pricing service. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. OTC options are valued based upon prices provided by a third-party pricing service or counterparty. Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at NAV.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.
Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by the Advisor to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the Advisor, pursuant to delegation by the Board, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
The Board has designated the Advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the Advisor is authorized to make fair valuation determinations, subject to the oversight of the Board. The Advisor has established a valuation committee (“Valuation Committee”) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the Advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Board. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended or the exchange on which the security is traded is subject to an unscheduled closure or disruption. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any
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information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Since the Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to buy and sell Fund shares.

How to Purchase and Sell Fund Shares

Buying and Selling Fund Shares on the Secondary Market
The Fund issues or redeems its shares at NAV per share only in Creation Units and only to Authorized Participants (or APs). Most investors will buy and sell shares in secondary market transactions through brokers or other financial intermediaries and therefore must have an account with them to buy and sell shares. Shares can be bought or sold through your financial intermediary throughout the trading day like shares of any publicly traded issuer. When buying or selling shares through a financial intermediary, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. The price at which you buy or sell shares (i.e., the market price) may be more (a premium to) or less than (a discount to) the NAV of the shares. Unless imposed by your financial intermediary, there is no minimum dollar amount you must invest in the Fund and no minimum number of shares you must buy. The Fund accommodates frequent purchases and redemptions of Creation Units by Authorized Participants and does not place a limit on purchases or redemptions of Creation Units by these investors. The Fund reserves the right, but does not have the obligation, to reject any purchase at any time.
Shares of the Fund are listed and trade on NYSE Arca (ticker: [ ]).
The Exchange is generally open Monday through Friday and is closed for weekends and for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
For information about buying and selling shares on the Exchange or in the secondary markets, please contact your financial intermediary.
Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”), or its nominee, is the registered owner of all outstanding shares of the Fund and is recognized as the owner of all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive
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physical delivery of Fund share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account. Your account information will be maintained by your financial intermediary, which will provide you with account statements, confirmations of your purchases and sales of shares, and tax information. Your financial intermediary also will be responsible for distributing income dividends and capital gain distributions and for ensuring that you receive shareholder reports and other communications from the Fund.

Additional Information on Purchase of Fund Shares
Continuous Offering
Authorized Participants should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because shares may be issued on an ongoing basis, a “distribution” of shares could occur at any time. Certain activities that Authorized Participants perform with respect to the sale of shares could, depending on the circumstances, result in an Authorized Participant being deemed to be a participant in the distribution, in a manner that could render the Authorized Participant a statutory underwriter and subject the Authorized Participant to the prospectus delivery and liability provisions of the Securities Act. For example, an Authorized Participant could be deemed a statutory underwriter if the Authorized Participant purchases Creation Units from the Fund, break them down into the constituent shares, and sell those shares directly to customers, or if the Authorized Participant chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. Whether a person is an underwriter for purposes of the Securities Act depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause an Authorized Participant to be deemed an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary market transactions), and thus dealing with shares as part of an unsold allotment within the meaning of Section 4(a)(3)(c) of the Securities Act will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Frequent Purchases and Redemptions of Fund Shares
The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because investors primarily transact in Fund shares on the secondary market. Frequent trading of shares on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capital gains or otherwise harm Fund shareholders because these trades do not involve the issuance or redemption of Fund shares.
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The Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between an Authorized Participant and the Distributor, and accepted by State Street Bank and Trust Company, the Fund’s transfer agent. With respect to such trades directly with the Fund to the extent effected in-kind (i.e., for securities), they generally would not cause the harmful effects that may result from frequent cash trades.
The Board recognizes that to the extent that the Fund allows or requires trades to be effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. The Board also recognizes, however, that direct trading by Authorized Participants is critical to ensuring that the Fund’s shares trade at or close to NAV. Moreover, the Fund may impose transaction fees on purchases and redemptions of Creation Units reflecting the fact that the Fund’s costs increase in those circumstances. The Fund reserves the right to impose additional restrictions on disruptive, excessive or short-term purchases.

Additional Information

Distribution and Shareholder Service Plan
[The Board has approved, and the Fund has adopted, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay fees to the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”). If a Service Provider provides such services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by any Fund, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in the Fund.]

Other Compensation
The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries for distribution, administrative or other services. These payments may be significant to the dealers and the financial intermediaries and may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund over other funds. Additionally, these payments may result in the Fund receiving certain marketing or servicing advantages that are not generally available to funds that do not make such payments, including placement on a sales list, such as a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular fund over other funds. Please contact your dealer or financial intermediary for details about payments it may receive. For further details, please consult the SAI.

Dividends and Distributions
The Fund intends to declare and pay distributions from its investment income quarterly. The Fund intends to distribute net realized capital gains, if any, at least once each year, normally in December.
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Brokers may make available to their customers who own shares the DTC book-entry dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market. Without this service, investors would receive their distributions in cash.

Tax Considerations
The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund, does not address any non-U.S., state or local tax consequences, and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-advantaged retirement plans or non-U.S. shareholders (defined below). In the SAI, we have provided more detailed information regarding the tax consequences of investing in the Fund. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state, local and non-U.S. taxes on an investment in the Fund.
Dividends paid to you out of the Fund’s investment income will generally be taxable to you as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year over net short-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less, and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions attributable to the excess of net short-term capital gains from the sale of investments that the Fund owned (or is deemed to have owned) for one year or less over net long-term capital losses from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year, are taxable to you as ordinary income.
If a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction for corporate shareholders. In addition, distributions of investment income properly reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the reduced rates applicable to net capital gain, provided certain holding period and other requirements are met by both the shareholder and the Fund. Dividend income that the Fund receives from U.S. REITs will generally not be treated as QDI and will not qualify for the dividends-received deduction. It is unclear the extent to which distributions the Fund receives from investments in certain preferred securities will be eligible for treatment as QDI or for the corporate dividends-received deduction. The Fund cannot predict at this time what portion, if any, of its dividends will qualify for the corporate dividends-received deduction or be eligible for the reduced rates of taxation applicable to QDI.
“Qualified REIT dividends” are treated as eligible for a 20% deduction by non-corporate taxpayers. Qualified REIT dividends are dividends received from REITs that are neither Capital Gain Dividends nor are eligible for treatment as QDI, and with respect to which the REIT shareholder meets certain
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other requirements. The Fund is permitted to pass through qualified REIT dividends to its shareholders, provided the shareholders meet certain holding period and other requirements with respect to their shares.
A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any Capital Gain Dividends, and net gains recognized on the sale or other taxable disposition of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.
Because of “non-cash” expenses such as property depreciation, the cash flow of a REIT that owns properties may exceed its taxable income. The REIT, and in turn the Fund, may distribute this excess cash to shareholders. Such a distribution may be classified as a return of capital. Return of capital distributions generally are not taxable to you. Your cost basis in your Fund shares will be decreased by the amount of any return of capital. Any return of capital distributions in excess of your cost basis will be treated as capital gains.
The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed.
A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.
Each year, we will notify you of the tax status of dividends and other distributions.
The Fund intends to elect to be treated as, and intends to qualify each year to be treated as, a RIC under Subchapter M of the Code. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund does so, the Fund generally will not be required to pay federal income taxes on any income it timely distributes to shareholders. If the Fund were to fail to meet any one of these requirements, the Fund could in some cases cure such failure, including by paying the Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and net capital gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.
Any transaction by the Fund in non-U.S. currencies, non-U.S. currency-denominated debt securities or certain non-U.S. currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
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Certain of the Fund’s investments, including investments in certain debt instruments, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, which may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements or otherwise qualify for treatment as a RIC.
If you sell or otherwise dispose of your Fund shares, you will generally realize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Gain or loss, if any, recognized by a shareholder on a sale or other taxable disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains generally are taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations. Additionally, any loss realized on a sale or other disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, including pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The Fund’s investments in non-U.S. securities may be subject to non-U.S. withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. If the Fund invests more than 50% of its assets in non-U.S. securities, it generally may elect to permit shareholders to claim a credit or deduction on their income tax returns with respect to non-U.S. taxes paid by the Fund. In addition, the Fund’s investments in non-U.S. securities and non-U.S. currency may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions to shareholders. Because the Fund may invest in non-U.S. securities, shareholders should consult their tax advisers about the consequences of their investments under non-U.S. laws.
We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you:
●
fail to provide us with your correct taxpayer identification number;
●
fail to make required certifications; or
●
have been notified by the IRS that you are subject to backup withholding.
Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.
Fund distributions also may be subject to state and local taxes. You should consult with your own tax advisor regarding the particular consequences of investing in the Fund.
Non-resident alien individuals, non-U.S. trusts or estates, non-U.S. corporations or non-U.S. partnerships (non-U.S. shareholders) are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
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The foregoing discussion is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial, or administrative action, possibly with retroactive effect. Such changes may have a negative impact on the Fund or its investors. You should consult with your own tax advisor regarding potential consequences of changes in tax laws for investors in the Fund.
Please see the SAI for more detailed tax information. You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, non-U.S. or other applicable taxes.
Authorized Participant Taxes on Creations and Redemptions of Creation Units
Authorized Participants should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of purchasing and redeeming Creation Units in the Fund.

Declaration of Trust
The Trust’s SAI contains a discussion of the significant provisions of the Trust’s Amended and Restated Declaration of Trust (the “Declaration”). By becoming a shareholder of a Fund, each shareholder is expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust. The Declaration provides that shareholders waive the right to a jury trial. The Declaration also provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the Securities Act, the Securities Exchange Act of 1934 or the 1940 Act, or of any valid rule, regulation or order of the SEC thereunder.
57

Financial Highlights

The Fund is new and has not yet commenced operations as of the date of this prospectus. The Fund will acquire all of the assets, subject to the liabilities, of the Predecessor Fund in the Reorganization. As a result of the Reorganization, the financial highlights for the Fund is the financial history of the Predecessor Fund. The financial highlights tables are intended to help you understand the financial performance of the Predecessor Fund for the fiscal years shown below. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions). These financial highlights have been derived from financial statements audited by [ ], whose report, along with the Predecessor Fund’s audited financial statements, is included in the Predecessor Fund’s Form N-CSR filing for the fiscal year ended November 30, 2025, which is available free of charge upon request or by visiting www.cohenandsteers.com.
The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.
[Class I]
For the Year Ended November 30,
Per Share Operating Data:	[2025]	[2024]	[2023]	[2022]	[2021]
Net asset value, beginning of year	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Income (loss) from investment operations:
Net investment income (loss)(a)	[ ]	[ ]	[ ]	[ ]	[ ]
Net realized and unrealized gain (loss)	[ ]	[ ]	[ ]	[ ]	[ ]
Total from investment operations	[ ]	[ ]	[ ]	[ ]	[ ]
Less dividends and distributions to shareholders from:
Net investment income	[ ]	[ ]	[ ]	[ ]	[ ]
Tax return of capital	[ ]	[ ]	[ ]	[ ]	[ ]
Total dividends and distributions to shareholders	[ ]	[ ]	[ ]	[ ]	[ ]
Net increase (decrease) in net asset value	[ ]	[ ]	[ ]	[ ]	[ ]
Net asset value, end of year	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

Total return(b)	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Ratios to average daily net assets:
Expenses (before expense reduction)	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %
Expenses (net of expense reduction)	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %
Net investment income (loss) (before expense reduction)	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %
Net investment income (loss) (net of expense reduction)	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %
Portfolio turnover rate	[ ] %	[ ] %	[ ] %	[ ] %	[ ] %

(a)
[ ].
(b)
[ ].
58

Cohen & Steers Future of Energy Active ETF
To Obtain Additional Information about the Fund
If you would like additional information about Cohen & Steers Future of Energy Active ETF, the following documents are available to you without any charge either upon request or at www.cohenandsteers.com:
•
Annual/Semi-Annual Reports and Financial Statements—Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s reports to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal period. In the Fund’s Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
•
Statement of Additional Information—Additional information about the Fund’s investments, structure and operations is found in the SAI. The information presented in the SAI is incorporated by reference into this Prospectus and is legally considered to be part of the Prospectus.
To request a free copy of any of the materials described above as well as other information, or to make any other inquiries, please contact us:
By telephone
(866) 737-6370
By mail
Cohen & Steers ETF Trust
 1166 Avenue of the Americas, 30th Floor
 New York, NY 10036
By e-mail
marketing@cohenandsteers.com
On the Internet
www.cohenandsteers.com
This information may also be available from your broker or financial intermediary. In addition, information about the Fund (including the Fund’s SAI) may be obtained from the SEC:
•
By accessing the SEC’s Internet site at http://www.sec.gov where you can view, download and print the information.
•
By electronic request at the following e-mail address: publicinfo@sec.gov. Upon payment of a duplicating fee, copies of the information will be sent to you.
1166 AVENUE OF THE AMERICAS, 30TH FLOOR, NEW YORK, NEW YORK 10036
SEC File No. 811-22913
ETFPRO-[  ]

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL
THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

1166 Avenue of the Americas, 30th Floor
New York, New York 10036
866-737-6370

Statement of Additional Information
[ ]
This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the current Prospectus of each fund listed below (each, a “Fund” and collectively, the “Funds”), as such Prospectus may be supplemented from time to time:
Fund	Abbreviation	Ticker	Principal U.S. Listing Exchange	Fiscal Year End	Prospectus Date
Cohen & Steers Real Estate Active ETF	Real Estate ETF	CSRE	NYSE Arca	March 31	August 1, 2025
Cohen & Steers Preferred and Income Opportunities Active ETF	Preferred and Income Opportunities ETF	CSPF	NYSE Arca	March 31	August 1, 2025
Cohen & Steers Natural Resources Active ETF	Natural Resources ETF	CSNR	NYSE Arca	March 31	August 1, 2025
Cohen & Steers Short Duration Preferred and Income Active ETF	Short Duration ETF	CSSD	NYSE Arca	March 31	December 1, 2025
Cohen & Steers Infrastructure Opportunities Active ETF	Infrastructure Opportunities ETF	CSIO	NYSE Arca	March 31	December 1, 2025
Cohen & Steers Future of Energy Active ETF	Future of Energy ETF	[ ]	NYSE Arca	[November 30]	[ ]
Shares of the Funds are listed and traded on the NYSE Arca, Inc. (the “Exchange”) under the tickers listed above.
The financial statements and reports herein by the independent registered public accounting firm of each Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF included in the Trust’s Form N-CSR, for the fiscal year ended March 31, 2025, which is on file with the Securities and Exchange Commission (“SEC”), have been incorporated by reference into this SAI. No other portions of the Trust’s Form N-CSR are incorporated by reference into this SAI.
Short Duration ETF and Infrastructure Opportunities ETF recently commenced investment operations and do not have any financial statements. Financial statements will be available in their Form N-CSR when it is prepared.
The Future of Energy ETF is a newly organized series of Cohen & Steers ETF Trust (the “Trust”) created to acquire the assets and liabilities of Cohen & Steers Future of Energy Fund, Inc. (the “Predecessor Fund”) in a reorganization (the “Reorganization”). The Predecessor Fund will be considered the accounting and tax survivor of the Reorganization and, accordingly, the Future of Energy ETF will adopt the performance and financial history of the Predecessor Fund’s Class I shares. The financial statements of the Predecessor Fund and the report of the Predecessor Fund’s independent registered public accounting firm thereon included in the Predecessor Fund’s Form N-CSR for the fiscal year ended November 30, 2025 are incorporated herein by reference. No other portions of the Predecessor Fund’s Form N-CSR are incorporated by reference into this SAI.
This SAI is incorporated by reference in its entirety into each Prospectus. Copies of the SAI, the Prospectuses and each Fund’s Annual and Semi-Annual Reports may be obtained free of charge by writing to the address or calling the phone number shown above or by visiting cohenandsteers.com.

Statement of Additional Information

The Cohen & Steers ETF Trust (the “Trust”) currently consists of six investment series or portfolios, each Fund being such a series. The Trust was organized as a Maryland statutory trust by the filing of its Certificate of Trust with the State Department of Assessments and Taxation of Maryland on October 28, 2013, and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the SEC under the Investment Company Act of (the “1940 Act”). The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following Funds:
Fund	Diversification Status	Began Operations
Real Estate ETF	Non-diversified	February 4, 2025
Preferred and Income Opportunities ETF	Non-diversified	February 4, 2025
Natural Resources ETF	Non-diversified	February 4, 2025
Short Duration ETF	Non-diversified	December 1, 2025
Infrastructure Opportunities ETF	Non-diversified	December 1, 2025
Future of Energy ETF	Non-diversified	[DATE]
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), in exchange for a designated portfolio of securities, assets or other positions (the “Deposit Securities”) or cash for all or any portion of such Deposit Securities (“Deposit Cash”) (collectively, the “Deposit Basket”), together with the deposit of a specified cash payment (the “Cash Component”) (the Deposit Basket and the Cash Component collectively constitute the “Fund Deposit”). Shares of the Funds may be purchased and are listed and trade on the Exchange. Shares of each Fund are traded in the secondary market and elsewhere at market prices that may be at, above or below the Fund’s NAV. Shares are redeemable only in Creation Units by Authorized Participants and in exchange for a Redemption Basket and a Cash Amount (as defined in the Redemption of Creation Units section of this SAI).
The Trust reserves the right to permit or require that creations and redemptions of shares are effected fully or partially in cash and reserves the right to permit or require the substitution of Deposit Securities in lieu of cash. Shares may be issued in advance of receipt of Deposit Securities, subject to various conditions, including a requirement that the Authorized Participant maintain with the Trust collateral. The Trust may use such collateral at any time to purchase Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees and other costs associated with creations or redemptions that include a cash portion may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. No investment in the shares of a Fund should be made without first reading the Prospectus.

Exchange Listing and Trading

A discussion of Exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading, and trade throughout the day, on the Exchange and in other secondary markets. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund; (ii) a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.
As in the case of other publicly traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds or an investor’s equity interest in the Funds.

Investment Strategies and Policies

The following chart, which supplements the information in each Fund’s Prospectus, indicates some of the specific investments, investment techniques and risks applicable to each Fund. Additional policies and restrictions (including total or net asset limitations) are described in the Prospectus and below in this SAI. See the applicable Fund’s Prospectus and “Additional Information Regarding Fund Investments” in this SAI for more information, including important risk disclosure about the investments and investment techniques applicable to your Fund.
	Real Estate ETF	Preferred and Income Opportunities ETF	Natural Resources ETF	Short Duration ETF	Infrastructure Opportunities ETF	Future of Energy ETF
Below Investment Grade Securities	✓	✓	✓	✓	✓	✓
Borrowing for Investment Purposes	✓	✓	✓	✓	✓	✓
Canadian Royalty Trusts			✓		✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓
Companies in the Financials Sector	✓	✓	✓	✓	✓	✓
Commodities						✓
Convertible Securities	✓	✓	✓	✓	✓	✓
Credit Derivatives		✓		✓		✓
Cyber Security Risk	✓	✓	✓	✓	✓	✓
Debt Securities	✓	✓	✓	✓	✓	✓
Derivatives Transactions	✓	✓	✓	✓	✓	✓
Energy Companies	✓	✓	✓	✓	✓	✓
Exchange-Traded Notes						✓
Foreign Currency and Currency Hedging Transactions	✓	✓	✓	✓	✓	✓

	Real Estate ETF	Preferred and Income Opportunities ETF	Natural Resources ETF	Short Duration ETF	Infrastructure Opportunities ETF	Future of Energy ETF
Foreign (Non-U.S.) Securities	✓	✓	✓	✓	✓	✓
Futures Contracts and Options on Futures Contracts	✓	✓	✓	✓	✓	✓
Gold and Other Precious Metals			✓
Healthcare Companies	✓	✓		✓	✓
Illiquid Securities	✓	✓	✓	✓	✓	✓
Industrial Companies	✓	✓	✓	✓	✓	✓
Master Limited Partnerships			✓		✓	✓
Natural Resource Companies	✓		✓		✓	✓
Options	✓	✓	✓	✓	✓	✓
Other Investment Companies	✓	✓	✓	✓	✓	✓
Preferred Securities	✓	✓	✓	✓	✓	✓
Real Estate Companies and Real Estate Investment Trusts	✓	✓	✓	✓	✓	✓
Repurchase Agreements	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓
Service Provider Risk	✓	✓	✓	✓	✓	✓
Short Sales	✓	✓	✓	✓	✓	✓
Swap Transactions	✓[1]	✓[1]	✓	✓[1]	✓[1]	✓[1]
Telecommunications and Media Companies	✓	✓	✓	✓	✓	✓
Utility Companies	✓	✓	✓	✓	✓	✓
Warrants and Rights	✓	✓	✓	✓	✓	✓

(1) Excludes commodity swaps.

Additional Information Regarding Fund Investments
The following descriptions supplement the information set forth in the Prospectuses and in the table above relating to each Fund’s investments and risks. Except as otherwise provided in the Prospectuses or as discussed below, each Fund’s investment objective, strategies and investment policies are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of the shareholders; however, a Fund will not change its investment objective or policies without written notice to shareholders. In addition, shareholders will be provided with at least 60 days prior written notice of any change to a Fund’s “80%” investment policy as described in that Fund’s Prospectus.
Unless otherwise disclosed in a Fund’s prospectus, to the extent that a Fund has an 80% policy to invest in companies in one or more specific sectors, industries or sub-industries, in determining whether a particular company is in such sector, industry, or sub-industry, the Advisor will utilize third-party industry classification standards, such as the Global Industry Classification Standard (GICS), the Bloomberg Industry Classification Standard (BICS), the Industry Classification Benchmark (ICB) or other similar or successor standards. The use of such standards is not part of a Fund’s 80% investment policy and can be changed without providing 60 days’ prior written notice to shareholders.

Below Investment Grade Securities
For each Fund: The Fund may invest in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “high yield” or “junk” securities. These securities are subject to a greater risk of default. The prices of these lower-grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher-grade securities. Lower-grade securities tend to be less liquid than investment grade securities. The market values of lower-grade securities tend to be more volatile than investment grade securities. A security will be considered to be below investment grade if it is not investment grade. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (“NRSRO”) (for example minimum Baa3 or BBB- by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), respectively) or, if unrated, is judged to be investment grade by [Cohen & Steers Capital Management, Inc.] (the “Advisor”). Although a company’s senior debt rating may be, for example, BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating. See Appendix B for a description of certain ratings.
Lower-rated securities, or equivalent unrated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher-quality debt securities, and a Fund’s ability to achieve its investment objective may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.
The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund’s shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.
It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Borrowing for Investment Purposes
For each Fund: The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.

Canadian Royalty Trusts
For Natural Resources ETF, Infrastructure Opportunities ETF and Future of Energy ETF: The Fund may invest in Canadian royalty trusts. A Canadian royalty trust is a trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These trusts generally pay out to unit holders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unit holders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity or, where the trust is able, additional debt.

Cash Reserves
For each Fund: Each Fund may hold cash reserves to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, which will generally be invested in money market instruments. If the Advisor has difficulty finding an adequate amount of securities to purchase, all or any portion of a Fund’s assets may also be invested temporarily in money market instruments. These limitations on cash reserves do not apply to cash set aside to satisfy any applicable margin or collateral requirements for a Fund’s derivative positions.
Money market instruments in which a Fund may invest its cash reserves may consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements (see “Debt Securities—U.S. Government Obligations” below regarding U.S. government obligations and “Repurchase Agreements” below regarding repurchase agreements); commercial paper rated by any NRSRO, such as Moody’s or S&P; certificates of deposit; bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds (see “Other Investment Companies”). A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.

Commodities
For Future of Energy ETF: The Future of Energy Fund gains exposure to commodities through its investment in master limited partnerships (“MLPs”) and related companies that operate in the energy sector. The Fund may also gain exposure to commodities through investment in certain investment companies, including exchange-traded funds (“ETFs”), and other pooled investment vehicles that invest primarily in commodities or commodity-related instruments, and in exchange-traded notes (“ETNs”) linked to the value of commodities.
The prices of commodities, commodity-linked derivatives, and other commodity-related investments can be extremely volatile and may be directly or indirectly affected by a variety of factors, such as changes in market movements, volatility, changes in interest rates or foreign currency exchange rates, real or perceived inflationary trends, population growth or decline and changing demographics, drought, floods or other weather conditions, livestock disease, depletion of natural reserves or deposits, insufficient storage capacity, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, war, terrorist or criminal activity, failures of infrastructure, tariffs and international economic, political, and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. Commodities may be subject to the risk of theft, spoilage, destruction, delivery disruption and similar risks. In addition, storage, insurance and other costs associated with holding commodities will affect the value of commodity-linked derivatives.
The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities. For example, during periods of rising inflation, historically, debt securities have tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, historically, the prices of certain commodities, such as oil and metals, have tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked investments have been parallel to debt and equity securities.
Historically, the correlation between the quarterly investment returns of commodities and the quarterly investment returns of traditional financial assets such as stocks and bonds generally was negative. This inverse relationship occurred generally because commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
The reverse may be true during “bull markets,” when the value of traditional securities such as stocks and bonds is increasing. The Fund’s commodity-related investments may be expected not to perform as well as an investment in traditional securities. Over the long term, the returns on the Fund’s commodity-related investments are expected to exhibit low or negative correlation with stocks and bonds.

Companies in the Financial Sector
For each Fund: Securities in which the Fund invests also may include securities of financial services companies. Companies in the financial services sector include commercial banks, industrial banks, insurance companies, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, real estate companies (including real estate investment trusts (“REITs”)) and companies providing similar services. The Funds may also have exposure to financial companies to the extent they are counterparties to the Funds’ derivative investments.
Events that affect the financial services sector will have a greater effect on Funds that concentrate in the financials sector than they would on a fund that is more widely diversified among a number of unrelated industries. For example, financial services companies can be significantly affected by availability and cost of capital and changes in interest rates, insurance claims activity and general economic conditions. Financial services companies are subject to extensive government regulations, which can limit the types and amounts of loans and other commitments they make and the interest rates and fees they charge and can have a significant impact on profitability. Losses resulting from financial difficulties of borrowers and declines in the value of assets can negatively impact the financial services industries.
The financial services sector is also subject to relatively rapid changes as a result of industry consolidation trends which may result in distinctions between different financial service segments (for example, banking, insurance and brokerage businesses) becoming less clear. In the recent past, the financial services sector has experienced considerable financial distress, which has led to the implementation of government programs designed to ease that distress.

Convertible Securities
For each Fund: Each Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

credit derivatives
For Preferred and Income Opportunities ETF, Short Duration ETF and Future of Energy ETF: Credit derivative transactions include those involving default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option (as well as any related transaction costs). In contrast, if there is a default by the grantor of a default option, a Fund’s loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged (as well as any related transaction costs). If a Fund is a buyer in a credit default swap agreement and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit derivatives generally involve the risks of derivatives transactions described under “Derivatives Transactions” below. In particular, credit derivatives can involve volatility, liquidity and leverage risk. See also the risks described under the “Swap Transactions” section below.

Cyber Security Risks
For each Fund: With the increased use of technologies such as the Internet and AI Technologies, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the Advisor and Subadvisors), and their own service providers, may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyberattacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the Advisor, the Subadvisors (if applicable) or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyberattacks may interfere with the processing of shareholder transactions, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Furthermore, as a result of breaches in cyber security or other operational and technology disruptions or failures, an exchange or market may close or issue trading halts on specific securities or an entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments. While the Fund has established business continuity plans and systems designed to detect and prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.
Each of the Fund and the Advisor and the Subadvisors (if applicable) may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting each Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Debt Securities
For each Fund: Each Fund may invest in debt securities (also referred to as “fixed-income” securities) to the extent described in its Prospectus.
Debt securities may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline.
Corporate Debt Obligations. The Funds may invest in investment grade or below investment grade U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, partnerships or other business entities, or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its portfolio managers may consider (i) general economic and financial conditions; (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer’s country; and, (iii) other considerations deemed appropriate.
U.S. Government Obligations. The Funds may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.
Obligations of certain agencies and instrumentalities of the U.S. government are supported by the right of the issuer to borrow from the U.S. Treasury. Other obligations of certain agencies and instrumentalities of the U.S. government are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover their investment from the U.S. government.
Mortgage-backed and Asset-backed Securities. Each of the Preferred and Income Opportunities ETF, Real Estate ETF, Short Duration ETF and Future of Energy ETF may also invest in mortgage- and asset-backed securities. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or issued by non-government entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies, as well as by non-government issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not guaranteed.
Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.
When interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.
Collateralized Mortgage Obligations (“CMOs”). Each of the Preferred and Income Opportunities ETF, Real Estate ETF, Short Duration ETF and Future of Energy ETF may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually.
CMOs may be collateralized by whole mortgage loans but, are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, and their income streams. CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
In a typical CMO transaction, an issuer issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the

Bonds in the following order: Series A, B, C and Z. The Series A, B, and C Bonds all bear current interest. Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.
Municipal Securities. The Preferred and Income Opportunities ETF, Short Duration ETF and Future of Energy ETF may invest in “Municipal Securities,” which includes debt obligations of states, territories or possessions of the U.S. and its political subdivisions, agencies and instrumentalities. Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The principal and interest payments for industrial development bonds or pollution control bonds are often the sole responsibility of the industrial user and therefore may not be backed by the taxing power of the issuing municipality. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax (“AMT”) liability for shareholders subject to such tax and may have other collateral federal income tax consequences. The Funds do not anticipate meeting the requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to pass through the tax-free character of income from Municipal Securities to the Funds’ shareholders.
The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications.
Senior Secured Floating Rate Loans. Each of the Preferred and Income Opportunities ETF, the Natural Resources ETF, Short Duration ETF and Future of Energy ETF may invest in senior secured floating rate loans (“Senior Loans”). Senior Loans generally are made to corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Senior Loans, which typically hold the most senior position in a Borrower’s capital structure, pay interest at rates that are re-determined periodically on the basis of a floating base lending rate, plus a premium. This floating rate feature should help to minimize changes in the principal value of the Senior Loans resulting from interest rate changes. The Funds may invest in Senior Loans that are below investment grade quality and are speculative investments that are subject to credit risk.
Senior Loans in which the Funds may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and generally will not be listed on any national securities exchange. Therefore, the amount of public information available about Senior Loans will be limited, and the performance of the Funds’ investments in Senior Loans will be more dependent on the analytical abilities of the Advisor than would be the case for investments in more widely rated, registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Advisor may consider, and may rely in part, on analyses performed by others. Moreover, certain Senior Loans will be subject to contractual restrictions on resale and, therefore, will be illiquid.
Bank Instruments. Each Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks, including certificates of deposit (e.g., Eurodollar CDs) and time deposits (e.g., Eurodollar time deposits) of foreign branches of domestic banks. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Derivatives Transactions
For each Fund: “Derivatives Transactions” as discussed in this SAI include, as applicable to each Fund, options; futures contracts and options thereon; interest rate transactions, such as swaps, caps, floors or collars; credit transactions; swaps; forward contracts; and structured investments. For Preferred and Income Opportunities ETF, Natural Resources ETF, Infrastructure Opportunities ETF and Future of Energy ETF, Derivatives Transactions include transactions that combine features of the Derivatives Transactions described in this SAI and other types of derivatives, structured and similar instruments which are not currently available, but which may be developed in the future. Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions the Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.
The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience severe losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of Derivatives Transactions also is subject to the ability of the

Advisor or, if applicable, the Subadvisors (as defined below) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the securities, currency, interest rate or other reference asset underlying the Derivatives Transactions. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. For example, the use of currency instruments for hedging purposes may limit gains from a change in the relationship between the U.S. dollar and foreign currencies. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Fund can realize on an investment, or may cause a Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes. To the extent Derivatives Transactions would be deemed to be illiquid, they will be included in the maximum limitation of 15% of net assets invested in restricted or illiquid securities.
The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.
Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.
Derivatives Transactions are also subject to regulatory risk. U.S. regulators, the European Union (“EU”), the United Kingdom (“UK”) and certain other jurisdictions have adopted and continue to implement legislative and regulatory reforms that have resulted in enhanced regulation of the derivatives markets, including clearing, margin, capital, reporting and risk management requirements. For example, such rules require certain Derivatives Transactions, including certain interest rate swaps and certain index credit default swaps, to be executed on a regulated market and cleared through a central counterparty, which may result in increased margin requirements and costs for a Fund. In addition, global regulators have adopted mandatory minimum margin requirements for uncleared derivatives, which impose minimum margin requirements on Derivatives Transactions between a Fund and its derivative counterparties and may increase the amount of a margin a Fund is required to provide (and the costs associated with providing it). These rules also impose regulatory requirements on the types of collateral that may be provided and the timing of transferring margin, among other things. These regulations as well as any other new regulations may have a material impact on the Funds’ use of uncleared derivatives.
Under Rule 18f-4 under the 1940 Act, a Fund is required to, among other things, limit its use of derivatives to maintain its status as a “limited derivatives user.” If the Fund were not able to maintain such status, it would be required to apply a value-at-risk based limit to its use of derivative instruments and financing transactions, comply with other requirements, and adopt and implement a derivatives risk management program.
Some types of cleared derivatives are required to be (or are capable of being) executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While trading on a swap execution facility can increase transparency and liquidity in the cleared derivatives market, it can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.
Regulatory requirements may also limit the ability of a Fund to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the U.S., the EU, the UK and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the EU and the UK, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”). In addition, regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity.
Since 2021, the SEC has proposed and, in some cases, finalized several new rules related to derivatives. For example, the SEC has proposed new rules requiring the reporting and public disclosure of certain positions in security-based swaps, including credit default swaps, equity total return swaps and related positions. The SEC has also finalized new rules restricting activities that could be considered to be manipulative in connection with security-based swaps. In addition, the SEC has finalized new rules requiring the central clearing of certain cash and repurchase transactions involving U.S. Treasuries as well as the reporting of certain equity short sales and related activity and certain securities loan transaction information. These and other proposed new rules, whether assessed on an individual or collective basis, could fundamentally change the current regulatory framework for relevant markets and market participants, including having a material impact on activities of advisers and their funds. While it is currently difficult to predict the full impact of these new rules, these rules could make it more difficult for a Fund to execute certain investment strategies and may have a material adverse effect on a Fund’s performance.
Legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, may impact credit and counterparty risks, and may cause uncertainty in the markets for a variety of derivative instruments, any or all of which could adversely affect the value or performance of the Fund. While legislative and regulatory measures may provide protections for some market participants, they are evolving and still being implemented and their full impact on derivatives market activities cannot be reliably predicted.
A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased and cleared on established exchanges and clearinghouses or, as described herein, through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist.
In a transaction that is centrally cleared (whether traded on an exchange or otherwise), the Fund’s counterparty is a clearinghouse so the Fund is subject to the credit risk of the clearinghouse and the member of the clearinghouse (the “clearing member”) through which it holds its position. Credit risk of market participants with respect to such derivatives is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted and what impact an insolvency of a clearinghouse would have on the financial system. A clearing member is generally obligated to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the insolvency of a Fund’s clearing member, because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. In addition, if a clearing member does not comply with applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.
Each party to a derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Additionally, participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. If a counterparty becomes insolvent or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Among other trading agreements, the Funds are each, separately and not jointly, a party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) or other similar types of agreements with selected counterparties that generally govern OTC derivative transactions entered into by the Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to events of default and termination events. Termination events may include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. On the other hand, the bankruptcy or insolvency of the counterparty may allow a Fund to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty, and the relevant ISDA Agreement may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of an ISDA Agreement will be enforceable, including, for example, when bankruptcy or insolvency laws (such as those described above) impose restrictions on or prohibitions against the right of offset obligations. Additionally, the netting and close out provisions of an ISDA Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. OTC derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies, or errors in the documentation relating to a derivative transaction lead to a dispute with the counterparty or unintended investment results.
The Commodity Futures Trading Commission (“CFTC”), certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular futures and options on futures contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to future contracts on certain agricultural, metals and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the Advisor and its affiliates may be aggregated for this purpose. Therefore, the trading decisions of the Advisor may have to be modified and that positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. The Fund may also be affected by other regimes, including those of the EU and UK, and trading venues that impose position limits on commodity derivative contracts.
The Advisor is registered with the CFTC as a commodity pool operator (“CPO”), however, with respect to each Fund, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”). Accordingly, the Advisor (with respect to the Funds) is not subject to registration or regulation as a CPO under the CEA. To remain eligible for the exclusion, each of the Funds must limit their exposure to certain financial instruments regulated under the CEA, including futures and options on futures and certain swaps transactions (“commodity interests”). In the event that a Fund’s exposure to commodity interests is not within these limitations, the Advisor may be required to register as a CPO with respect to that Fund. The Advisor’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of the Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests is limited by the Advisor’s intention to operate the Fund in a manner that would permit the Advisor to continue to claim exclusion, which may restrict the Fund’s ability to pursue its investment objectives and strategies, increase the costs of implementing its strategies, result in higher expenses for it, and/or adversely affect the Fund’s total return. In the event the Advisor becomes unable to rely on the exclusion and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return and the commodity pool operators of any shareholders that are pooled investment vehicles may be unable to rely on certain commodity pool operator registration exemptions.
Structured Notes (Preferred and Income Opportunities ETF, Natural Resources ETF, Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF only). Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities or commodities, an index of securities or commodities or specified interest rates, or the differential performance of two assets or markets. When the Fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured notes are not expected to have an active trading market.
Commodity Forward Contracts (Natural Resources ETF only). A commodity forward contract is a customized and privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

Energy Companies
For each Fund: Energy companies in which the Funds may invest include companies in the discovery, development, production or distribution of energy or other natural resources, the development of technologies for the production or efficient use of energy and other natural resources, or the furnishing of related supplies or services. The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, exploration and production spending, the success of exploration projects, tax and other government regulations, weather or meteorological events, world events and economic conditions. The energy industries also may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events and economic conditions.

Exchange-Traded Notes
For Future of Energy ETF: The Future of Energy ETF may invest in ETNs linked to the value of master limited partnerships or master limited partnership indices. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.

Foreign Currency and Currency Hedging Transactions
For each Fund: In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the

Fund intends to purchase at a later date), each Fund may enter into forward foreign currency exchange contracts (forward contracts), foreign currency futures contracts (foreign currency futures) and foreign currency swap agreements (foreign currency swaps), as well as purchase put or call options on foreign currencies, as described below. Preferred and Income Opportunities ETF also may enter into options on currency futures contracts. Each Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
A forward currency contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency future is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Fund may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, the Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.”
A Fund may enter into a forward contract to attempt to minimize the risk to that Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
A Fund may enter into exchange-traded foreign currency futures for the purchase or sale for future delivery of foreign currencies. U.S. exchange-traded futures are regulated by the CFTC. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund’s portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date.
A Fund may enter into foreign currency swaps to shift its currency exposure from one currency to another currency. See “Swap Transactions” below regarding swap agreements.
A Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and that Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to that Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The successful use of foreign currency transactions will usually depend on the Advisor’s ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward contracts, foreign currency futures or may realize losses.
See also the risks described under the “Derivatives Transactions” section above.

Foreign (non-U.S.) Securities
For each Fund: Each Fund may invest in foreign (non-U.S.) securities as described in its Prospectus. Investing in securities issued by foreign companies involves considerations and possible risks not typically associated with investing in securities issued by domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding or other taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and foreign securities markets and exchanges may be less liquid, more volatile and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by other factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.
Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties, and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:
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the possibility of expropriation of assets;
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confiscatory taxation;
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difficulty in obtaining or enforcing a court judgment;
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economic, political or social instability; and
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diplomatic developments that could affect investments in those countries.
Geopolitical events, such as war (including ongoing conflicts in Ukraine and the Middle East), terrorist attacks, natural or environmental disasters (including hurricanes, wildfires and flooding), country instability, public health emergencies (including epidemics and pandemics), market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, have led and may in the future lead to market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Russia’s military invasion of Ukraine significantly amplified already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity.
Ongoing conflicts in the Middle East could have similar negative impacts. The possibility of a prolonged conflict, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets.
Each Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a depositary), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. GDRs are receipts issued outside the U.S., typically by non-U.S. banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, GDRs, in bearer form, are designated for use outside the U.S. Ownership of ADRs and GDRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market liquidity, currency, political, information and other risks. Income and gains earned by a Fund in respect of foreign securities may be subject to foreign withholding and other taxes, which will reduce the Fund’s return on such securities.
Greater China. A Fund may purchase or obtain investment exposure to renminbi-denominated securities traded on exchanges located in the People’s Republic of China (“PRC”), such as equity securities traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”), through a variety of mutual market access programs (collectively, “China Connect”) that enable foreign investment in PRC exchange-traded securities via investments made in Hong Kong or other locations that may in the future have China Connect programs with the PRC. Examples of China Connect programs include the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect Program. The Fund may also invest indirectly in China A-Shares through China A Shares Access Products (“CAAPs”), such as participatory notes, and/or through collective investment schemes directly investing in China A-Shares through qualified foreign institutional investors (“QFIIs”) or Renminbi QFIIs (“RQFIIs”). The Fund may also invest in other investments including “H shares” of companies incorporated in Mainland China and listed on the Hong Kong Stock Exchange and other foreign exchanges. Trades do not cross between the Shanghai and Shenzhen stock exchanges and a separate broker is assigned for each exchange. If a Fund rebalances across both exchanges, the Fund must trade out of stocks listed on one exchange with a broker and trade into stocks on the other exchange with a separate broker. As a result, the Fund may incur additional fees. Additionally, a Fund may also invest in Chinese companies that use a structure known as a variable interest entity (“VIE”) to address the PRC’s restrictions on direct foreign investment in Chinese companies operating in different sectors. A Fund may invest in VIEs through a holding company domiciled outside of the PRC (“Holding Company”) whose interests in the business of the underlying Chinese operating company (the VIE) are established through contracts rather than through equity ownership. The VIE (which a Fund is restricted from owning under the laws of the PRC) is generally owned by Chinese nationals, and the holding company (in which the Fund invests) holds only contractual rights (other than equity ownership) relating to the VIE, typically including a contractual claim on the VIE’s profits. Shares of the Holding Company, in turn, are traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund.
Investments in Chinese securities are subject to various risks. In particular, the PRC exchanges have lower trading volumes, the market capitalizations of companies listed on these exchanges are generally smaller, the securities listed on these exchanges are less liquid and may experience materially greater volatility, and government supervision and regulation of the PRC securities markets are less developed than in the U.S. and other developed markets. The PRC government continues to exercise significant control over the PRC’s economy, and any changes to existing policies and new reform-oriented policies and measures, which are often unprecedented or experimental, could negatively impact the Fund’s investments in Chinese securities. The PRC government has frequently and significantly intervened in domestic securities markets, in particular the markets for China A-Shares, and may do so in the future. These interventions may be introduced suddenly and in response to market conditions. Measures have included price supports, bans on short selling and limits and bans on selling securities in general. These measures may not have the desired effect and may have a negative impact on a Fund’s PRC investments. As a result of these measures, from time to time, a Fund may not be able to sell securities of PRC companies at the desired time or price, and quoted prices for securities of PRC companies may not reflect actual market prices. The PRC government has also implemented, and may implement in the future, various measures to control inflation, which if unsuccessful, may negatively impact the PRC economy.
The PRC legal system is still developing, and laws, regulations (including those allowing QFIIs to invest in China A-Shares), government policies and the political and economic climate in the PRC may change with little or no advance notice. Any such change could adversely affect market conditions. For example, while the VIE structure is a longstanding practice in the PRC, until recently, such arrangements had not been formalized under the laws of the PRC. In late 2021, the PRC government signaled its interest in implementing filing requirement rules that both affirm the legality of VIE structures and regulate them. How these filing requirements will operate in practice, and what will be required for approval, remains unclear. While there is optimism that these actions will reduce uncertainty over PRC actions on VIEs, there is also caution given how unresolved the process is. Until these rules are finalized and potentially afterwards depending on how they are implemented, there remains significant uncertainty associated with VIE investments. In the event the PRC government chooses to no longer tolerate VIE structures, the Chinese operating company could become subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further, the QFII rules provide the China Securities Regulatory Commission and the State Administration of Foreign Exchange of China wide discretion to interpret them, leaving a considerable amount of uncertainty. The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of a Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns. Some PRC companies may have less-established shareholder governance and disclosure standards. Moreover, a Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/ shareholder. In case of dispute between a Holding Company and the Chinese owners of the VIE, the Holding Company’s contractual claims with respect to the VIE may be unenforceable in the PRC, limiting the remedies and rights of Holding Company investors such as a Fund. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual agreements, is subject to legal proceedings, or if any physical instruments such as seals, business registration certificates, financial data and licensing agreements (commonly referred to as “chops”) are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little to no legal recourse. Accounting, auditing, financial and other reporting standards, practices and disclosure requirements applicable to PRC companies are different, sometimes in fundamental ways, from those applicable to companies in the U.S. and other developed markets.

Futures Contracts and Options on Futures Contracts
For each Fund: Each Fund may purchase and sell financial futures contracts and options on such contracts. A financial futures contract is an agreement to buy or sell a specific security or financial instrument at a particular price on a stipulated future date. Although some financial futures contracts call for making or taking delivery of the underlying securities or instruments, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation may be accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.
Each Fund may also buy and sell index futures contracts with respect to any stock or bond index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index on a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. In addition, a Fund may enter into foreign currency futures contracts as described under “Foreign Currency and Currency Hedging Transactions.”
Each Fund will be authorized to use financial futures contracts and related options for hedging and non-hedging purposes, for example to enhance total return or provide market exposure pending the investment of cash balances. A Fund may lose the expected benefit of transactions in financial contracts if currency exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes in currency exchange rates or securities prices may also result in poorer overall performance than if a Fund had not entered into any futures transactions.

When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.
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Price Limits. Some (not all exchanges have price change limits) futures exchanges impose on each futures contract traded on that exchange a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.
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Price Volatility. Despite the daily price limits on various futures exchanges, the price volatility of futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.
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Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited to the mark-to-market change in price from one day for any given futures contract. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Futures contracts, when entered into directly by the Fund on a qualified board or exchange, as defined in the Code, are taxed on the “marked-to-market” basis applicable to section 1256 contracts.
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Margin. In connection with futures contracts and options on futures contracts, a Fund typically posts margin directly to a futures commission merchant (“FCM”), who is expected typically to re-hypothecate the margin to an exchange or clearinghouse. Prior to re-hypothecation, such margin may be held by the FCM in commingled accounts with margin from other clients of the FCM. The margin maintained by the FCM is not subject to the regulatory protections provided by bank custody arrangements. If margin is posted to the FCM and re-hypothecated, neither the Fund nor the FCM to whom the margin was posted will have custody of the margin. If margin posted by the Fund is not maintained with the Fund’s custodian, the Fund is fully exposed to the fraud and unsecured credit risk of the FCM to whom the margin is posted.

Gold and Other Precious Metals
For Natural Resources ETF: Natural Resources ETF seeks to gain exposure to gold and other precious metals through investments in ETFs and other pooled investment vehicles that invest in gold and other precious metals and related instruments, and structured or exchange-traded notes whose interest and/or principal payments are linked to the price of gold and other precious metals.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Healthcare Companies
For each Fund (other than Natural Resources ETF and Future of Energy ETF): Healthcare companies in which the Fund may invest encompass two main groups. The first group includes companies that manufacture health care supplies or provide health care-related services, including distributors of products, providers of basic health care services and owners and operators of care facilities and organizations. The second group includes companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. Events affecting the health care industries include technological advances that make existing products and services obsolete, and changes in regulatory policies concerning approvals of new drugs, medical devices or procedures. In addition, changes in governmental payment systems and private payment systems, such as increased use of managed care arrangements or price controls, are risks in investing in the health care industries.

Illiquid Securities
For each Fund: Each Fund may invest in illiquid securities. A Fund will not invest in illiquid securities if immediately after such investment more than 15% of that Fund’s net assets (taken at market value) would be invested in such securities. For this purpose, illiquid investments are generally investments that a Fund cannot reasonably expect to be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.
Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, and securities which are otherwise not readily marketable. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. The Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.
Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers, which generally creates a more liquid market for securities eligible for resale under Rule 144A than other types of restricted securities. Similarly, Regulation S of the 1933 Act provides an exclusion from the registration requirements of the 1933 Act for offerings made outside of the U.S. by both U.S. and foreign issuers. A securities offering, whether public or private, made by an issuer outside of the U.S. in reliance on Regulation S need not be registered under the 1933 Act.
The Advisor will monitor the liquidity of restricted securities in a Fund’s portfolio, under the supervision of the Board. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Industrial Companies
For each Fund: Industrial companies that the Funds may invest in include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. A company is in industrial products, services or equipment industries if at the time of investment it is determined that at least 50% of the company’s assets, revenues or profits are derived from these industries.
The industrial products, services and equipment industries can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Master Limited Partnerships
For Natural Resources ETF, Infrastructure Opportunities ETF and Future of Energy ETF: The Fund may invest in equity securities of master limited partnerships (“MLPs”), and their affiliates. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be taxed in a manner similar to certain MLPs for federal income tax purposes. As in the case of MLPs that are treated as partnerships for U.S. federal income tax purposes, LLCs that are also so treated do not pay federal income tax at the entity level. LLCs may be required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there may less frequently be incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or an MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

Natural Resource Companies
For Real Estate ETF, Natural Resources ETF, Infrastructure Opportunities ETF and Future of Energy ETF: Market prices of investments in the natural resources sector are often more volatile (particularly in the short term) than those of investments in other industries. Natural resources investments can be significantly affected by events relating to international economic and political developments, government regulations including changes in tax law or interpretations of law, energy conservation expropriation or other confiscation, and the success of exploration projects. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. Furthermore, the Fund will be exposed to the price movements of natural resources to the extent the Fund invests in the securities of issuers with significant natural resource assets. Specifically, natural resources investments can be particularly affected by worldwide competition and cartels, import controls, and fluctuations in consumer sentiment and spending. Such issuers may also be subject to liability for mandated expenditures for pollution control and safety, damage to the environment and depletion of resources, among other things. Additionally, companies in the natural resources sector, and therefore the Fund, can also be significantly affected by the volatility and level of commodity prices, which have historically been among the most volatile of international prices, frequently exceeding the volatility of interest rates and exchange rates. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industrywide supply and demand factors. The volatility of, and interrelationships between, commodity prices can also indirectly affect certain natural resources companies due to the potential impact on the volume of commodities transported, processed, stored, or distributed. Some natural resources companies that own the underlying commodity may be unable to effectively mitigate or manage direct margin exposure to commodity price levels. The prices of natural resources companies’ securities also can be adversely affected by market perceptions that their performance and distributions or dividends are directly tied to commodity prices.
Companies in natural resources-related industries often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Natural resources investments selected by the Advisor are subject to the risk that their performance may not correlate with broader equity market returns or with returns on other natural resources investments. In addition, natural resources projects may take extended periods of time to complete and companies cannot ensure that the market will be favorable by the time the project begins production. The operations of natural resources companies may be subject to hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining, or marketing of coal, natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks, or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires, and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products, or other hydrocarbons; and fires and explosions. If a significant accident or event occurs that is not fully insured, it could adversely affect the natural resources companies’ operations and financial condition. Companies in natural resources-related industries also may be subject to special risks associated with natural or man-made disasters, such as drought, floods and other adverse weather conditions and livestock disease. The highly cyclical nature of the natural resources sector may affect the earnings or operating cash flows of natural resources companies.
The Natural Resources ETF, Infrastructure Opportunities ETF and Future of Energy ETF’s investments in interests in oil, gas or mineral exploration or development programs, including pipelines, may be held through master limited partnerships.
The profitability of natural resources companies could be adversely affected by changes in the regulatory environment. Natural resources companies are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity. The outcome of federal, state and regional actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges. There are also increasing litigation and financial risks associated with government and investor responses to climate change.
Financial risks for fossil fuel energy companies, including natural gas producers, are also on the rise as stockholders and bondholders concerned about the potential effects of fossil fuels on climate change may elect to shift a portion or all of their investments away from fossil fuel-based energy. Institutional lenders who provide financing to fossil fuel energy companies also have been under pressure from activists and are the subject of lobbying not to provide funding for fossil fuel production. Some of these institutional lenders may elect not to provide funding to natural resources companies, which could result in restriction, delay or cancellation of drilling programs or development or production activities or impair those companies’ ability to operate economically operate. Similarly, managers and investors applying environmental, social or governance (“ESG”) screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, the Fund.
Chinese demand has become a central part of the global natural resources sector. Negative economic developments in China have impacted commodity demand and as a result have negatively impacted the value of investments in companies in the natural resources sector.

Options
For each Fund: Each Fund may write covered call and put options and purchase call and put options on securities, stock indices or futures contracts. Natural Resources ETF and Future of Energy ETF may also purchase and write call and put options on commodities futures contracts. In addition, Preferred and Income Opportunities ETF, Natural Resources ETF, Short Duration ETF and Future of Energy ETF may enter into over-the-counter put and call options on securities and baskets of securities, indexes and other financial instruments.
An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy (in the case of a call option) a specified security or futures contract, as applicable, or to sell (in the case of a put option) a specified security from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.
Real Estate ETF may write a call or put option only if the option is “covered.” A call option on a security written by a Fund is covered if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund owns a call option on the same security and in the same principal amount as the call option written where the exercise price of the call option held (a) is equal to or less than the exercise price of the call option written or (b) is greater than the exercise price of the call option written if the difference is maintained by that Fund in cash or liquid portfolio securities in a segregated account with its custodian. A put option on a security written by a Fund is “covered” if that Fund maintains similar liquid assets with a value equal to the exercise price designated as segregated at its custodian, or else owns a put option on the same security and in the same principal amount as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written. The value of the underlying securities on which options may be written at any one time will not exceed 25% of the total assets of a Fund, and a Fund will not purchase put or call options if the aggregate premium paid for such options would exceed 5% of its total assets at the time of purchase. Preferred and Income Opportunities ETF, Natural Resources ETF, Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are not subject to these limitations.
Real Estate ETF will cover call options on stock indices by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, that Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index.
A Fund will receive a premium for writing a put or call option, which will increase the Fund’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, that Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of any portfolio securities underlying the option. A rise in the value of the security or index underlying a call option written by a Fund exposes that Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of any portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing put options on securities or indices will increase a Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.
A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund’s investments does not decline as anticipated, that Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of that Fund’s security holdings being hedged.
A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when that Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position, and for certain options not on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability.
See also the risks described under the “Derivatives Transactions” section above.

Other Investment Companies
For each Fund: The Fund may invest in securities of other open- or closed-end investment companies, including regulated investment companies (“RIC”) that are ETFs, to the extent permitted by the 1940 Act. ETFs and many closed-end funds trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. Many ETFs hold a portfolio of common stocks or bonds designed to track the performance of a securities index, including industry, sector, country and region indexes, but an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF.
The Fund may also invest a portion of its assets in pooled investment vehicles other than registered investment companies. For example, some vehicles which may also be commonly referred to as “exchange traded funds” may not be registered investment companies because of the nature of their underlying investments. As a stockholder in an investment company or other pooled vehicle, the Fund will bear its ratable share of that investment company’s or vehicle’s expenses, and would remain subject to payment of the fund’s or vehicle’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies or vehicles. In addition, the securities of other investment companies or pooled vehicles may be leveraged and will therefore be subject to leverage risks (in addition to other risks of the investment company’s or pooled vehicle’s strategy). The Fund will also incur brokerage costs when purchasing and selling shares of ETFs, closed-end funds and other pooled vehicles.
An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.
The SEC adopted Rule 12d1-4, which permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions, rescinded certain SEC exemptive orders permitting investments in excess of the statutory limits and withdrew certain related SEC staff no-action letters effective January 19, 2022. Accordingly, an investment company can no longer rely on the aforementioned exemptive orders and no-action letters, and is subject to Rule 12d1-4 and other applicable rules under Section 12(d)(1), which could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Preferred Securities
For each Fund: There are two basic types of preferred securities: traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Advisor also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.
Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. The Fund may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases, the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.
Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.
Hybrid-preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, trust preferred securities (TRUPS®); enhanced trust preferred securities (Enhanced TRUPS®); trust-originated preferred securities (TOPrS®); monthly-income preferred securities (MIPS®); quarterly-income bond securities (QUIBS®); quarterly-income debt securities (QUIDS®); quarterly-income preferred securities (QUIPSSM); corporate trust securities (CorTS®); public income notes (PINES®); and other hybrid-preferred securities. TOPrS is a registered service mark of Merrill Lynch & Co., Inc. MIPS and QUIDS are registered service marks, and QUIPS is a service mark, each owned by Goldman, Sachs & Co. QUIBS is a registered service mark owned by Morgan Stanley & Co. Incorporated. TRUPS, CorTS and PINES are registered service marks owned by Citigroup Global Markets Inc.
Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the dividends received deduction (“DRD”) or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.
Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.
Contingent Capital Securities. In some cases, debt and traditional and hybrid preferred securities can include loss absorption provisions that make the securities more like equity—these securities are generally referred to as contingent capital securities (sometimes referred to as “CoCos”). This is particularly true in the financial sector, the largest preferred issuer segment.
In one version of a CoCo, the security has loss absorption characteristics whereby the liquidation value of the security may be adjusted downward to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment is based on the security’s par value. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Such securities may, but are not required to, provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another version of a CoCo provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the Fund’s standing in a bankruptcy. In addition, some such instruments also provide for an automatic write-down if the price of the common stock is below the conversion price on the conversion date.
An automatic write-down or conversion event is typically triggered by a reduction in the capital level of the issuer, but may also be triggered by regulatory actions (e.g., a change in capital requirements) or by other factors.
Convertible Preferred Securities. Some preferred securities, generally known as convertible preferred securities, provide for an investor option to convert their holdings into common shares of the issuer. These securities may have lower rates of income than other preferred securities, and the conversion option may cause them to trade more like equities than typical fixed-income instruments.
Floating Rate Securities. The Funds may invest in floating rate preferred securities, which provide for a periodic adjustment in the interest rate paid on the securities. The terms of such securities provide that interest rates are adjusted periodically based upon an interest rate adjustment index. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as a change in the prime rate. Because of the interest rate reset feature, floating rate securities provide the Fund with a certain degree of protection against rises in interest rates, although the interest rates of floating rate securities will participate in any declines in interest rates as well.
Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Real Estate Companies and Real Estate Investment Trusts
For each Fund: Each Fund may invest significantly in the securities of real estate companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to these properties may be limited.
Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.
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Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.
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Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions.
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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including Federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, medical rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis.
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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
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Insurance Issues. Certain real estate companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles.
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Credit Risk. REITs may be highly leveraged, and financial covenants may affect the ability of REITs to operate effectively.
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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.
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Smaller Companies. Even the larger REITs in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks.

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REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company.
Each Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of a Fund’s investments in REITs will consist of securities issued by equity REITs.
In addition to the risks of securities linked to the real estate industry, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, U.S. REITs could possibly fail to qualify for pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements
For each Fund: Each Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which an investor, such as a Fund, purchases a security, such as a U.S. government security from a vendor, with an agreement by the vendor to repurchase the security at the same price, plus interest at a specified rate. In such a case, the security is held by that Fund, in effect, as collateral for the repurchase obligation. Repurchase agreements may be entered into with member banks of the Federal Reserve System or “primary dealers” (as designated by the Federal Reserve Bank of New York) in U.S. government securities. Repurchase agreements usually have a short duration, often less than one week. In entering into the repurchase agreement for a Fund, the Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, a Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Repurchase agreements involve counterparty risk (the risk that its counterparty may be unwilling or unable to perform its obligations as they come due and/or that applicable regulations will limit and or delay a Fund’s ability to recover amounts owed in the event of a counterparty’s insolvency). The SEC recently finalized rules that will require repurchase transactions involving U.S. Treasuries to be centrally cleared. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.

Securities Lending
For each Fund: Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending transactions involve counterparty risk (the risk that its counterparty may be unwilling or unable to perform its obligations as they come due and/or that applicable regulations will limit and or delay a Fund’s ability to recover amounts owed in the event of a counterparty’s insolvency). The SEC also recently adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales.

SERVICE PROVIDERS RISK
For each Fund: Each Fund may be subject to credit risk with respect to its custodian as well as any sub-custodian in the Fund’s custodian’s global network. The Funds could be adversely affected in the event of a custodian’s or sub-custodian’s bankruptcy, financial insolvency or financial distress. Even if a Fund’s custodian or sub-custodian does have sufficient assets to meet all claims, which may not always be the case, there could still be a delay before the Fund receives assets to satisfy that Fund’s claims. Market fluctuations during any period of delay could adversely affect the performance of a Fund if the Fund is unable to dispose of a security being held by the custodian. In addition, in the event of the insolvency or bankruptcy of the Funds’ administrator, transfer agent or custodian there are likely to be operational and other delays and additional costs and expenses associated with changes in service provider arrangements that could adversely affect the Funds. The Funds could also be adversely affected by the misfeasance of their custodian, sub-custodians, or other service providers. Each Fund is also subject to the risk of loss caused by inadequate procedures and controls, human error, and system failures by a service provider to it or an issuer of a portfolio security, each of which may negatively affect that Fund’s performance. In addition, a service provider may be unable to provide a NAV for a Fund or share class on a timely basis.

Short Sales
For each Fund: Each Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund, and the value of securities of any one issuer in which a Fund is short would not exceed the lesser of 2% of the value of a Fund’s net assets or 2% of the securities of any class of any issuer. These restrictions do not limit a Fund’s ability to take short positions through transactions other than short sales, such as futures, swaps or other derivatives.
The SEC has adopted new rules requiring investment managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under the new rules, the SEC will publicly disclose aggregated short position information on a monthly basis. The SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales.  In addition, other non-U.S. jurisdictions (such as the EU and the UK) where a Fund may trade have reporting requirements.  If the Fund’s short positions or its strategy become generally known, it could impact the Advisor’s ability to implement its investment strategy.  In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss.  In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically.  Such events could make a Fund unable to execute its investment strategy.
Short sales are also subject to certain SEC regulations and certain EU and UK regulations (under which there are restrictions on net short sales in certain securities).  In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect.  Such bans or other restrictions may make it impossible for a Fund to execute certain investment strategies and may have a material adverse effect on a Fund’s ability to generate returns.

Swap Transactions
For each Fund: The Fund may, but is not required to, use, without limit (subject to applicable law), various Swap Transactions described in this SAI and in the Fund’s Prospectus to seek to generate return, facilitate portfolio management and mitigate risks. Although the Advisor may seek to use these kinds of transactions to further the Fund’s investment objective(s), no assurance can be given that they will achieve this result.
Swap agreements are two party over-the-counter contracts entered into primarily by institutional investors that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of credit default swaps or securities representing a particular index. The “notional amount” of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.
Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a “net basis.” Thus, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).
Specific swap agreements include foreign currency swaps (discussed above under “Foreign Currency Transactions and Currency Hedging Transactions”); index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps (as discussed above under “Credit Derivatives”); and total return swaps (including equity swaps).
●
Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate. In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect the Fund against interest rate movements exceeding given minimum or maximum levels.
●
Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.
●
Total Return Swap Transactions. In a total return or “equity” swap agreement, one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. The underlying reference asset of a total return swap may include an individual security, an equity index, loans or bonds.
●
Commodity Swap Transactions (Natural Resources ETF only). The Fund may invest in total return swaps to gain exposure to specific commodities or the overall commodity markets. A total return commodity swap is an agreement to make payments of the price appreciation from a specified commodity, basket of commodities or commodity index during the specified period, in return for payments equal to a fixed or floating rate of interest or the price appreciation from another specified commodity, basket of commodities or commodity index. Alternatively, a total return swap can be structured so that one party will make payments to the other party if the value of the relevant commodity, basket of commodities or commodity index increases, but receive payments from the other party if the value of that commodity, basket of commodities or commodity index decreases. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap. The Fund may enter into exchanges for risk (“EFRs”), in which a position in a futures contract is exchanged for an over-the-counter swap, (or an over-the-counter swap is exchanged for a futures contract) with a commodity broker in accordance with exchange rules.
See also the risks described under the “Credit Derivatives”, “Derivatives Transactions”, and “Foreign Currency and Currency Hedging Transactions” sections above.

Telecommunications and Media Companies
For each Fund: The Funds may invest in telecommunications companies, which are companies principally engaged in the development, manufacture, or sale of communications services or communications equipment or provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media. Preferred and Income Opportunities ETF, Natural Resources ETF and Infrastructure Opportunities ETF may also invest in media companies, which are companies that invest in, create, own, and distribute various forms of printed, visual, audio, and interactive content, as well as information databases that they sell or lease to others. Examples include the Internet, newspaper, magazine, and book publishers, movie and television studios, advertising agencies, radio and television broadcasters, as well as cable television and direct satellite broadcast system operators. Risks of investing in the telecommunications and media sector includes many of the risks of investing in the utilities sector, including government regulation of rates of return and services that may be offered. Telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Utility Companies
For each Fund: Utility companies in which the Funds may invest generally are involved in the generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; or production, transmission or distribution of oil or natural gas. The Funds may invest significantly in securities of utility companies and may be susceptible to adverse economic or regulatory occurrences affecting that sector. Investing in the utility sector includes the following risks:
●
high interest costs in connection with capital construction and improvement programs;
●
difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
●
governmental regulation of rates charged to customers;
●
costs associated with compliance with and changes in environmental and other regulations;
●
effects of economic slowdowns and surplus capacity;

●
increased competition from other providers of utility services;
●
inexperience with and potential losses resulting from a developing deregulatory environment;
●
costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;
●
effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;
●
technological innovations that may render existing plants, equipment or products obsolete; and
●
potential impact of terrorist activities on utility companies and their customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003 or recent wildfires in California.
Issuers in the utility sector may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

Warrants and Rights
For each Fund: Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of any money invested in their acquisition.

Disclosure of Portfolio Holdings

Each Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio holdings and ongoing arrangements to make available such information to the general public and to certain persons on a selective basis. Except as noted below, the Funds do not provide portfolio holdings to any third party until they are made available on the Cohen & Steers website at cohenandsteers.com or through some other means of public dissemination.
On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, a Fund discloses on its website, www.cohenandsteers.com, certain information relating to the portfolio holdings that will form the basis of a Fund’s next NAV calculation. The holdings of each Fund will also be disclosed in quarterly filings with the SEC on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the end of the second and fourth quarters of the Fund’s fiscal year.
A Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on www.cohenandsteers.com, prior to the opening of trading on each Business Day, files containing a list of a Fund’s holdings (the “Portfolio Composition File”). In addition, a Fund may make available a list of securities and/or cash (the “Fund Data File”) that Authorized Participants could deliver to a Fund to settle purchases, or that Authorized Participants could receive from a Fund to settle redemptions. The Portfolio Composition File and the Fund Data File (together, the “Files”), if any, are applicable for the next trading day and are provided to the NSCC and/or posted on www.cohenandsteers.com after the close of markets in the U.S.
Certain employees of the Advisor and Subadvisors (if applicable) are responsible for interacting with Authorized Participants, market makers and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant, market maker or liquidity provider the securities a Fund is willing to accept for a creation, and securities that a Fund may be willing provide on a redemption.
From time to time, employees of the Advisor and Subadvisors (if applicable) may discuss portfolio holdings information with the applicable primary listing exchange for a Fund as needed to meet the exchange listing standards. Certain information may be provided to employees of the Advisor or Subadvisors (if applicable) that manage Funds that invest a significant percentage of their assets in shares of an underlying fund as necessary to manage a Fund’s investment objective and strategy. Certain explanatory information regarding the Files is released to Authorized Participants, market makers and liquidity providers on a daily basis, but is only done so after the Files are posted to www.cohenandsteers.com.
Pursuant to the Funds’ portfolio holdings disclosure policies and procedures, the following are, in addition to the foregoing, exceptions to the general rule that holdings are not disclosed to third-parties until posted to the website:
1. Each Fund’s portfolio holdings may be disclosed prior to public release to certain third parties (e.g., rating and ranking organizations, financial printers, pricing information vendors and other research firms) for legitimate business purposes. Disclosure is conditioned on receipt of a written confidentiality agreement, including an agreement not to trade on the basis of the information disclosed. The portfolio holdings may be disclosed to such third parties on an as-needed basis and such disclosure must be authorized by the President and Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer, secretary, assistant secretary, treasurer or assistant treasurer of the

Fund after the receipt of an executed confidentiality agreement. Under these circumstances, the Fund’s portfolio holdings may be disclosed, without limitation, to the following third parties: Bloomberg, Broadridge, Inc., Donnelley Financial Solutions, ICE Data Services, Institutional Shareholder Services, Inc., Investment Company Institute, Charles River Development, Fund Connect, Moody’s, S&P, Refinitiv, Factset, Morningstar and MSCI. The third parties listed are as of December 31, 2025 and are subject to change.
2. Each Fund’s portfolio holdings may also be disclosed between and among each Fund’s Advisor, Subadvisors (if applicable), Distributor (as defined below), administrator, custodian, independent registered public accounting firm and outside legal counsel for legitimate business purposes within the scope of their official duties and responsibilities, subject to their continuing duty of confidentiality and duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics and the Inside Information Policies and Procedures applicable to the Advisor, Distributor and administrator, and as imposed on the other parties by agreement or under applicable laws, rules and regulations.
3. Each Fund’s Advisor, Subadvisors (if applicable), administrator or custodian may, for legitimate business purposes within the scope of their official duties and responsibilities, disclose portfolio holdings to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with such broker-dealers, subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning a Fund’s portfolio holdings.
4. Each Fund may provide certain information (other than complete portfolio holdings) related to its portfolio holdings or derived from its portfolio holdings to the media so long as the Funds’ Chief Compliance Officer, or his or her designated representative, determines that the Fund has a legitimate business purpose for disclosing the information and the dissemination cannot be reasonably seen to give the recipient of such information an advantage in trading Fund shares or in any other way harm the Fund or its shareholders. Such information may include a small number of portfolio holdings (including information that the Fund no longer holds a particular security) or general information about the Fund’s portfolio holdings that cannot be used to determine the Fund’s portfolio holdings or any portion thereof. Information about a security may not be released if it could reasonably be seen to interfere with the current or future purchase or sale activities of the Fund or is contrary to applicable law.
5. Fund portfolio holdings may also be disclosed to any person as required by applicable laws, rules and regulations. Examples of such required disclosure include, but are not limited to, disclosure (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with a lawsuit, or (3) as required by court order.
6. In certain circumstances, Cohen & Steers may provide Fund portfolio holdings information on an accelerated basis outside of an ongoing arrangement. For example, from time-to-time Cohen & Steers may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about a Fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. The RFP will include a confidentiality legend stating that the information contained in the RFP is confidential and the recipient agrees not to trade on such information. Any information will only be provided in cases where Cohen & Steers has reason to believe that the data will be used only for legitimate business purposes.

Investment Restrictions

The investment objective(s) and the principal investment strategies and investment techniques of each Fund are described in each Fund’s Prospectus. Each Fund has also adopted certain investment restrictions limiting the following activities, except as specifically authorized.

Fundamental Policies
The following restrictions have been adopted as fundamental policies by the Funds, as specified below. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as defined under the 1940 Act to mean the lesser of (1) 67% or more of the shares present at a meeting of shareholders of a Fund, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of a Fund.
Borrowing
For each Fund (other than Future of Energy ETF): The Fund may borrow money to the extent permitted by the 1940 Act, which provides that the Fund may borrow from a bank provided that immediately after any such borrowing, total assets (including the amount borrowed) less liabilities other than debt obligations represent at least 300% of outstanding debt obligations.
Future of Energy ETF: The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.
Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.
Senior Securities
For each Fund (other than Future of Energy ETF): The Fund may not issue any senior securities, except to the extent permitted by the 1940 Act.
For Future of Energy ETF: The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.
Underwriting
For each Fund: The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.
Real Estate
For each Fund (other than Real Estate ETF): The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
For Real Estate ETF: The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.
Commodities and Commodity Futures Contracts
For purposes of the investment restrictions below, at the time of the establishment of the restriction, swap contracts on financial instruments or rates were not within the understanding of the terms “commodities” or “commodity futures contracts,” and notwithstanding any federal legislation or regulatory action by the CFTC that subjects such swaps to regulation by the CFTC, the Funds will not consider such instruments to be commodities or commodity futures contracts for purposes of the below restrictions.
For each Fund (other than Natural Resources ETF and Future of Energy ETF): The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.
For Natural Resources ETF and Future of Energy ETF: The Fund may purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by applicable law.
Lending
For each Fund: The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.
Concentration
For purposes of determining compliance with the investment restrictions below, the Advisor uses a customized set of industry sectors for classifying securities based on classifications developed by third party providers. The set of industry sectors used by the Advisor with respect to a particular Fund may change over time and without notice to investors, and in certain cases, may differ from the set of industry sectors used by the Advisor with respect to other Funds. In addition, to the extent that any Fund listed below invests in securities of other open- or closed-end investment companies, including RIC ETFs, that Fund will consider the investments of those underlying open- and closed-end investment companies, to the extent known by the Fund, in determining whether the Fund is concentrated in a particular industry.
For Preferred and Income Opportunities ETF: The Fund may not invest more than 25% of its net assets in securities of issuers in any particular industry or group of industries, except that the Fund will, under normal circumstances, invest at least 25% of its net assets in securities of issuers in the financial sector, and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
For Real Estate ETF: The Fund may not invest more than 25% of its net assets in securities of issuers in any particular industry or group of industries, except that the Fund will, under normal circumstances, invest at least 25% of its net assets in securities of issuers in the real estate industry, and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
For Natural Resources ETF: The Fund may not invest more than 25% of its net assets in securities of issuers in any particular industry or group of industries, except that the Fund will, under normal circumstances, invest at least 25% of its net assets in securities of issuers in the natural resources sector, and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
For Short Duration ETF: The Fund may not invest more than 25% of its net assets in securities of issuers in any particular industry or group of industries, except that the Fund will, under normal circumstances, invest at least 25% of its net assets in securities of issuers in the utilities and financials sectors, collectively, and provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
For Infrastructure Opportunities ETF: The Fund may not invest 25% or more of its net assets in securities of issuers in any particular industry, except that the Fund will, under normal circumstances, invest at least 25% of its net assets in securities of infrastructure companies, provided that this limitation shall exclude securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.
For Future of Energy ETF: The Fund may not invest more than 25% of its total assets in securities of issuers in any one industry except that the Fund will, under normal circumstances, invest more than 25% of its assets in the energy industry and may invest to an unlimited degree in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

Non-Fundamental Policies
The following investment restrictions have been adopted as non-fundamental policies by the Funds, as specified below. They may be changed at any time by vote of a majority of the Board.
Other Investment Companies
For each Fund: The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.
Short Sales
For Future of Energy ETF: The Fund may not make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund.

Oil, Gas and Minerals
For each Fund (other than Natural Resources ETF and Future of Energy ETF): The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management of the Funds

The business and affairs of each Fund are managed under the direction of the Board. The Board approves all significant agreements between the Trust, on behalf of each Fund, and persons or companies furnishing services to it, including each Fund’s agreements with its Advisor, subadvisors, administrator, custodian and State Street Bank and Trust Company (the “Transfer Agent” or “State Street”). The management of each Fund’s day-to-day operations is delegated to its officers, the Advisor, the Subadvisors (if applicable), the administrator, and Transfer Agent, subject always to the investment objective and policies of the Fund and to the general supervision of the Board. The Trustees and officers of each Fund and their principal occupations during at least the past five years are set forth below. Each such Trustee and officer is also a Director or officer of some or all of the 26 funds in the Cohen & Steers Fund Complex (the “Fund Complex”).
Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Funds)	Length of Time Served(3)
Interested Trustees(4)
Joseph M. Harvey	Trustee and Chair	Until Next Election of Trustees	Chief Executive Officer since 2022 and President from 2003 to 2024 of the Advisor, and Chief Executive Officer since 2022 and President from 2004 to 2024 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of the Advisor from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of the Advisor.	26	Since 2014
1963
Adam M. Derechin	Trustee	Until Next Election of Trustees	CFA; Chief Operating Officer of the Advisor since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	26	Since 2021
1964
Independent Trustees
Michael G. Clark	Trustee	Until Next Election of Trustees	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	26	Since 2011
1965
George Grossman	Trustee	Until Next Election of Trustees	Attorney-at-law.	26	Since 1993
1953

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Funds)	Length of Time Served(3)
Dean A. Junkans	Trustee	Until Next Election of Trustees
CFA; Advisor to SigFig (a
registered investment advisor)
from July 2018 to July 2022;
Chief Investment Officer at
Wells Fargo Private Bank from
2004 to 2014 and Chief
Investment Officer of the
Wealth, Brokerage and
Retirement group at Wells Fargo
& Company from 2011 to 2014;
former Member and Chair,
Claritas Advisory Committee at
the CFA Institute from 2013 to
2015; former Adjunct Professor
and Executive-In- Residence,
Bethel University, 2015 to 2022;
former Board Member and
Investment Committee Member,
Bethel University Foundation,
2010 to 2022; former Corporate
Executive Board Member of the
National Chief Investment
Officers Circle, 2010 to 2015;
former Member of the Board of
Governors of the University of
Wisconsin Foundation, River
Falls, 1996 to 2004; U.S. Army
Veteran, Gulf War.
				26	Since 2015
1959

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Funds)	Length of Time Served(3)
Gerald J. Maginnis	Trustee	Until Next Election of Trustees	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (“PICPA”) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (“AICPA”) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	26	Since 2015
1955
Jane F. Magpiong	Trustee	Until Next Election of Trustees	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	26	Since 2015
1960

Name, Address(1) and Year of Birth	Position(s) Held with Funds	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Trustee (Including the Funds)	Length of Time Served(3)
Daphne L. Richards	Trustee	Until Next Election of Trustees	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	26	Since 2017
1966
Ramona Rogers-Windsor	Trustee	Until Next Election of Trustees	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees from 2020 to 2025 and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	26	Since 2021
1960

(1)
The address for each Trustee is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)
The Board has adopted a mandatory retirement policy stating a Trustee must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)
The length of time served represents the year in which the Trustee was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)
“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the Advisor (“Interested Trustees”).
Each Trustee, except Ms. Rogers-Windsor and Mr. Derechin, who were appointed to the Board of the Cohen & Steers Fund Complex in March 2021 and December 2021, respectively, has been a Trustee or Director of the funds in the Cohen & Steers Fund Complex for at least five years. Additional information follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Independent Trustee possesses which the Board believes has prepared him or her to be an effective Trustee.
●
Michael G. Clark—In addition to his tenure as a Trustee of the Cohen & Steers funds, Mr. Clark has served as the Cohen & Steers funds’ lead Independent Trustee since January 2018, acting as liaison between the Boards and the Independent Trustees. Mr. Clark previously served as the Chair of the Boards’ Nominating Committee from 2015 to 2022 and Dividend Committee from 2018 to 2022. Prior to becoming a Trustee of the Cohen & Steers funds, Mr. Clark served as President of the DWS family of funds and Managing Director of Deutsche Asset Management for over five years. Prior to that, he held senior management positions at Merrill Lynch Investment Managers and Merrill Lynch Asset Management, and prior thereto, was an auditor at Merrill Lynch & Co. and Deloitte & Touche. He has over 25 years of investment management and financial services industry experience and is a Certified Public Accountant and Chartered Financial Analyst charterholder.
●
George Grossman—In addition to his tenure as a Trustee of the Cohen & Steers funds, Mr. Grossman has practiced commercial and residential real estate law, real estate development, zoning and complex financing for over 30 years, managing his own law firm. Mr. Grossman previously served as the Chair of the Boards’ Contracts Review Committee from 2004 to 2022, coordinating the information presented to the Boards in connection with the renewal of other Cohen & Steers funds’ management contracts as well as interacting with the independent third-party service provider.
●
Dean A. Junkans—In addition to his tenure as a Trustee of the Cohen & Steers funds, Mr. Junkans has served as the Chair of the Boards’ Contracts Review Committee since January 1, 2023, and previously served as the Chair of the Boards’ Governance Committee from 2018 to 2022. Mr. Junkans also served as an advisor to SigFig (a registered investment advisor) from July 2018 to July 2022. Prior to becoming a Trustee of the Cohen & Steers funds, Mr. Junkans was Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014. He was a member and Chair of the Claritas Advisory Committee at the CFA Institute from 2013 to 2015, and was also a board member and Investment Committee member of Bethel University Foundation from 2010 to 2022. He was a member of the Board of Governors of the University of Wisconsin Foundation, River Falls, from 1996 to 2004, and is a U.S. Army Veteran. Mr. Junkans is also a Chartered Financial Analyst charterholder.
●
Gerald J. Maginnis—In addition to his tenure as a Trustee of the Cohen & Steers funds, Mr. Maginnis has served as Chair of the Board’s Audit Committee since 2019. He has also served as a member of the Board of Directors and the Audit Committee Chair of inTEST Corporation since 2020. Prior to becoming a Trustee of the Cohen & Steers funds, Mr. Maginnis was Partner in Charge of KPMG’s Audit Practice in Pennsylvania from 2002 to 2008, and served as KPMG’s Philadelphia Office Managing Partner from 2006 to 2015. He served as President of the Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015, and was a member of the Council of the American Institute of Certified Public Accounts (AICPA) from 2013 to 2017. He was a member of the Board of Directors of PICPA from 2012 to 2016 and was a member of the Board of Trustees of the AICPA Foundation from 2015 to 2020. He has previously served on the boards of several non-profit organizations. Mr. Maginnis holds a BS from St. Joseph’s University and is a Certified Public Accountant.
●
Jane F. Magpiong—In addition to her tenure as a Trustee of the Cohen & Steers funds, Ms. Magpiong has served as Chair of the Board’s Nominating Committee and the Boards’ Governance Committee since January 1, 2023. Prior to becoming a Trustee of the Cohen & Steers funds, Ms. Magpiong was Executive Vice President of Fleet Private Clients Group from 2003 to 2004, President of Bank of America Private Bank from 2005 to 2008, National Head of Wealth Management at TIAA-CREF from 2008 to 2011, and Senior Managing Director of Leadership Development at TIAA-CREF from 2011 to 2013. Ms. Magpiong has over 26 years of investment management experience, and has previously served on the boards of several charitable foundations. Ms. Magpiong holds a BA from the University of California at Santa Barbara and a Masters in Management from the University of Redlands.
●
Daphne L. Richards— In addition to her tenure as a Trustee of the Cohen & Steers funds, Ms. Richards has served as Chair of the Board’s Dividend Committee since January 1, 2023. Ms. Richards has been President and Chief Investment Officer of Ledge Harbor Management since 2016. She also has served as a member of the Investment Committee of the Berkshire Taconic Community Foundation since 2015 and a member of the Advisory Board of the Northeast Dutchess Fund since 2016. Ms. Richards was formerly an Independent Director of Cartica Management, LLC from 2015 to 2022. Previously, Ms. Richards worked at Bessemer Trust from 1999 to 2014, Frank Russell Company from 1996 to 1999, Union Bank of Switzerland from 1993 to 1996, Credit Suisse from 1990 to 1993, and Hambros Venture Capital Fund from 1988 to 1989.
●
Ramona Rogers-Windsor—In addition to serving as a Trustee of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since 2021 and as a member of the Thomas Jefferson University Board of Trustees from December 2020 to June 2025 and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and Chartered Financial Analyst charterholder.
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Fund Complex Boards) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific requirements and factors considered by the Committee in identifying and selecting Trustee candidates.
To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Advisor, and also may benefit from information provided by the Funds’ and the Advisor’s counsel; both Board and Fund counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.
Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of a Fund’s trustees not be “interested persons” (as defined in the 1940 Act) of the Fund and, as such, not affiliated with the Advisor (“Independent Trustees”). To rely on certain exemptive rules under the 1940 Act, a majority of a Fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, over 75% of the Fund’s Trustees are Independent Trustees. The Chairman of the Board is an interested person of the Funds, and the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated Michael G. Clark as lead Independent Trustee to function as described above, is appropriate in light of the services that the Advisor and its affiliates provide to the Funds and potential conflicts of interest that could arise from these relationships.
Officers of the Funds. The officers of the Funds, their addresses, their years of birth, and their principal occupations for at least the past five years are set forth below.
Name, Address(1) and Year of Birth	Position(s) Held with the Funds(2)	Principal Occupation During at Least the Past Five Years	Length of Time Served(3)
James Giallanza	President and Chief Executive Officer	Executive Vice President of the Advisor since 2014. Prior to that, Senior Vice President of the Advisor since 2006.	2006
1966
Albert Laskaj	Chief Financial Officer	Senior Vice President of the Advisor since 2020.	2015
1977
Steven Frank	Treasurer	Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2015.	2015
1967
Dana A. DeVivo	Secretary and Chief Legal Officer	Senior Vice President of the Advisor since 2019. Prior to that, Vice President of the Advisor since 2013.	2015
1981
Stephen Murphy	Chief Compliance Officer and Vice President	Senior Vice President of the Advisor since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	2019
1966

(1)
The address for all officers is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)
Each appointed by the Board and serves at the pleasure of the Board.
(3)
The length of time served represents the year in which the officer was first appointed to any Fund in the Fund Complex.

All of the officers of a Fund are officers or employees of the Advisor and its affiliates. Their affiliations with the Funds and with the Advisor are provided under their principal business occupations.
The following table provides information concerning the dollar range of the Trust’s equity securities owned by each Trustee and the aggregate dollar range of securities owned in the Fund Complex, each as of December 31, 2025.
A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—Over $100,000
Name of Person	Aggregate Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in the Fund Complex(2)
Joseph M. Harvey	[ ]	[ ]
Adam M. Derechin	[ ]	[ ]
Michael G. Clark	[ ]	[ ]
George Grossman	[ ]	[ ]
Dean A. Junkans	[ ]	[ ]
Gerald J. Maginnis	[ ]	[ ]
Jane F. Magpiong	[ ]	[ ]
Daphne L. Richards	[ ]	[ ]
Ramona Rogers-Windsor	[ ]	[ ]

(1) Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF commenced operations on February 4, 2025. Short Duration ETF and Infrastructure Opportunities ETF commenced operations on December 9, 2025. Future of Energy ETF is newly organized and had not offered shares as of December 31, 2025.
(2) Aggregate dollar range includes ownership of 11 Cohen & Steers mutual funds and 9 Cohen & Steers closed-end funds.
Conflicts of Interest. No Independent Trustee and none of their immediate family members, owns any securities issued by the Advisor or the Distributor, or any person or entity (other than a Fund and other funds in the Fund Complex) directly or indirectly controlling, controlled by, or under common control with the Advisor or the Distributor.

Board’s Role in Fund Governance
Committees. The Board has five standing committees, the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Trustees. All of the Independent Trustees are members of the Nominating and Contract Review Committees. The members of the Governance Committee of each Fund are Mses. Magpiong and Richards and Mr. Grossman. The members of the Audit Committee of each Fund are Ms. Rogers-Windsor and Messrs. Clark and Maginnis (Committee Chair). The members of the Dividend Committee of each Fund are Mses. Richards and Rogers-Windsor and Messrs. Junkans and Maginnis.
For the fiscal year ended March 31, 2025 for each of Real Estate ETF, Preferred and Income Opportunities ETF, and Natural Resources ETF, the number of committee meetings were as follows:
	Contract Review Committee	Governance Committee	Nominating Committee	Audit Committee	Dividend Committee
Real Estate ETF	0	1	0	1	0
Preferred and Income Opportunities ETF	0	1	0	1	0
Natural Resources ETF	0	1	0	1	0

Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025, so the Board and its Committees did not meet with respect to such ETFs during the fiscal year ended March 31, 2025.
The function of the Audit Committee is to assist the Board in its oversight of each Fund’s financial reporting process. The functions of the Nominating Committee are to identify individuals qualified to become members of the Board in the event that a position is vacated or created, to select the Trustee nominees for any future meeting of shareholders and to set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider nominees properly recommended by a Fund’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary. The main functions of the Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Trust has with the Advisor and Subadvisors and to select third parties to provide evaluative reports and other information regarding the services provided by the Advisor and Subadvisors to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Trustees for service on the Board and any Board committee. The main function of each Dividend Committee is to assist the Board in the oversight of the Funds’ process for determining distributions.
Board’s Oversight Role in Management. The Board’s role in management of each Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily the Advisor and its affiliates, are responsible for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the lead Independent Trustee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Funds’ and the Advisor’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee meets during its scheduled meetings, and between meetings the Audit Committee Chair maintains contact with each Fund’s independent registered public accounting firm and each Fund’s Treasurer and Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Advisor or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Advisor and certain service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks to the Funds. The Board also receives reports from counsel to the Trust and the Advisor and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities.

Compensation of Trustees and Certain Officers

Officers of the Trust and Interested Trustees do not receive any compensation from any Fund or any other fund in the Fund Complex, except for the Chief Compliance Officer, who receives less than

$60,000 from any one fund. Effective January 1, 2026, the Independent Trustees are paid an annual base retainer of $265,000, paid quarterly, and a $12,500 per meeting fee per quarter ($50,000 annually). Prior to January 1, 2026, the Independent Trustees were paid an annual base retainer of $205,000. Such fees are allocated over the Fund Complex based on average net assets of each fund. Trustees are also reimbursed their out-of-pocket expenses in connection with attendance at Board and Committee meetings. The Audit Committee Chair is paid $40,000 per year in the aggregate for his service as Chair of the Audit Committees of the Fund Complex. The Contract Review and Governance Committees’ Chairs are each paid $20,000 per year in the aggregate for their work in connection with the Fund Complex. The Chair of the Dividend Committees is paid $10,000 per year in the aggregate for her work in connection with the Fund Complex. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for her work in connection with the Fund Complex. Effective January 1, 2026, the Lead Independent Trustee is paid $105,000 per year in the aggregate for his service as lead Independent Trustee of the Fund Complex. Trustees also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. Prior to January 1, 2026, the Lead Independent Trustee was paid $65,000 per year in the aggregate for his service. The column headed “Total Compensation Paid to Trustee or Officer by Fund Complex,” represents the compensation paid to each Trustee that served in the Fund Complex during the calendar year ended [December 31, 2025]. The Trustees do not receive any pension or retirement benefits from the Fund Complex.
Name of Person, Position	Total Compensation from the Trust	Total Compensation Paid to Trustee or Officer by Fund Complex(1)
Michael G. Clark, Trustee and Lead Independent Director	None	$290,000
Adam M. Derechin, Trustee(2)	None	None
George Grossman, Trustee	None	$225,000
Joseph M. Harvey, Chair and Trustee(2)	None	None
Dean A. Junkans, Trustee and Contract Review Committee Chair	None	$245,000
Gerald J. Maginnis, Trustee and Audit Committee Chair	None	$255,000
Jane F. Magpiong, Trustee, Governance Committee Chair and Nominating Committee Chair	None	$245,000
Daphne L. Richards, Trustee and Dividend Committee Chair	None	$235,000
Ramona Rogers-Windsor, Trustee	None	$225,000

(1)
Total Compensation represents compensation paid by 11 Cohen & Steers mutual funds and 9 Cohen & Steers closed-end funds.
(2)
Interested Trustee.

Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A person who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control may be presumed to control the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or terms of the investment advisory agreement with the Advisor.
Additionally, the Advisor or an affiliate of the Advisor (the “seed investor”) may provide initial funding to or otherwise invest in a Fund. A seed investor may redeem its investment in a Fund at any time and without prior notice, which could adversely affect a Fund and its shareholders, such as by causing the Fund to realize taxable gains that will be distributed to other shareholders, and increasing Fund transaction costs and expense ratios.
Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) Participants (as defined below), as of [ ], the name and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of each Fund that had commenced operations as of [ ] were as follows:
[Real Estate ETF
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	37.29%

National Bank Financial Inc. 1155 Metcalfe Street Montreal, QC H3B 4S9 Canada	10.46%

State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016	44.51%
Preferred and Income Opportunities ETF
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	31.81%

National Financial Services LLC 200 Liberty Street New York, NY 10281	15.82%

State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016	48.22%

Natural Resources ETF
Name and Address	Percentage of Total Shares Held
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	52.82%

State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016	43.60%]

Management Ownership
As of [ ], the Trustees and officers as a group beneficially owned less than 1% of the outstanding shares of each Fund that had commenced operations as of [ ].

Investment Advisory and Other Services

[The Advisor
Cohen & Steers Capital Management, Inc., a registered investment advisor, located at 1166 Avenue of the Americas, 30th Floor, New York, New York 10036, is the investment advisor to the Funds. The Advisor is a wholly owned subsidiary of CNS, a publicly traded company whose shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “CNS.” As of [ ], the Advisor managed approximately $[ ] billion in assets.
The Advisor was formed in 1986 and its current clients include pension plans of leading corporations, endowment funds and investment companies, including each of the Funds and the other open-end and closed-end Cohen & Steers funds.
Under its investment advisory agreement (the “Investment Advisory Agreement”) with the Trust, on behalf of each Fund, the Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board. The Advisor also performs certain administrative services for each Fund and provides persons satisfactory to the Board to serve as officers of each Fund. Such officers, as well as certain Trustees of the Trust, may also be directors, officers, or employees of the Advisor. The Advisor also selects brokers and dealers to execute the Funds’ portfolio transactions. With respect to the Real Estate ETF, Infrastructure Opportunities ETF and Future of Energy ETF, the Advisor is also responsible for supervising the Subadvisors.
For its services under the Investment Advisory Agreement, each Fund pays the Advisor a monthly investment advisory fee at the annual rate, expressed as a percentage of the average daily net assets of the Fund (the “Management Fee”). The Management Fee is accrued at a daily rate and paid monthly in arrears from the assets of each Fund. The Management Fee that each Fund pays pursuant to the Investment Advisory Agreement is set forth in the table below. In addition, the Advisor has made contractual commitments to the Funds to waive the Management Fee and/or reimburse such Funds for expenses to the extent necessary to maintain those Funds’ total annual operating expenses at or below certain levels. Such waiver/reimbursement arrangements are also set forth in the table below.
Fund	Contractual Annual Management Fee Rate (as a % of the Fund’s average daily net assets)	Waiver/ Reimbursement Arrangement
Real Estate ETF	0.80%	Through June 30, 2027, the Advisor has contractually agreed to waive the Management Fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.70%.
Preferred and Income Opportunities ETF	0.75%	Through June 30, 2027, the Advisor has contractually agreed to waive the Management Fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.59%.
Natural Resources ETF	0.70%	Through June 30, 2027, the Advisor has contractually agreed to waive the Management Fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.50%.
Short Duration ETF	0.65%	Through June 30, 2027, the Advisor has contractually agreed to waive the Management Fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.49%.
Infrastructure Opportunities ETF	0.85%	Through June 30, 2027, the Advisor has contractually agreed to waive the Management Fee and/or reimburse the Fund so that the Fund’s total annual operating expenses do not exceed 0.65%.
Future of Energy ETF	[0.80]%	[N/A]
In return for the Management Fee (which is sometimes referred to as a “unitary” or “unified” fee), the Advisor has agreed to bear all operating costs of each Fund other than the following expenses, which will be borne by the Fund: the Management Fee, payments made under the Fund’s distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses and, upon approval of the Board, extraordinary expenses.
The Advisor may bear operating fees and expenses for which the Advisor is responsible as described above through a Fund’s payment of such fees and expenses and a corresponding reduction in the Management Fee payable by that Fund to the Advisor.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement and Subadvisory Agreements (as applicable) with respect to each Fund other than Future of Energy ETF is available in each Fund’s report filed on Form N-CSR for the period ended [ ]. A discussion regarding the Board’s basis for approving the Investment Advisory Agreement and Subadvisory Agreements with respect to Future of Energy ETF will be available in the Fund’s first report filed on Form N-CSR.
The Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF) through March 31, 2025, the Advisor received advisory or management fees in the following amounts:
2025
Real Estate ETF	$23,316
Preferred and Income Opportunities ETF	$20,982
Natural Resources ETF	$15,393
The Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF) through March 31, 2025, the Advisor waived and/or reimbursed the following Funds the respective amounts set forth in the table below, pursuant to contractual agreements by the Advisor to limit expenses that were substantially the same as those described above:
2025
Real Estate ETF	$2,914
Preferred and Income Opportunities ETF	$4,476
Natural Resources ETF	$4,398
The Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF) through March 31, 2025, the net management fee or advisory fees paid by these Funds were as follows:
2025
Real Estate ETF	$20,402
Preferred and Income Opportunities ETF	$16,506
Natural Resources ETF	$10,995
The Advisor also provides the Funds with such personnel as the Funds may from time-to-time request for the performance of clerical, accounting and other office services, such as coordinating matters with the Transfer Agent and the custodian, which the Advisor is not required to furnish under the Investment Advisory Agreement. The personnel rendering these services, who may act as officers of a Fund, may be employees of the Advisor or its affiliates. The Trust, on behalf of a Fund, may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Trust intends to do so whenever it appears advantageous to a Fund.

The Subadvisors
[Each of CNS Asia and CNS UK (collectively, the “Subadvisors”) provides investment advisory and research services in connection with managing the investments of the Real Estate ETF, Infrastructure

Opportunities ETF and Future of Energy ETF. CNS UK is located at The Burlian, 3 Dering Street, 2nd Floor, London W1S 1AA, United Kingdom, and CNS Asia is located at 3301B, 33rd Floor, The Henderson, 2 Murray Road, Central, Hong Kong. As of [ ], CNS Asia and CNS UK managed approximately $[ ] billion and $[ ] billion, respectively.
The Advisor allocates 50% of the advisory fee received from each of the Real Estate ETF, Infrastructure Opportunities ETF and Future of Energy ETF among itself and each of CNS Asia and CNS UK based on the portion of the ETF’s average assets managed by the Advisor and each Subadvisor. The Advisor retains the remaining 50% of the advisory fee received.
For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF and Natural Resources ETF) through March 31, 2025, the Advisor paid each of CNS Asia and CNS UK the following subadvisory fees with respect to the Real Estate Active ETF. Infrastructure Opportunities ETF and Future of Energy ETF are each newly organized and had not commenced operations as of March 31, 2025.]
CNS Asia
Fiscal Year Ended	Real Estate ETF
2025	$366
CNS UK
Fiscal Year Ended	Real Estate ETF
2025	$290

Portfolio Managers
[Accounts Managed. The portfolio managers for each Fund are listed below. Each portfolio manager also manages other registered investment companies and/or other pooled investment vehicles and other accounts in addition to the Fund or Funds that they manage. Unless otherwise noted, the following table shows, as of March 31, 2025, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.
	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Estate ETF
Jason Yablon	18	$32,167	59	$17,188	52	$10,005 (1)
Mathew Kirschner	9	$28,087	29	$13,064	30	$5,008 (1)
Ji Zhang	11	$26,165	48	$14,524	42	$7,622 (1)
Preferred and Income Opportunities ETF
Elaine Zaharis-Nikas	12	$21,041	18	$3,150	16	$2,423
Jerry Dorost	9	$14,925	17	$3,137	16	$2,423
Robert Kastoff	12	$21,041	20	$3,390	16	$2,423
Natural Resources ETF

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tyler S. Rosenlicht	7	$5,767	19	$2,534	18	$3,235
Short Duration ETF(2)
Elaine Zaharis-Nikas	13	$21,764	18	$3,235	16	$2,389
Jerry Dorost	10	$15,005	17	$3,222	16	$2,389
Robert Kastoff	10	$15,005	18	$3,235	16	$2,389
Infrastructure Opportunities ETF (2)
Ben Morton	9	$7,275	20	$2,981	17	$3,071
Tyler S. Rosenlicht	10	$7,139	20	$2,981	18	$3,204
Thuy Quynh Dang	6	$5,388	19	$2,922	13	$2,824
Future of Energy ETF (3)
Ben Morton	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Tyler S. Rosenlicht	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

(1) Two “Other Accounts” with total assets of $290 million are subject to performance-based fees.
(2) Because the Fund is newly organized, information is shown as of October 31, 2025.
(3) Because the Fund is newly organized, information is shown as of [ ].
Share Ownership. The following table indicates the dollar range of securities of each Fund owned by each Fund’s portfolio managers as of March 31, 2025:

A—None
B—$1-$10,000
C—$10,001-$50,000
D—$50,001-$100,000
E—$100,001-$500,000
F—$500,001-$1,000,000
G—over $1,000,000
N/A—Not applicable (not a portfolio manager of the Fund)
Portfolio Manager	Real Estate ETF	Preferred and Income Opportunities ETF	Natural Resources ETF	Short Duration ETF(1)	Infrastructure Opportunities ETF(1)	Future of Energy ETF(1)
Elaine Zaharis-Nikas	N/A	A	N/A	N/A	N/A	[ ]
Jason Yablon	A	N/A	N/A	N/A	N/A	[ ]
Mathew Kirschner	A	N/A	N/A	N/A	N/A	[ ]
Jerry Dorost	N/A	A	N/A	N/A	N/A	[ ]
Tyler S.Rosenlicht	N/A	N/A	C	N/A	N/A	[ ]
Ji Zhang	A	N/A	N/A	N/A	N/A	[ ]
Robert Kastoff	N/A	B	N/A	N/A	N/A	[ ]
Ben Morton	N/A	N/A	N/A	N/A	N/A	[ ]
Thuy Quynh Dang	N/A	N/A	N/A	N/A	N/A	[ ]

(1) The Fund is newly organized and had not offered shares as of March 31, 2025.
Conflicts of Interest
Although the potential for conflicts of interest exists when an investment advisor and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, the Advisor has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.
Due to differences in the investment strategies or restrictions, purchase and redemption structure and legal requirements among a Fund and the other accounts, account-specific tax considerations, diversification and other portfolio management considerations and the daily public nature of each Fund’s positions, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund, such as trading in the same instruments on a different timeline, and/or at an earlier or later time, for these other accounts as compared to for a Fund. Each Fund’s portfolio could generally be rebalanced less frequently than the portfolios of these other accounts. This less frequent rebalancing is anticipated typically to cause trades to be effected in the portfolios of these other accounts before they are effected for a Fund’s portfolio. At times, a Fund’s trades could occur after an accumulation of multiple trades that were executed for the Advisor’s other accounts, when the Advisor determines that a corresponding change is warranted for the Fund. However, despite this difference in trade timelines between a Fund and the Advisor’s other accounts, the Funds can and will trade in tandem or nearly in tandem with the Advisor’s other accounts if the Advisor determines it to be warranted. When the Advisor implements a portfolio decision for an account ahead of, or contemporaneously with, a portfolio decision for a Fund, market impact, liquidity constraints, tax implications, transaction costs or other factors could result in the Fund receiving less favorable pricing or trading results, paying higher transaction costs, or otherwise being disadvantaged.
A portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among a Fund and the other accounts or vehicles he advises. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash) or other portfolio management considerations, for equity strategies it is the general policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. Cohen & Steers generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, Cohen & Steers also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, each Fund, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor or an affiliate holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.
Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.
Certain accounts managed by the Advisor may compensate the Advisor using performance-based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.
Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Funds, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in our Funds.
Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.
The Advisor and the Funds have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation of Investment Professionals
Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Advisor. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.
Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.
The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.
On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers is fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock-based compensation may fluctuate significantly from year-to-year, based on this framework.
The Advisor has a negligible number of accounts with performance-based fees, and although portfolio managers do not directly receive a portion of these fees, performance-based fees may contribute to the overall profitability of the Advisor.]

Administrative Services
With the approval of the Board, the Advisor has caused each Fund to retain [ ] under a fund accounting and administration agreement (the “Administration Agreement”). Under the Administration Agreement, [ ] has assumed responsibility for performing necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Funds. Fees payable to [ ] under the Administration Agreement are paid by the Advisor and not borne by the Funds.
[ ] also serves as each Fund’s custodian. See “Custodian and Transfer and Dividend Disbursing Agent,” below. [ ] has also been retained as the Transfer Agent by each Fund to provide transfer agency services.

Distributor
[ ], located at [ ] (the “Distributor”), serves as the Distributor of shares of each Fund.
Shares are continuously offered for sale by the Fund through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
The Distribution Agreement for the Trust, on behalf of each Fund, provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC Participants (as described below) and/or investor services organizations.
The Advisor or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
The Distributor is not obligated to sell any specific amount of shares of any Fund and will sell shares, as agent for each Fund, on a continuous basis only against orders to purchase shares.

Custodian and Transfer and Dividend Disbursing Agent
[ ], which has its principal business at [ ], has been retained to act as custodian of each Fund’s investments. As the Transfer Agent, [ ] also provides transfer and dividend disbursing agency services to each Fund.
[ ] does not have any part in deciding a Fund’s investment policies or which securities are to be purchased or sold for a Fund’s portfolio.

Proxy Voting
The Board has delegated to the Advisor and, as applicable, the Subadvisors, the responsibility for voting proxies on behalf of each Fund. A summary of the proxy voting policies and procedures for the Advisor and Subadvisors is set forth in Appendix A.
Each Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Each Fund’s Form N-PX filings are available

(i) without charge, upon request, by calling toll-free at (866) 737-6370 and (ii) on the SEC’s website (http://www.sec.gov).

Code of Ethics
The Funds, the Advisor, the Subadvisors and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and, with respect to the Advisor and Subadvisors, Rule 204A-1 under the Investment Advisers Act of 1940, as amended, addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Funds’ securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Funds, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board and could result in severe penalties.

Portfolio Transactions and Brokerage

Subject to the supervision of the Board, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Advisor and, as applicable, each Subadvisor. Transactions on U.S. and, as applicable, non-U.S. stock exchanges involve the payment by a Fund of negotiated brokerage commissions. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. Fixed-income securities are purchased and sold (including certain preferred securities) through principal transactions, meaning the securities are normally purchased on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The Funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for such securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices). There is generally no stated commission in the case of equity securities traded in the over-the-counter market but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, a Fund may make purchases of underwritten or agency placed issues at prices that reflect underwriting or placement fees. The Advisor and, as applicable, each Subadvisor, will only cause a Fund to engage in these transactions if it deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent a Fund from purchasing securities in an offering in which an affiliate serves as placement agent of the issuer, and that Fund’s inability to participate could be deemed to be to the detriment of the Fund.
The Advisor and, as applicable, a Subadvisor, have the responsibility of selecting brokers and dealers to execute portfolio transactions. In selecting a broker to execute each particular transaction, the Advisor and, as applicable, each Subadvisor, generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution and other services offered, including research services. Research services include research reports and analyzed market data services.
In transactions to buy and sell fixed-income securities, the selection of the broker-dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved. The Advisor and, as applicable, a Subadvisor, will seek to obtain prompt execution of orders at the most favorable prices or yields and may consider other factors as appropriate.
The Advisor and, as applicable, each Subadvisor, shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Advisor or a Subadvisor, as the case may be, determines in good faith that the commission was reasonable in relation to the value of the research service provided.
Research and investment information may be provided by brokers at no cost to the Advisor or a Subadvisor, if applicable, and available for the benefit of other accounts advised by the Advisor, a Subadvisor, if applicable, and their affiliates, and not all of the information will be used in connection with a Fund. While this information may be useful in varying degrees and may tend to reduce the Advisor’s expenses, it is not possible to estimate its value, and in the opinion of the Advisor it does not reduce the Advisor’s expenses in a determinable amount.
The Advisor and each Subadvisor, if applicable, may take into account payments made by brokers effecting transactions for a Fund to other persons on behalf of a Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).
Pursuant to its internal procedures, the Advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.
Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF, Preferred and Income Opportunities ETF and Natural Resources ETF) through March 31, 2025, the Funds paid total brokerage commissions in the following amounts:
2025
Real Estate ETF	$2,895
Preferred and Income Opportunities ETF	$1,699
Natural Resources ETF	$6,703

Of the amounts listed above, brokerage commission paid to brokers or dealers for providing third party and proprietary research and investment information were as follows:
2025
Real Estate ETF	$817
Preferred and Income Opportunities ETF	$1,274
Natural Resources ETF	$1,902
Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. As of March 31, 2025, the Funds held securities of their regular brokers or dealers or of their parents as follows:
Dollar Value of Securities Owned
Real Estate ETF
Wells Fargo and Co.	$344,993,740
BNP Paribas SA	$272,350,950
UBS Group AG	$251,256,930
Societe Generale SA	$207,276,227
Bank of America Corp.	$192,349,071
HSBC Bank PLC	$186,333,120
Barclays PLC	$182,965,185
Citigroup	$176,557,576
Morgan Stanley	$119,673,284
Goldman Sachs & Co LLC	$111,045,855

Preferred and Income Opportunities ETF
Citigroup Inc.	$3,690,968
Mitsubishi UFJ Securities	$3,503,291
UBS Group AG	$2,483,659
Wells Fargo and Co.	$1,876,293
NOMURA Securities International Inc.	$1,017,796
Bank of America Corp.	$957,670
Morgan Stanley	$38,969

Natural Resources ETF
Citigroup Inc.	$3,690,968
Mitsubishi UFJ Securities	$3,503,291
UBS Group AG	$2,483,659
Wells Fargo and Co.	$1,876,293
NOMURA Securities International Inc.	$1,017,796
Bank of America Corp.	$957,670
Morgan Stanley	$38,969
Short Duration ETF, Infrastructure Opportunities ETF and Future of Energy ETF are newly organized and had not commenced operations as of March 31, 2025. For the fiscal period beginning February 4, 2025 (commencement of operations for each of Real Estate ETF, Preferred and Income

Opportunities ETF and Natural Resources ETF) through March 31, 2025, each Fund’s portfolio turnover rates were as follows:
2025
Real Estate ETF	11%
Preferred and Income Opportunities ETF	7%
Natural Resources ETF	15%

Organization and Description of Capital Stock

The certificate of trust to establish the Trust was filed with the State Department of Assessments and Taxation of Maryland on October 28, 2013. Each Fund is a series of the Trust.
The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of a statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in a trust’s declaration of trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration”) provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and any other governing instrument of the Trust, such as the by-laws of the Trust, which contain additional rules governing the conduct of the business of the Trust.
Some of the more significant provisions of the Declaration are summarized below. The following summary is qualified in its entirety by reference to the applicable provisions of the Declaration.
Shareholder Voting
Under the Declaration, the Trustees have broad authority to direct the business and affairs of the Trust. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. For example, the Trustees are empowered to amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, terminate the Trust or any series, or adopt or amend the by-laws of the Trust, in each case without shareholder approval if the 1940 Act would not require such approval.
A Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.
Election and Removal of Trustees
The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. When a vote of shareholders is required to elect Trustees, the Declaration provides that such Trustees shall be elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
Amendments to the Declaration
The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.
Issuance and Redemption of Shares
The Funds may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of a Fund, when issued, will be fully paid and non-assessable. Shareholders are not entitled to any appraisal rights with respect to their shares and, except as the Trustees may determine, shall have no preemptive, conversion, exchange or similar rights. A Fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Fund with identification required by law, or if the Fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. Please see the discussion above regarding Creation Units. The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. Because the Trustees have determined to issue shares of the Funds only in Creation Units, only shares of a Fund comprising a Creation Unit shall be redeemable by the Trust. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.
Disclosure of Shareholder Holdings
The Declaration specifically requires shareholders, upon demand, to disclose to the Funds such information with respect to their ownership of shares of the Fund, whether direct or indirect, as the Trustees may deem necessary in order to comply with various laws or regulations or for such other purpose as the Trustees may decide. A Fund may disclose such ownership information if required by law or regulation, or as the Trustees otherwise decide.

Series
The Declaration provides that the Trustees may establish series in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features, terminate any series or combine series with other series in the Trust.
Each share of a Fund, as a series of the Trust, represents an interest in the Fund only and not in the assets of any other series of the Trust.
Shareholder, Trustee and Officer Liability
The Declaration provides that shareholders are not personally liable for the obligations of each Fund and requires the Funds to indemnify a shareholder against any loss or expense claimed solely because of the shareholder’s being or having been a shareholder. The Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.
The Declaration limits a Trustee’s or officer’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee or officer is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee or officer is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s offices or position with or on behalf of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. Subject to applicable federal law, expenses related to the defense against any claim to which indemnification may apply shall be advanced by the Trust upon receipt of an undertaking by or on behalf of the recipient of those expenses to repay the advanced amount if it is ultimately found that he or she is not entitled to indemnification. In making any determination as to whether a person has engaged in conduct for which indemnification is not available, or as to whether there is reason to believe that such person ultimately will be found entitled to indemnification, such person shall be afforded a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.
The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
Derivative Actions
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that, in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected Funds. The Trustees have a period of 90 days, which may be extended for an additional period not to exceed 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees.
The Declaration further provides that the Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that a Fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that, unless the Trust consents in writing to the selection of an alternative forum, any derivative action or proceeding brought on behalf of the Trust or any Series or Class thereof, or any action or proceeding of any nature commenced by a shareholder against the Trust or a Series or Class thereof, its Trustees or officers (including without limitation any action or proceeding asserting claims arising under the Declaration, the Bylaws of the Trust, or any provision of the Maryland Statutory Trust Act (the “Maryland Act”) or federal law, including the 1940 Act), shall be brought only in the U.S. District Court for the District of Maryland (Baltimore Division), or if such action may not be brought in that court, then such action shall be brought in the Circuit Court for Baltimore City (the “Chosen Courts”). The Declaration provides that the Trust, its Trustees and officers, and its shareholders (a) consent to the exclusive jurisdiction of the Chosen Courts to the maximum extent permitted by law, including the Maryland Act; (b) waive any objection to venue in either Chosen Court; and (c) waive any objection that either Chosen Court is an inconvenient forum. The Declaration requires that the Trust, its Trustees and officers shall submit application to the Maryland Business and Technology Case Management Program for any action commenced in the Circuit Court for Baltimore City. This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that the shareholder finds favorable for disputes with the Trust and/or any of its Trustees, officers, employees or service providers. If a court were to find the forum selection provision contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions. The Declaration also provides that shareholders waive the right to a jury trial.

The Declaration further provides that no provision of the Declaration will be effective to require a waiver of compliance with any provision of the 1933 Act, the 1934 Act or the 1940 Act, or of any valid rule, regulation or order of the SEC thereunder.

Distribution and Shareholder Services Plan

[The Board has approved, and each Fund has adopted, a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay fees to the Distributor and other firms that provide distribution and/or shareholder services (“Service Providers”). If a Service Provider provides such services, a Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.
No distribution or service fees are currently paid by any Fund, however, and there are no current plans to impose these fees. Future payments may be made under the Plan without any further shareholder approval. In the event Rule 12b-1 fees are charged, over time they would increase the cost of an investment in a Fund.]

Other Information

The Advisor and the Distributor may make payments from their own resources to dealers and other financial intermediaries as compensation for distribution, administrative or other services (“Additional Payments”). These Additional Payments may take the form of, among other things, “due diligence” payments for an intermediary’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of a Fund on an intermediary’s list of funds available for purchase by its customers; “marketing support” fees for providing assistance in promoting the sale of a Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; and fees for sub-accounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing fees paid by a Fund. The Additional Payments may be a fixed dollar amount, may be based on the number of customer accounts maintained by a dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the intermediary. The Advisor and Distributor may from time to time pay additional cash or non-cash incentives to intermediaries in connection with the sale of shares of a Fund, subject to applicable FINRA rules. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers, to provide additional compensation to registered representatives who sell shares of a Fund. On some occasions, such cash or non-cash incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Such incentives may include payment for attendance at seminars or payment for occasional meals, sporting events, theater performances or comparable entertainment. Such dealers may elect to receive cash incentives of equivalent amount in lieu of such payments.

DTC as Securities Depository for Shares of the Fund

Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as CCP for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, which clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of a Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Funds upon request and for a fee to be charged to the Funds a listing of the shares of a Fund held by each DTC Participant. The Funds shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Funds shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Funds shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Funds have no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Distribution of Shares

In connection with each Fund’s launch, the Fund was seeded through the sale of one or more Creation Units by the Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third-party investor or an affiliate of each Fund or the Advisor. Each such initial investor and any affiliate of each Fund or the Advisor that has purchased shares of a Fund, may sell some or all of such shares held by them pursuant to the registration statement for a Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.

Creation and Redemption of Creation Units

General
The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor or its agent, without a sales load, at a price based on each Fund’s NAV next determined after receipt, on any business day, which is any day the Exchange is open for business (each, a “Business Day”), of an order received by the Distributor or its agent in proper form. On days when the Exchange closes earlier than normal, a Fund may require orders to be placed earlier in the day. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund as of the date of this SAI:
Fund	Shares Per Creation Unit
Real Estate ETF	25,000
Preferred and Income Opportunities ETF	25,000
Natural Resources ETF	25,000
Short Duration ETF	25,000
Infrastructure Opportunities ETF	25,000
Future of Energy ETF	[ ]
In its discretion, the Trust reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Fund Deposit
The consideration for purchase of Creation Units of a Fund consists of Deposit Securities or Deposit Cash and the Cash Component computed as described below. Together, the Deposit Basket and the Cash Component constitute the “Fund Deposit.” The Fund Deposit represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, to purchases of Creation Units of shares of a given Fund until such time as the next-announced Fund Deposit is made available.
The “Cash Component” is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Basket, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Basket. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.
The identity and number or par value of the Deposit Securities change pursuant to changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of a Fund.
The Fund Deposit may also be modified to minimize the Cash Component by redistributing the cash to the Deposit Securities portion of the Fund Deposit through “systematic rounding.” The rounding methodology “rounds up” position sizes of securities in the Deposit Securities (which in turn reduces the cash portion). However, the methodology limits the maximum allowed percentage change in weight and share quantity of any given security in the Fund Deposit.
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security in certain circumstances, including: (i) when instruments are not available in sufficient quantity for delivery; (ii) when instruments are not eligible for transfer through DTC or the clearing process (as discussed below); (iii) when instruments that the Authorized Participant (or an investor on whose behalf the Authorized Participant is acting) are not able to be traded due to a trading restriction; (iv) when delivery of the Deposit Security by the Authorized

Participant (or by an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws; (v) in connection with distribution payments to be made by a Fund; or (vi) in certain other situations.

Cash Purchase Method
When partial or full cash purchases of Creation Units are available or specified, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. The Authorized Participant may also be required to pay certain transaction fees and charges for cash purchases, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Procedures for Creation of Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund (an “Authorized Participant”), an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“CNS”) of the NSCC (the “Clearing Process”) or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Authorized Participant Agreement”) (discussed below). All shares of the Funds, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Role of the Authorized Participant
Creation Units may be purchased only by or through a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Funds or one of their service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units. Such Authorized Participant will agree, pursuant to the terms of such Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component, once the NAV of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fees described below. An Authorized Participant, acting on behalf of an investor, may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement and that orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Trust does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants. A list of current Authorized Participants may be obtained from the Distributor. The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation

Units that are made available to all Authorized Participants. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a power of attorney under its Authorized Participant Agreement.

Placement of Creation Orders
Fund Deposits must be delivered through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate and municipal securities) or through a central depository account, such as with Euroclear or DTC, maintained by the custodian or a sub-custodian (a “Central Depository Account”). Any portion of a Fund Deposit that may not be delivered through the Federal Reserve System or DTC must be delivered through a Central Depository Account. The Fund Deposit transfers made through DTC must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Funds generally before 11:00 a.m. Eastern time on the Settlement Date. Fund Deposit transfers made through the Federal Reserve System must be deposited by the participant institution in a timely fashion so as to ensure the delivery of the requisite number or amount of Deposit Securities or cash through the Federal Reserve System to the account of the Funds generally before 2:00 p.m. Eastern time on the Settlement Date. Fund Deposit transfers made through a Central Depository Account must be completed pursuant to the requirements established by the custodian or sub-custodian for such Central Depository Account generally before 6:00 p.m. Eastern time on the Settlement Date. The “Settlement Date” for all funds is generally the first, second or third Business Day, as applicable, after the Order Placement Date (as defined below). All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Deposit Cash and/or the Cash Component, as applicable, must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian generally 2:00 p.m. Eastern time on the Settlement Date. The delivery of Creation Units so created generally will occur no later than the first, second or third Business Day, as applicable, following the Order Placement Date, provided that the relevant Fund Deposit has been received by the Funds prior to such time. Effective as of May 28, 2024, the typical Settlement Date for each Fund became T+1 (i.e., one Business Day after the Order Placement Date), unless the Fund and Authorized Participant agree to a different Settlement Date.

Purchase Orders
To initiate an order for a Creation Unit on the next Business Day, an Authorized Participant must submit to the Distributor or its agent an irrevocable order to purchase shares of a Fund, in proper form, after 4:00 p.m. and prior to 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Authorized Participant Agreement and/or applicable order form. The Business Day following the day on which such an order to purchase Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” The custodian will then provide such information to any appropriate sub-custodian. Procedures and requirements governing the delivery of the Fund Deposit may change from time to time. Investors, other than Authorized Participants, are responsible for making arrangements for a creation request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor or its agent by the Cutoff Time (as defined below) on such Business Day.
The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Funds, immediately available or same day funds estimated by the Funds to be sufficient to pay the Deposit Cash and/or the Cash Component, as applicable, next determined after acceptance of the purchase order, together with the applicable purchase transaction fees. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Deposit Cash and/or the Cash Component, as applicable. This deadline is likely to be significantly earlier than the Cutoff Time of the Funds. Investors should be aware that an Authorized Participant may require orders for purchases of shares placed with it to be in the particular form required by the individual Authorized Participant.
The Authorized Participant is responsible for any and all expenses and costs incurred by a Fund, including any applicable cash amounts, in connection with any purchase order.

Timing of Submission of Purchase Orders
In order to receive a certain day’s NAV, an Authorized Participant must submit an irrevocable order to purchase shares of a Fund after 4:00 p.m. and prior to 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Authorized Participant Agreement and/or applicable order form. The Business Day following the day on which such an order to purchase Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” Creation Orders must be transmitted by an Authorized Participant in the form required by a Fund to the Distributor or its agent pursuant to procedures set forth in the Authorized Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or its agent or an Authorized Participant. Orders to create shares of a Fund that are submitted on the Business Day immediately preceding a holiday may not be accepted. Each Fund’s deadline specified above for the submission of purchase orders is referred to as that Fund’s “Cutoff Time.” Although the Cutoff Time will typically be the time stated above, the Distributor or its agent, in their discretion, may permit the submission of orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business). Purchase orders and redemption requests, if received in good order as determined by the Trust in its sole discretion, will be processed based on the NAV next determined after receipt of an order in proper form as described in the Authorized Participant Agreement and disclosed in this SAI.

Acceptance of Orders for Creation Units
Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) and (ii) arrangements satisfactory to the Funds are in place for payment of the Cash Component and any other cash amounts which may be due, the Funds will accept the order, subject to each Fund’s right (and the right of the Distributor and the Advisor) to reject any order until acceptance, as set forth below.

Once a Fund has received in good order an order, upon the next determination of the NAV of the shares, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor or its agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.
Each Fund reserves the right to reject or revoke a creation order transmitted to it by the Distributor or its agent for any reason (provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder) including, without limitation, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (v) circumstances outside the control of the Fund, the Distributor or its agent and the Advisor make it impracticable to process purchase orders. The Distributor or its agent shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of its rejection of such order. The Funds, the custodian, any sub-custodian and the Distributor or its agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Issuance of a Creation Unit
Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable Fund of the Deposit Securities and the payment of the Deposit Cash and/or Cash Component, as applicable, have been completed. When the sub-custodian has confirmed to the custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor or its agent and the Advisor shall be notified of such delivery and the applicable Fund will issue and cause the delivery of the Creation Unit. Creation Units are generally issued on a “T+1 basis” (i.e., one Business Day after the Order Placement Date). Each Fund reserves the right to settle Creation Unit transactions on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances and compliant with applicable law.
Each Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value equal to at least 105%, and up to 115%, of the value of the missing Deposit Securities, which percentage the Trust may change at any time in its sole discretion. The Trust may use such collateral at any time to buy Deposit Securities for the Funds. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the contractual settlement date. Information concerning the Funds’ current procedures for collateralization of missing Deposit Securities is available from the Distributor or its agent. The Funds may buy the missing Deposit Securities at any time and the Authorized Participant shall be subject to liability for any shortfall between the cost to the Funds of purchasing such securities and the collateral including, without limitation, liability for related brokerage, borrowings and other charges.
In certain cases, Authorized Participants may create and redeem Creation Units on the same trade date and in these instances, the Funds reserve the right to settle these transactions on a net basis or require a representation from the Authorized Participants that the creation and redemption transactions are for separate beneficial owners. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund and the Fund’s determination shall be final and binding.

Costs Associated with Creation Transactions
A standard creation transaction fee is imposed to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is generally the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day. The standard creation transaction fee may be reduced by a Fund if transfer and processing expenses associated with the creation are anticipated to be lower than the stated fee. If a purchase consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Deposit Securities to the Funds. Certain fees/costs associated with creation transactions may be waived or reimbursed in certain circumstances. Investors who use the services of a broker or other financial intermediary to acquire Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s standard creation transaction fees (as described above):
Fund	Standard Cash Creation Transaction Fee	Standard In-Kind Creation Transaction Fee	Maximum Additional Charge*
Real Estate ETF	$100	$500	2.00%
Preferred and Income Opportunities ETF	$100	$250	2.00%
Natural Resources ETF	$100	$400	2.00%
Short Duration ETF	$100	$250	2.00%
Infrastructure Opportunities ETF	$100	$350	2.00%
Future of Energy ETF	$[ ]	$[ ]	[ ] %

* As a percentage of the NAV per Creation Unit.

Redemption of Creation Units
Shares of a Fund may be redeemed by Authorized Participants only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor or its agent and only on a Business Day. To receive a particular Business Day’s NAV, redemption requests must be submitted in proper form after 4:00 p.m. Eastern time and prior to 5:30 p.m. Eastern time on the prior Business Day and in the manner set forth in the Authorized Participant Agreement and/or applicable order form. The Business Day following the day on which such an order to redeem Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” The Funds will not redeem shares in amounts less than Creation Units. There can be no assurance, however, that there will be sufficient liquidity in the secondary market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a Creation Unit that could be redeemed by an Authorized Participant. Beneficial owners also may sell shares in the secondary market.

Each Fund publishes the designated portfolio of securities, assets or other positions (the “Redemption Securities”) or cash for all or any portion of such Redemption Securities (“Redemption Cash”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Basket”), and an amount of cash (the “Cash Amount,” as described below) (each subject to possible amendment or correction) are applicable, in order to effect redemptions of Creation Units of a Fund until such time as the next announced composition of the Redemption Basket and Cash Amount is made available. Redemption Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Procedures and requirements governing redemption transactions may change from time to time.
The Cash Amount is an amount equal to the difference between the NAV of the shares being redeemed, as next determined after the receipt of a redemption request in proper form, and the value of the Redemption Basket, less a redemption transaction fee (as described below).
The Trust may, in its sole discretion, substitute a “cash in lieu” amount to replace any Redemption Security in certain circumstances, including: (i) when the delivery of a Redemption Security to the Authorized Participant (or to an investor on whose behalf the Authorized Participant is acting) would be restricted under applicable securities or other local laws or due to a trading restriction; (ii) when the delivery of a Redemption Security to the Authorized Participant would result in the disposition of the Redemption Security by the Authorized Participant due to restrictions under applicable securities or other local laws; (iii) when the delivery of a Redemption Security to the Authorized Participant would result in unfavorable tax treatment; (iv) when a Redemption Security cannot be settled or otherwise delivered in time to facilitate an in-kind redemption; or (v) in certain other situations. The amount of cash paid out in such cases will be equivalent to the value of the substituted security listed as a Redemption Security. In the event that the Redemption Basket has a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder. Each Fund (other than the Preferred and Income Opportunities ETF and Short Duration ETF, which expect to meet redemption requests primarily in cash) generally redeems Creation Units for Redemption Securities, but each Fund reserves the right to utilize a cash option for redemption of Creation Units. Each Fund may, in its sole discretion, provide such redeeming Authorized Participant a portfolio of securities that differs from the exact composition of the Redemption Securities, but does not differ in NAV. The Redemption Basket may also be modified to minimize the Cash Component by redistributing the cash to the Redemption Securities portion of the Redemption Basket through systematically rounding. The rounding methodology allows position sizes of securities in the Redemption Securities to be “rounded up,” while limiting the maximum allowed percentage change in weight and share quantity of any given security in the Redemption Basket.

Cash Redemption Method
When partial or full cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemption, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer. The Authorized Participant may also be required to pay certain transaction fees and charges for cash redemptions, as described below, and may be required to cover certain brokerage, tax, foreign exchange, execution and price movement costs as described in this SAI.

Costs Associated with Redemption Transactions
A standard redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is generally the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day. The standard redemption transaction fee may be reduced by a Fund if transfer and processing expenses associated with the redemption are anticipated to be lower than the stated fee. If a redemption consists solely or partially of cash, the Authorized Participant may also be required to cover (up to the maximum amount shown below) certain brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to the execution of trades resulting from such transaction (which may, in certain instances, be based on a good faith estimate of transaction costs). Authorized Participants will also bear the costs of transferring the Redemption Securities from a Fund to their account on their order. Certain fees/costs associated with redemption transactions may be waived in certain circumstances. Investors who use the services of a broker or other financial intermediary to dispose of Fund shares may be charged a fee for such services.
The following table sets forth each Fund’s standard redemption transaction fees and maximum additional charge (as described above):
Fund	Standard Cash Redemption Transaction Fee	Standard In-Kind Redemption Transaction Fee	Maximum Additional Charge*
Real Estate ETF	$100	$500	2.00%
Preferred and Income Opportunities ETF	$100	$250	2.00%
Natural Resources ETF	$100	$400	2.00%
Short Duration ETF	$100	$250	2.00%
Infrastructure Opportunities ETF	$100	$350	2.00%
Future of Energy ETF	$[ ]	$[ ]	[ ] %

* As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee (for the avoidance of doubt, the sum of the standard redemption transaction fee and the maximum additional charge will not exceed 2.00% of the value of the shares redeemed for each Fund).

Placement of Redemption Orders
Redemption requests for Creation Units of the Funds must be submitted to the Distributor or its agent by or through an Authorized Participant. An Authorized Participant must submit an irrevocable request to redeem shares of a Fund after 4:00 p.m. Eastern time and prior to 5:30 p.m. Eastern time on the prior Business Day in order to receive the next Business Day’s NAV. The Business Day following the day on which such an order to redeem Creation Units of a Fund is deemed received is referred to as the “Order Placement Date.” Each Fund’s deadline specified above for the placement of redemption orders is referred to as that Fund’s “Cutoff Time.” Although the Cutoff Time will typically be the time stated above, the Distributor or its agent, in their discretion, may permit the submission of orders and requests by or through an Authorized Participant at any time (including on days on which the Exchange is not open for business). Additionally, on days when the Exchange closes earlier than normal, a Fund may require orders to redeem Creation Units to be placed earlier that day. Investors, other than Authorized Participants, are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor or its agent will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption in the form required by the Funds to the Distributor or its agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any time, only a limited number of broker-dealers will have an Authorized Participant Agreement in effect. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Funds’ transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
A redemption request is considered to be in “proper form” if: (i) an Authorized Participant has transferred or caused to be transferred to the Funds’ transfer agent the Creation Unit redeemed through the book-entry system of DTC so as to be effective by the Exchange closing time on the Order Placement Date; (ii) a request in form satisfactory to the applicable Fund is received by the Distributor or its agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above; and (iii) all other procedures set forth in the Authorized Participant Agreement are properly followed.
Upon receiving a redemption request, the Distributor or its agent shall notify the applicable Fund and the Fund’s transfer agent of such redemption request. The tender of an investor’s shares for redemption and the distribution of the securities and/or cash included in the redemption payment made in respect of Creation Units redeemed will be made through DTC and the relevant Authorized Participant to the Beneficial Owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request.
A redeeming Authorized Participant, whether on its own account or acting on behalf of a Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.
Deliveries of redemption proceeds by a Fund are generally made within one Business Day of the Order Placement Date (i.e., “T+1”). Each Fund reserves the right to settle redemption transactions on a basis other than T+1, if necessary or appropriate under the circumstances and compliant with applicable law. Delayed settlement may occur due to a number of different reasons, including, without limitation, settlement cycles for the underlying securities, unscheduled market closings, an effort to link distribution to dividend record dates and ex-dates and newly announced holidays. For example, the redemption settlement process may be extended beyond T+1 because of the occurrence of a holiday in in the U.S. bond market that is not a holiday observed in the U.S. equity market.
In the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to a Fund, at or prior to the time specified by a Fund or its custodian on the Business Day after the Order Placement Date, the Distributor or its agent may accept the redemption request in reliance on the undertaking by the

Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value equal to at least 105%, and up to 115%, of the value of the missing shares, which percentage the Trust may change at any time in its sole discretion. Such collateral must be delivered no later than the time specified by a Fund or its custodian on the Business Day after the Order Placement Date and shall be held by the custodian and marked-to-market daily. The fees of the custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Funds may acquire shares of the Funds at any time and the Authorized Participant shall be subject to liability for any shortfall between the aggregate of the cost to the Funds of purchasing such shares, plus the value of the Cash Amount, and the value of the collateral together with liability for related brokerage and other charges.
Because the portfolio securities of a Fund may trade on exchange(s) on days that the Exchange is closed, are Securities Industry and Financial Markets Association holidays or are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase or sell shares of such Fund on the Exchange on days when the NAV of such a Fund could be significantly affected by events in the relevant non-U.S. markets.
The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC.

Custom Baskets
Creation and Redemption baskets may differ, and each Fund will accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a representative basket that is different from the initial basket used in transactions on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. Each Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of a Fund and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Advisor who are required to review each custom basket for compliance with those parameters. In addition, when constructing custom baskets for redemptions, the tax efficiency of a Fund may be taken into account. The policies and procedures distinguish among different types of custom baskets that may be used for each Fund and impose different requirements for different types of custom baskets in order to seek to mitigate against potential risks of conflicts and/or overreaching by an Authorized Participant. The Advisor has established a governance process to oversee basket compliance for the Funds, as set forth in each Fund’s policies and procedures.

Taxation

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Fund
Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a RIC under Subchapter M of the Code.
To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.
In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by a Fund from an interest in a qualified publicly traded partnership (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.
Assuming that it qualifies for treatment as a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders in a timely manner, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.
A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.
In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely significantly reduce a Fund’s investment return to its shareholders.
Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case, determined with reference to any loss carryforwards). If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a shareholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary loss, if any, from the sale or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion of the taxable year, if any, after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Capital loss carryforwards will be carried forward to one or more subsequent taxable years without expiration to offset capital gains realized during such subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. Each Fund’s available capital loss carryforwards, if any, will be set forth in its Form N-CSR for each fiscal year.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a Fund makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Distributions
Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. shareholder as ordinary income.
Taxes on distributions of capital gains are determined by how long a Fund owned or is deemed to have owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. A Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Distributions from capital gains generally are made after applying any available capital loss carryforwards.
In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income that is eligible for taxation at net long-term capital gain rates, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a passive foreign investment company (“PFIC”). Income derived from investments in fixed-income securities, REITs and derivatives generally does not qualify as qualified dividend income.
If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.
Distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of the qualified REIT dividends they receive, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from a Fund’s investment in a MLP will currently not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly. As a result, it is possible that a non-corporate shareholder will be subject to a higher effective tax rate on any such distributions received from a Fund compared to the effective rate applicable to any qualified publicly traded partnership income the shareholder would derive if the shareholder invested directly in an MLP.
Dividends received by corporate shareholders may qualify for the dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions.

Sale of Fund Shares
Upon the sale or other disposition of shares of a Fund which a shareholder holds as a capital asset, such shareholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares.
Any loss realized on a sale or other disposition will be disallowed under the Code’s “wash sale” rules to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received by the shareholder with respect to such shares.
Under Treasury regulations, if a shareholder recognizes a loss of at least $2 million in any single taxable year or $4 million in any combination of taxable years for an individual shareholder or at least $10 million in any taxable year or $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Significant penalties may be imposed upon a failure to comply with this requirement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units (or vice versa) cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.
Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
Authorized Participants that are “dealers in securities” for U.S. federal income tax purposes are subject to different rules with respect to holding, acquiring and disposing of securities, including Creation Units. Authorized Participants should consult their own tax advisor with respect to transactions with a Fund.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Medicare Tax on Net Investment Income
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Nature of the Funds’ Investments
Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time at which a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization for U.S. federal income tax purposes of certain complex financial transactions.
The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

Debt Obligations Purchased at a Discount
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the obligation receives no interest payment in cash on the obligation during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. If a Fund makes the election referred to in the preceding sentence, then the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If a Fund holds the foregoing kinds of securities or other debt securities subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause a Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.
A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Debt Obligations Purchased at a Premium
Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higer-Risk and High-Yield Obligations
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

Options, Futures and Other Derivative and Hedging Transactions
In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.
Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. These straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the dividends-received deduction, as the case may be.
The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by a Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.
In addition to the special rules described above, a Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.
Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability so to qualify. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked derivative instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Investment in non-U.S. Securities
Investment income and proceeds received by a Fund from sources within non-U.S. countries may be subject to non-U.S. taxes. The U.S. has entered into tax treaties with many non-U.S. countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of non-U.S. corporations, a Fund may elect to “pass through” to its shareholders the amount of non-U.S. taxes paid by a Fund. If a Fund is eligible to elect and so elects, (i) each shareholder will be required to include in gross income, even though not actually received, his or her pro rata share of the non-U.S. taxes paid by a Fund, (ii) each shareholder will be treated as having paid his or her pro rata share of such non-U.S. taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each shareholder will treat as non-U.S. source income his or her pro rata share of such non-U.S. taxes plus the portion of dividends received from a Fund representing income derived from non-U.S. sources. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such non-U.S. taxes. In certain circumstances, a shareholder that (i) has held shares of a Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for non-U.S. taxes deemed imposed on dividends paid on such shares. Additionally, a Fund must also meet this holding period requirement with respect to its non-U.S. stocks and securities in order for “creditable” taxes to flow through. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. If a Fund is not eligible to or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to non-U.S. taxes incurred by a Fund; in such case, such non-U.S. taxes would nonetheless reduce a Fund’s taxable income. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.
The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

Foreign Currency Transactions
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income, receivables, expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the re-characterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book/Tax Differences
Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Real Estate Investment Trusts
Any investment by a Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. In such an event, to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”). See “Investment by Tax-Exempt Investors” below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Controlled Foreign Corporations
A U.S. person, such as a Fund, who owns (directly, indirectly, or constructively) 10% or more of the total combined voting power of all classes of stock of a non-U.S. corporation or 10% or more of the total value of shares of all classes of stock of a non-U.S. corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a non-U.S. corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. It is possible that a Fund will be a U.S. Shareholder in a CFC. As a U.S. Shareholder, such Fund would be required to include in gross income for U.S. federal income tax purposes for each taxable year of the Fund its pro rata share of its CFC’s “subpart F income” for the CFC’s taxable year ending within the Fund’s taxable year, whether or not such income is actually distributed by the CFC. Subpart F income generally includes, among other things, interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent that a Fund invests in a CFC and recognizes Subpart F income in excess of actual cash distributions from such investment, if any, it may be required to sell assets in its portfolio (including when it is not advantageous to do so) to meet its distribution requirement and qualify as a RIC. If such Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, it would be subject to taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to pay substantial taxes, penalties, and interest, and to make substantial distributions, in order to re-qualify for such special tax treatment.

Passive Foreign Investment Companies
Investments treated as equity investments for U.S. federal income tax purposes that a Fund makes in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”
Because it is not always possible to identify a non-U.S. corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Investments in Other Regulated Investment Companies
A Fund’s investments in shares of another ETF, a mutual fund, or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (for example, long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying RIC.
If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report to its shareholders a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report to its shareholders its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.
If a Fund were to own 20% or more of the voting interests of an underlying RIC, subject to a safe harbor in respect of certain fund of funds arrangements, the Fund would be required to “look through” the RIC to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury regulations) of the RIC’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.

Investments in Master Limited Partnerships and Certain non-U.S. Entities
A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities treated as pass-through entities or as transparent for U.S. income tax purposes is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are re-characterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.
If a Fund retains an MLP investment until its tax basis is reduced to zero, subsequent distributions from the MLP will result in the receipt of taxable income by the Fund, which may include income taxable as ordinary income when distributed by the Fund to shareholders.
If an MLP in which a Fund invests amends its partnership tax return, shareholders may receive a corrected Form 1099 from the Fund, which could, in turn, require shareholders to amend their own federal, state or local tax returns.

Commodities and Commodity-Linked Instruments
A Fund’s investments in commodities and commodity-linked instruments, including indirectly through entities treated as transparent for U.S. income tax purposes, such as ETFs treated as grantor trusts for U.S. federal income tax purposes, can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it were eligible to and did pay a tax at the Fund level.

Exchange-Traded Notes, Structured Notes
The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked exchange-traded notes and certain commodity-linked structured notes; also, the timing and character of income or gains arising from exchange-traded notes can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a fund-level tax.

Backup Withholding
A Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide that Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Investment by Tax-Exempt Investors
Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
In addition, special tax consequences apply to CRTs that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Foreign Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the U.S., under special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the U.S., or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.
In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the U.S. will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign shareholders who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisors.
Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign shareholder of a trade or business within the U.S., (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Subject to certain exceptions (for example, for a Fund that is a “United States real property holding corporation” as described below), a Fund is generally not required to withhold on the amount of a non-dividend distribution (i.e., a distribution that is not paid out of a Fund’s current or accumulated earnings and profits for the applicable taxable year) when paid to a foreign shareholder.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the U.S., and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs, generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption. If an interest in a Fund were a USRPI, a greater-than-5% foreign shareholder otherwise selling or disposing of its shares in the Fund generally also would be required to file a U.S. tax return in connection with such sale or other disposition, and pay related taxes due on any gain realized on the sale or other disposition.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of a Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.
Foreign shareholders should consult their tax advisors (and, if holding shares through intermediaries, their intermediaries) concerning the application of these rules to their investment in a Fund.
In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign shareholders should consult their tax advisors in this regard.
Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.
A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting with Respect to Foreign Financial Accounts
Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Shareholders should consult their tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends. The IRS and Department of Treasury have issued proposed regulations providing that these withholding rules will not be applicable to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above.
Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation
Fund shareholders may be subject to state, local and non-U.S. taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Counsel and Independent Registered Public Accounting Firm

Ropes & Gray LLP, located at 1211 Avenue of the Americas, New York, NY 10036-8704, serves as counsel to the Trust. PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for each Fund.

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

Financial Statements

The audited financial statements for Real Estate ETF, Preferred and Income Opportunities ETF, and Natural Resources ETF for the fiscal year ended March 31, 2025 are incorporated by reference to this SAI from the Trust’s Form N-CSR dated March 31, 2025. Because Short Duration ETF and Infrastructure Opportunities ETF are newly organized, they do not have audited financial statements. Audited financial statements for Short Duration ETF and Infrastructure Opportunities ETF will be available in their first Form N-CSR when it is prepared.
The audited financial statements for the Predecessor Fund are incorporated herein by reference to the Predecessor Fund’s Form N-CSR for its fiscal year ended November 30, 2025.

Appendix A

Proxy Voting Policies and Procedures for the Advisor, COHEN & STEERS ASIA LIMITED (“CNS ASIA”) AND COHEN & STEERS UK LIMITED (“CNS UK”) (CNS ASIA AND CNS UK, AS APPLICABLE, THE “SUBADVISORS”)
A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.
B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.
C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.
In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.
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The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.
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In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.
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Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.
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In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.
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To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.
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Voting rights shall not automatically be exercised in favor of management-supported proposals.
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The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.
Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.
Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.
Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).
Board and Director Proposals
Voting for Director Nominees in Uncontested Elections
Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:
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whether the nominee attended less than 75% of the board and committee meetings without a valid excuse for the absences;
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whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;
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whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;
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whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;
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whether the nominee is the chair or CEO of a publicly-traded company who serves on more than two (2) public company boards;
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in the case of nominees other than the chair or CEO, whether the nominee serves on more than four (4) public company boards;
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if the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;(1)
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whether the nominee has a material related party transaction or a material conflict of interest with the company;

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whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;
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material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
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material failures of risk oversight including, but not limited to:
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bribery;
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large or serial fines from regulatory bodies;
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demonstrably poor risk oversight of environmental and social issues, including climate change;
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significant adverse legal judgments or settlements;
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hedging of company stock by employees or directors of a company; or
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significant pledging of company stock in the aggregate by officers or directors of a company;
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whether the board has oversight of material climate-related risks and opportunities including, but not limited to:
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the transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;
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how the board identifies, measures and manages such risks; and
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the board’s oversight of climate-related risk as part of governance, strategy, risk management, and metrics and targets;
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actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and
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in the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

1 For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

Voting for Director Nominees in Contested Elections
Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.
Board Composition
We believe an effective board should reflect a range of skills, experience, tenure and industry expertise, as well as diversity across gender, ethnicity, race and background. We believe such factors are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Accordingly, we encourage companies to continue to evolve diversity and inclusion practices. We may vote against the chair of the nominating committee (or other directors on a case-by-case basis) if we determine that a lack of diversity on the post-election board represents business risk or is inconsistent with applicable market norms or listing requirements.
Non-disclosure of Board Nominees
The Advisor and the Subadvisors generally vote against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, the Advisor and Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, the Advisor and Subadvisors may vote for the nominees even if nominee names are not disclosed.
Majority Vote Requirement for Directors
The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.
Separation of Chair and CEO
The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chair positions. However, the Advisor and the Subadvisors do recognize, that under certain circumstances, it may be in the company’s best interest for the CEO and chair positions to be held by one person.
Independent Chair
The Advisor and the Subadvisors review on a case-by-case basis, proposals requiring the chair’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.
Lead Independent Director
In cases where the CEO and chair roles are combined or the chair is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.
Board Independence
The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.
In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.
Board Size
The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.
Classified Boards
The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.
Tiered Boards (Non-U.S.)
The Advisor and the Subadvisors generally vote in favor of unitary boards as opposed to tiered board structures. The Advisor and Subadvisors believe that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.
Independent Committees
The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.
Adoption of a Board with Audit Committee Structure (Japan)
The Advisor and the Subadvisors generally vote for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.
Non-Disclosure of Board Compensation
The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.
Director and Officer Indemnification and Liability Protection
The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.
Directors’ Liability (Non-U.S.)
These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).
The Advisor and Subadvisors will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:
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a lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
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any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or
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other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.
Directors’ Contracts (Non-U.S.)
Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, the Advisor and the Subadvisors generally vote these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.
Compensation Proposals
Votes on Executive Compensation
“Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.
The Advisor and the Subadvisors generally vote against circumstances where there are an unacceptable under of problematic pay practices including:
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poor linkage between executive pay and company performance and profitability;
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the presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;
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a lack of proportionality in the plan relative to the company’s size and peer group.
Additional Disclosure of Executive and Director Pay
The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation
The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.
Golden Parachutes
In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.
In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:
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potentially excessive severance payments;
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agreements that include excessive excise tax gross-up provisions;
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single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;
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single-trigger vesting of equity based on a definition of CIC that requires only shareholder approval of the transaction (rather than consummation);
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recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or
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the company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Non-executive Director Remuneration (Non-U.S.)
The Advisor and the Subadvisor generally evaluate these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. The Advisor and Subadvisors believe that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.
Approval of Annual Bonuses for Directors and Statutory Auditors (Japan)
The Advisor and the Subadvisors generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.
Equity Compensation Plans
Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:
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Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company's estimated shareholder value transfer (“SVT”) in relation to peers, considering:

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SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
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SVT based only on new shares requested plus shares remaining for future grants.
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Plan Features:
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automatic single-triggered award vesting upon CIC;
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discretionary vesting authority;
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liberal share recycling on various award types; and
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minimum vesting period for grants made under the plan.
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Grant Practices:
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the company’s three year burn rate relative to its industry/market cap peers;
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vesting requirements for most recent CEO equity grants (3-year look-back);
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the estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
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the proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
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whether the company maintains a claw-back policy; and
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whether the company has established post exercise/vesting share-holding requirements.
The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan overall is not in the interests of shareholders, or if any of the following apply:
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awards may vest in connection with a liberal CIC;
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the plan would permit re-pricing or cash buyout of underwater options without shareholder approval;
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the plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or
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any other plan features that are determined to have a significant negative impact on shareholder interests.
Equity Compensation Plans (Non-U.S.)
The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.
Long-Term Incentive Plans (Non-U.S.)
A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.
The Advisor and the Subadvisors evaluate these proposals on a case-by-case basis. The Advisor and Subadvisors generally vote in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. The Advisor and Subadvisors would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. The Advisor and Subadvisors will also vote against proposals that lack sufficient disclosure.
Transferable Stock Options
The Advisor and the Subadvisors evaluate on a case-by-case basis, proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.
Approval of Cash or Cash-and-Stock Bonus Plans
The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Code.
Employee Stock Purchase Plans
The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.
401(k) Employee Benefit Plans
The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.
Pension Arrangements (Non-U.S.)
The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. The Advisor and Subadvisors believe it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.
Stock Ownership Requirements
The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods
The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.
Recovery of Incentive Compensation
The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.
Capital Structure Changes and Anti-Takeover Proposals
Increase to Authorized Shares
The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).
Blank Check Preferred Stock
The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.
Pre-emptive Rights
The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.
Dual Class Capitalizations
Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.
Restructurings/Recapitalizations
The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:
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Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

●
Change in control: will the transaction result in a change in control of the company?
●
Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
Share Repurchase Programs
The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.
The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.
Targeted Share Placements
The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.
Shareholder Rights Plans
The Advisor and the Subadvisors review on a case-by-case basis, proposals to ratify shareholder rights plans taking into consideration the length of the plan.
Shareholder Rights Plans (Japan)
The Advisor and Subadvisors review proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.
Reincorporation Proposals
Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.
Voting on State Takeover Statutes
The Advisor and the Subadvisors review on a case-by-case basis, proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings
Mergers and Acquisitions
Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.
The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.
Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.
Spin-offs
The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Asset Sales
The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.
Liquidations
The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.
Issuance of Debt (Non-U.S.)
The Advisor and Subadvisors evaluate these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. We generally vote in favor of proposals that will enhance a company’s long-term prospects. We vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.
Auditor Proposals
Ratification of Auditors
The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:
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an auditor has a financial interest in or association with the company, and is therefore not independent;

●
there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
●
the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;
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the auditors are being changed without explanation; or
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fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.
Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.
Auditor Rotation
The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.
Auditor Indemnification
The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.
Annual Accounts and Reports (Non-U.S.)
Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).
The Advisor and Subadvisors approve proposals relating to the adoption of annual accounts provided that:
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the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;
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the report complies with legal and regulatory requirements and best practice provisions in local markets;
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the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;
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a report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

●
a report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g., for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any areas of non-compliance);
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a conclusive response is given to all queries from shareholders; and
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other concerns about corporate governance have not been identified.
Appointment of Internal Statutory Auditor (Japan)
The Advisor and Subadvisors evaluate these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, we consider the nominee affiliated and will withhold support.
Shareholder Access and Voting Proposals
Proxy Access
The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.
Bylaw Amendments
The Advisor and the Subadvisors vote on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, the Advisor and Subadvisors generally support proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.
Reimbursement of Proxy Solicitation Expenses
In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.
Shareholder Ability to Call Special Meetings
The Advisor and the Subadvisors vote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.
Shareholder Ability to Act by Written Consent
The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board
The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.
Cumulative Voting
Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.
Supermajority Vote Requirements
The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.
Confidential Voting
The Advisor and the Subadvisors vote for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.
Date/Location of Meeting
The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.
Adjourn Meeting if Votes are Insufficient
The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.
Disclosure of Shareholder Proponents
The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.
Environmental and Social proposals
The Advisor and the Subadvisors believe that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, we evaluate these proposals on a case-by-case basis. The principles guiding the evaluation of these proposals include, but are not limited to:
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the current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;
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whether implementation of a proposal is likely to enhance or protect shareholder value;
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whether a proposal can be implemented at a reasonable cost;
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whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
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the degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;
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whether the company has already responded in some appropriate manner to the request embodied in the proposal;
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what other companies in the relevant industry have done in response to the issue addressed in the proposal; and
●
whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Environmental Proposals
The Advisors and Subadvisors acknowledge that environmental considerations can pose significant investment risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:
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the general factors listed above; and
●
whether the issues presented have already been effectively dealt with through governmental regulation or legislation.
In particular, in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:
●
the general factors listed above;
●
the transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

●
how the company identifies, measures and manages such risks; and
●
the company’s approach to climate-related risk as a part of governance, strategy, risk management, and metrics and targets.
Social Proposals
The Advisors and Subadvisors acknowledge that social considerations can pose significant risks and opportunities. Therefore, we generally vote in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.
We believe board and workforce diversity are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Therefore, we generally vote in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background, where we consider such proposals as aligned with the long-term best interests of shareholders and applicable market norms or listing requirements We vote all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.
Miscellaneous Proposals
Bundled Proposals
The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against such proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.
Other Business
Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted.

Appendix B

Rating Categories
The following is a description of certain ratings assigned by S&P, Moody’s and Fitch Ratings (“Fitch”).
S&P
An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings also are used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:
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likelihood of payment;
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capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
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nature of and provisions of the obligation, and the promise we impute;
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protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings
A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due unless S&P believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Municipal Short-Term Note Ratings Definitions
An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:
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amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
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source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.
Moody’s
Long-Term Obligation Ratings and Definitions
Moody’s long-term obligation ratings are opinions of the relative credit risk of financial income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
Obligations rated “B” are considered speculative and are subject to high credit risk.
Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.
Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch
Corporate Finance Obligations—Long-Term Rating Scales
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.
The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity’s issuer rating.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk: Default is a real possibility.
CC: Very high levels of credit risk: Default of some kind appears probable.
C: Exceptionally high levels of credit risk: Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include:
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the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

●
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or
●
Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted default: “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
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the selective payment default on a specific class or currency of debt;
●
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
●
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
●
execution of a distressed debt exchange on one or more material financial obligations.
D: Default: “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”
Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality: “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality: “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality: “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality: “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative: “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative: “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk: “C” indicates that default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:
●
failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
●
the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
●
the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
Highest short-term credit quality: “F1” indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
Good short-term credit quality: “F2” indicates good intrinsic capacity for timely payment of financial commitments.
Fair short-term credit quality: “F3” indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
Speculative short-term credit quality: “B” indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
High short-term default risk: “C” indicates that default is a real possibility.
Restricted default: “RD” indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically, applicable to entity ratings only.
Default: “D” indicates a broad-based default event for an entity, or the default of a short-term obligation.

ETFSAI-[ ]

PART C
OTHER INFORMATION
ITEM 28. EXHIBITS
(a)	(i) Certificate of Trust(1)
(ii) Amended and Restated Declaration Trust(1)
(1) Amended Schedule A to the Amended and Restated Declaration Trust, dated February 6, 2026(*)
(b)	By-laws(2)
(c)	The rights of security holders are defined in the Registrant’s Amended and Restated Declaration of Trust (Article IV), filed as Exhibit (a)(ii) to this Registration Statement
(d)	(i) Investment Advisory Agreement(3)
(1) Amendment to the Investment Advisory Agreement(**)
(ii) Subadvisory Agreement with Cohen & Steers Asia Limited(4)
(1) Amendment to the Subadvisory Agreement with Cohen & Steers Asia Limited(**)
(iii) Subadvisory Agreement with Cohen & Steers UK Limited(4)
(1) Amendment to the Subadvisory Agreement with Cohen & Steers UK Limited(**)
(e)	(i) ETF Distribution Agreement(3)
(1) First Amendment to the ETF Distribution Agreement(5)
(2) Second Amendment to the ETF Distribution Agreement(**)
(f)	Not applicable
(g)	Custodian Agreement(3)
(i) Amendment to the Custody Agreement(**)
(h)	(i) Administration Agreement(3)
(1) Amendment to the Administration Agreement(**)
(ii) Transfer Agency and Service Agreement(3)
(1) Amendment to the Transfer Agency and Service Agreement(**)
(iii) Amended Expense Limitation Agreement(6)
(1) Amendment to Schedule I of the Expense Limitation Agreement(**)
(iv) Form of Authorized Participant Agreement(3)
(i)	(i) Opinion of Venable LLP(4)
(ii) Opinion of Venable LLP (Cohen & Steers Short Duration Preferred and Income Active ETF and Cohen & Steers Infrastructure Opportunities Active ETF)(5)
(iii) Opinion of Venable LLP (Cohen & Steers Future of Energy Active ETF)(**)
(j)	Not applicable
(k)	Not applicable
(l)	Investment Representation Letter(3)

(m)	Amended Distribution and Service Plan(**)
(n)	Not applicable
(p)	Code of Ethics, amended February 2025(6)
(s)	Powers of Attorney(2)
____________________________________
*
Filed herewith.
**
To be filed by amendment.
(1) Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the Commission), on August 2, 2024 (Accession No. 0001193125-24-192455).
(2) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the Commission on October 3, 2024 (Accession No. 0001193125-24-232266).
(3) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed with the Commission on December 6, 2024 (Accession No. 0001193125-24-272540).
(4) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed with the Commission on January 29, 2025 (Accession No. 0001193125-25-015626).
(5) Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed with the Commission on November 26, 2025 (Accession No. 0001193125-25-298560).
(6) Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed with the Commission on July 28, 2025 (Accession No. 0001193125-25-166528).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not applicable.
ITEM 30. INDEMNIFICATION
It is the Registrant’s policy to indemnify its trustees, officers, employees and other agents to the maximum extent permitted by the laws of the State of Maryland as set forth in Article IX of Registrant’s Amended and Restated Declaration of Trust, filed as Exhibit (a)(ii) to this Registration Statement. The liability of the Registrant’s trustees and officers is dealt with in Article IX of Registrant’s Amended and Restated Declaration of Trust. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s investment advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Advisory Agreement, filed as Exhibit (d)(i) to this Registration Statement. The liability of State Street Bank and Trust Company, the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Administration Agreement, filed as Exhibit (h)(i) to this Registration Statement. The liability of Foreside Fund Services, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Distribution Agreement filed as Exhibit (e)(i) to this Registration Statement.
Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the trustees and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the trustees or officers in connection with the Registrant’s shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
ITEM 31. BUSINESS AND OTHER CONNECTION OF INVESTMENT ADVISOR
This information is set forth under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement.
The following is a list of the directors and officers of the Advisor. Unless otherwise indicated, none of the persons listed below has had other business connections of a substantial nature during the past two fiscal years other than as stated in the Prospectus forming Part A of this Registration Statement or in response to Item 32(b) below.
Name	Title	Other Business/Position Held/Dates
Joseph M. Harvey	Chief Executive Officer and Director	*
Jon Cheigh	President and Chief Investment Officer	*
Adam M. Derechin	Executive Vice President, Chief Operating Officer and Director	*
Francis C. Poli	Executive Vice President, General Counsel and Secretary	*
Brandon Brown	Executive Vice President, Chief Human Resources Officer	*
Douglas R. Bond	Executive Vice President	*
James S. Corl	Executive Vice President	*
James Giallanza	Executive Vice President	*
Khushbu Gupta	Executive Vice President	*
Marc Haynes	Executive Vice President	*
Daniel Longmuir	Executive Vice President	*
Benjamin Morton	Executive Vice President	*
Daniel Noonan	Executive Vice President	*

Name	Title	Other Business/Position Held/Dates
Matthew Pace	Executive Vice President	*
Christopher Parliman	Executive Vice President	*
Jeffrey Sharon	Executive Vice President	*
Kikuo Shirose	Executive Vice President	*
Jason Yablon	Executive Vice President	*
Elaine Zaharis-Nikas	Executive Vice President	*
Nargis Hilal	Senior Vice President, Global Chief Compliance Officer and Associate General Counsel
Global Chief Compliance Officer
and Counsel of Lazard Asset
Management LLC from
April 2022 to May 2025,
Chief Compliance Officer of Lazard
Asset Management Securities LLC
from February 2019 to
May 2025, and
Chief Compliance Officer of
Lazard Funds
from 2020 to May 2025

William Alstrin	Senior Vice President	*
Alexander Berg	Senior Vice President	*
Christopher Barrett	Senior Vice President	*
Neil Bloom	Senior Vice President	*
Richard Borden	Senior Vice President	*
Michelle Butler	Senior Vice President	*
Brian Carlisle	Senior Vice President	*
Brian Casey	Senior Vice President	*
Keith Caswell	Senior Vice President	*
Wai Ming Chan	Senior Vice President	*
Vince Childers	Senior Vice President	*
Kristen Choi	Senior Vice President	*
Colleen Cleary	Senior Vice President	*
Adam Collins	Senior Vice President	*
David Conway	Senior Vice President	*
Sean Cooney	Senior Vice President	*
Brian Cordes	Senior Vice President	*
Gavin Daly	Senior Vice President	*
Thuy Quynh Dang	Senior Vice President	*
Matthew Darwin	Senior Vice President	*
Dana A. DeVivo	Senior Vice President	*
Michael Donohue	Senior Vice President and Interim Chief Financial Officer	*
Jerome Dorost	Senior Vice President	*
David Driscoll	Senior Vice President	*
Elena Dulik	Senior Vice President and Chief Accounting Officer	*
Amy Duling	Senior Vice President	*
Austin Fagan	Senior Vice President	*
Jessen Fahey	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates
Dane Garrood	Senior Vice President	*
Christopher Gasta	Senior Vice President	*
Leonard Geiger	Senior Vice President	*
Daniel Hafford	Senior Vice President	*
Brian Heller	Senior Vice President and Deputy General Counsel	*
Daniel Hemberger	Senior Vice President	*
Andrew Humble	Senior Vice President	*
Khalid Husain	Senior Vice President	*
Bradley Ispass	Senior Vice President	*
Yigal Jhirad	Senior Vice President	*
Ryan Johann	Senior Vice President	*
Jason Johnson	Senior Vice President	*
Michael Johnson	Senior Vice President	*
Matthew Karcic	Senior Vice President	*
Robert Kastoff	Senior Vice President	*
Miriam Kim	Senior Vice President	*
Mathew Kirschner	Senior Vice President	*
Harrison Klein	Senior Vice President	*
Albert Laskaj	Senior Vice President	*
Alexander Laskey	Senior Vice President	*
Seth Laughlin	Senior Vice President	*
Jon Lee	Senior Vice President	*
Wai Lim Leung	Senior Vice President	*
Kevin Li	Senior Vice President	*
Mary Liftin	Senior Vice President	*
Michael Loftus	Senior Vice President	*
Arjun Mahalingam	Senior Vice President	*
Kristine Manzi	Senior Vice President	*
Brian Meta	Senior Vice President	*
Sharanya Mitchell	Senior Vice President	*
John Moore	Senior Vice President	*
Stephen Murphy	Senior Vice President and Deputy Chief Compliance Officer	*
John Muth	Senior Vice President	*
Christopher Nelson	Senior Vice President	*
Mary Ruth Newman	Senior Vice President	*
Michael Nolan	Senior Vice President	*
Jeffrey Palma	Senior Vice President	*
Jimmy Parsard	Senior Vice President	*
Susannah Pitura	Senior Vice President	*
Ronald Pucillo	Senior Vice President	*
Anthony Puma	Senior Vice President	*
Brian Quinn	Senior Vice President	*
Rogier Quirijns	Senior Vice President	*

Name	Title	Other Business/Position Held/Dates
Kevin Rochefort	Senior Vice President	*
Tyler Rosenlicht	Senior Vice President	*
Christian Rusu	Senior Vice President	*
Michael Schell	Senior Vice President	*
Evan Serton	Senior Vice President	*
Janine Seto-Moy	Senior Vice President	*
Alexander Shafran	Senior Vice President	*
Diana Shieh	Senior Vice President	*
James Shields	Senior Vice President	*
Abhijit Shroff	Senior Vice President	*
Joshua Silverman	Senior Vice President	*
Rodrigo Soto	Senior Vice President	*
Hamid Tabib	Senior Vice President	*
Steven Tix	Senior Vice President	*
Lorraine Tutovic	Senior Vice President	*
Daniel Tyshovnytsky	Senior Vice President	*
Regina Vaitzman	Senior Vice President	*
Ted Valenti	Senior Vice President	*
Jason Vinikoor	Senior Vice President	*
Charles Wenzel	Senior Vice President	*
Mirchiru Wisely	Senior Vice President	*
Jiyang Zhang	Senior Vice President	*
Stylianos Anagnostopoulos	Vice President	*
Anthony Angotti	Vice President	*
Juliana Annis	Vice President	*
Marie Shayne Arcilla	Vice President	*
Christopher Balisky	Vice President	*
Jonathan Beshel	Vice President	*
Stefano Bezzato	Vice President	*
Christopher Boland	Vice President	*
Jillian Boyer	Vice President	*
Jonathan Brailey	Vice President	*
Gabriel Buerkle	Vice President	*
Andrew Burd	Vice President	*
John Burke	Vice President	*
Peter Burnside	Vice President	*
Dara Byrne	Vice President	*
Joao Paulo Cardoso Monteclaro Cesar	Vice President	*
James Casey	Vice President	*
Thomas Cassidy	Vice President	*
Catherine Cheng	Vice President	*
William Cheng	Vice President	*
Ashish Chhaniara	Vice President	*
Alan Cooper	Vice President	*

Name	Title	Other Business/Position Held/Dates
Alexander Deluccia	Vice President	*
Michele DeMarco	Vice President	*
Christopher DeNunzio	Vice President	*
Ankita Dhupar	Vice President	*
Michael DiFlora	Vice President	*
Yan Lin Ding	Vice President	*
Siyu Dong	Vice President	*
Gregory Dorsey	Vice President	*
Tyler DuBay	Vice President	*
William Formosa	Vice President	*
Griffin Frank	Vice President	*
Steven Frank	Vice President	*
Celine Fung	Vice President	*
John Geoghan	Vice President	*
Craig Guttenplan	Vice President	*
Nobunari Hakozaki	Vice President	*
Declan Harvey	Vice President	*
Joshua Hilbert	Vice President	*
Andrew Hourigan	Vice President	*
Christopher Jerejian	Vice President	*
Sergey Kalinskiy	Vice President	*
Luke Kariniemi-Eldridge	Vice President	*
Colin Keane	Vice President	*
Charlotte Keenan	Vice President	*
Robert Kennedy	Vice President	*
Diptanshu Khattry	Vice President	*
Michael King	Vice President	*
Stefanny Kisiel	Vice President	*
Beth Klavir	Vice President	*
Robert Klemens	Vice President	*
Chi Yeung Ko	Vice President	*
Eric Kristenson	Vice President	*
Shirley Lam	Vice President	*
Hin Fai Lam	Vice President	*
Joseph Lee	Vice President	*
Ka Man Leung	Vice President	*
Wincheng Lin	Vice President	*
Priyanku Lochawala	Vice Predident	*
Sean Magrath	Vice President	*
Gabrielle Malhotra	Vice President	*
Yan Manelis	Vice President	*
William Marsalise	Vice President	*
Charles Maschi	Vice President	*
Michael McGarry	Vice President	*
Raquel McLean	Vice President	*

Name	Title	Other Business/Position Held/Dates
Kristin McShea	Vice President	*
Humberto Medina	Vice President	*
Myra Mercado	Vice President	*
Taylor Mizzi	Vice President	*
Laurence Molinelli	Vice President	*
David Moonasar	Vice President	*
Brandon Odenath	Vice President	*
Natalie Okorie	Vice President	*
Barbara Olander	Vice President	*
Alex Overby	Vice President	*
Shruti Patel	Vice President	*
Damien Porras	Vice President	*
Stephen Quan	Vice President	*
Snehasis Rath	Vice President	*
Steven Reilly	Vice President	*
Charles Renfro	Vice President	*
Andrew Reyes	Vice President	*
Jonathan Rhoden	Vice President	*
Elizabeth Rooney	Vice President	*
Peter Rossi	Vice President	*
Boris Royzen	Vice President	*
Hideya Sakai	Vice President	*
Kie Shidara	Vice President	*
Andrew Shin	Vice President	*
Dany Smith	Vice President	*
Fraser Smith	Vice President	*
Kevin Sutcliffe	Vice President	*
Oleksandr Trotsenko	Vice President	*
Edward Valente	Vice President	*
Jan Willem Van Kranenburg	Vice President	*
Matthew Virag	Vice President	*
Tayna Voshell	Vice President	*
Sydney Walker	Vice President	*
Brendan Walters	Vice President	*
Liyen Wee	Vice President	*
Kryshna Wright	Vice President	*
Lu Xie	Vice President	*
Jason Zevallos	Vice President	*
Yue Zhang	Vice President	*
Michael Ziselman	Vice President	*
ITEM 32. PRINCIPAL UNDERWRITERS
(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

AB Active ETFs, Inc.
ABS Long/Short Strategies Fund
ActivePassive Core Bond ETF, Series of Trust for Professional Managers
ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
ActivePassive International Equity ETF, Series of Trust for Professional Managers
ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
AdvisorShares Trust
AFA Private Credit Fund
AGF Investments Trust
AIM ETF Products Trust
Alexis Practical Tactical ETF, Series of Listed Funds Trust
AlphaCentric Prime Meridian Income Fund
American Century ETF Trust
AMG ETF Trust
Amplify ETF Trust
Applied Finance Dividend Fund, Series of World Funds Trust
Applied Finance Explorer Fund, Series of World Funds Trust
Applied Finance Select Fund, Series of World Funds Trust
Ardian Access LLC
ARK ETF Trust
ARK Venture Fund
Bitwise Funds Trust
BondBloxx ETF Trust
Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
Bridgeway Funds, Inc.
Brinker Capital Destinations Trust
Brookfield Real Assets Income Fund Inc.
Build Funds Trust
Calamos Convertible and High Income Fund
Calamos Convertible Opportunities and Income Fund
Calamos Dynamic Convertible and Income Fund
Calamos Global Dynamic Income Fund

Calamos Global Total Return Fund
Calamos Strategic Total Return Fund
Carlyle Tactical Private Credit Fund
Cascade Private Capital Fund
Catalyst Strategic Income Opportunities Fund
CBRE Global Real Estate Income Fund
Center Coast Brookfield MLP & Energy Infrastructure Fund
Clifford Capital Partners Fund, Series of World Funds Trust
Cliffwater Corporate Lending Fund
Cliffwater Enhanced Lending Fund
Coatue Innovative Strategies Fund
Cohen & Steers ETF Trust
Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
Curasset Capital Management Core Bond Fund, Series of World Funds Trust
Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
Davis Fundamental ETF Trust
Defiance Connective Technologies ETF, Series of ETF Series Solutions
Defiance Drone and Modern Warfare ETF, Series of ETF Series Solution
Defiance Quantum ETF, Series of ETF Series Solutions
Denali Structured Return Strategy Fund
Dodge & Cox Funds
DoubleLine ETF Trust
DoubleLine Income Solutions Fund
DoubleLine Opportunistic Credit Fund
DoubleLine Yield Opportunities Fund
DriveWealth ETF Trust
EIP Investment Trust
Ellington Income Opportunities Fund
ETF Opportunities Trust

Exchange Listed Funds Trust
Exchange Place Advisors Trust
FlexShares Trust
Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust
Forum Funds
Forum Funds II
Forum Real Estate Income Fund
Fundrise Growth Tech Fund, LLC
GoldenTree Opportunistic Credit Fund
Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
Grayscale Funds Trust
Guinness Atkinson Funds
Harbor ETF Trust
Harris Oakmark ETF Trust
Hawaiian Tax-Free Trust
Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
Horizon Kinetics Medical ETF, Series of Listed Funds Trust
Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
Innovator ETFs Trust
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
Jensen Quality Growth ETF, Series of Trust for Professional Managers
John Hancock Exchange-Traded Fund Trust
Kurv ETF Trust
Lazard Active ETF Trust
LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
Mairs & Power Balanced Fund, Series of Trust for Professional Managers
Mairs & Power Growth Fund, Series of Trust for Professional Managers
Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
Manor Investment Funds
MoA Funds Corporation
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
Morgan Stanley ETF Trust
Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
Morningstar Funds Trust
NEOS ETF Trust
Niagara Income Opportunities Fund
North Square Evanston Multi-Alpha Fund
NXG Cushing® Midstream Energy Fund
NXG NextGen Infrastructure Income Fund
OTG Latin American Fund, Series of World Funds Trust
Overlay Shares Core Bond ETF, Series of Listed Funds Trust
Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
Palmer Square Funds Trust
Palmer Square Opportunistic Income Fund
Partners Group Private Income Opportunities, LLC
Perkins Discovery Fund, Series of World Funds Trust
Philotimo Focused Growth and Income Fund, Series of World Funds Trust
Plan Investment Fund, Inc.
Point Bridge America First ETF, Series of ETF Series Solutions
Precidian ETFs Trust
Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
Renaissance Capital Greenwich Funds
REX ETF Trust
Reynolds Funds, Inc.
RMB Investors Trust
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
Roundhill Cannabis ETF, Series of Listed Funds Trust
Roundhill ETF Trust
Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
Roundhill Video Games ETF, Series of Listed Funds Trust
Rule One Fund, Series of World Funds Trust
Russell Investments Exchange Traded Funds
Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
Six Circles Trust
Sound Shore Fund, Inc.
SP Funds Trust
Sparrow Funds
Spear Alpha ETF, Series of Listed Funds Trust
STF Tactical Growth & Income ETF, Series of Listed Funds Trust
STF Tactical Growth ETF, Series of Listed Funds Trust
Strategic Trust
Strategy Shares
Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
Tekla World Healthcare Fund
Tema ETF Trust
The 2023 ETF Series Trust
The 2023 ETF Series Trust II
The Community Development Fund

The Cook & Bynum Fund, Series of World Funds Trust
The Finite Solar Finance Fund
The Private Shares Fund
The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
Third Avenue Trust
Third Avenue Variable Series Trust
Tidal Trust I
Tidal Trust II
Tidal Trust III
TIFF Investment Program
Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
Timothy Plan International ETF, Series of The Timothy Plan
Timothy Plan Market Neutral ETF, Series of The Timothy Plan
Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
Total Fund Solution
Touchstone ETF Trust
Trailmark Series Trust
T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
T-Rex 2x Long Ether Daily Target ETF
U.S. Global Investors Funds
Union Street Partners Value Fund, Series of World Funds Trust
Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
Virtus Stone Harbor Emerging Markets Income Fund
Volatility Shares Trust

WEBs ETF Trust
Wedbush Series Trust
Wellington Global Multi-Strategy Fund
Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust
WisdomTree Digital Trust
WisdomTree Trust
XAI Octagon Floating Rate & Alternative Income Term Trust
(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, ME 04101.
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c) Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of: State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, MA 02114-2016; Foreside Fund Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101; and Cohen & Steers Capital Management, Inc., 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and State of New York, on the 9th day of February, 2026.
COHEN & STEERS ETF TRUST
By:	/s/ JAMES GIALLANZA
JAMES GIALLANZA
President and CEO
Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
SIGNATURE	TITLE	DATE
By: /s/ JAMES GIALLANZA	President and Chief Executive Officer (Principal Executive Officer)	February 9, 2026
(JAMES GIALLANZA)
By: /s/ ALBERT LASKAJ	Chief Financial Officer (Principal Financial Officer)	February 9, 2026
(ALBERT LASKAJ)
*	Chair and Trustee	February 9, 2026
(JOSEPH M. HARVEY)
*	Trustee	February 9, 2026
(ADAM M. DERECHIN)
*	Trustee	February 9, 2026
(MICHAEL G. CLARK)
*	Trustee	February 9, 2026
(DEAN A. JUNKANS)
*	Trustee	February 9, 2026
(GEORGE GROSSMAN)
*	Trustee	February 9, 2026
(GERALD J. MAGINNIS)
*	Trustee	February 9, 2026
(JANE F. MAGPIONG)
*	Trustee	February 9, 2026
(DAPHNE L. RICHARDS)
*	Trustee	February 9, 2026
(RAMONA ROGERS-WINDSOR)
*By: /s/ DANA A. DEVIVO		February 9, 2026
Dana A. DeVivo ATTORNEY-IN-FACT